As filed with the Securities and Exchange Commission on January 30, 1997
                                     Securities Act Registration No. 333 - 02111
                                  Investment Company Registration No. 811 - 7581



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___                                            |_|
Post-Effective Amendment No.   2                                           |X|


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.    4                                                         |X|
               -----

                             MEYERS INVESTMENT TRUST
                   (formerly Meyers Sheppard Investment Trust)
                           (a Delaware Business Trust)
               (Exact Name of Registrant as Specified in Charter)

                             8901 Wilshire Boulevard
                         Beverly Hills, California 90211
                    (Address of Principal Executive Offices)

                                 (310) 657-9393
              (Registrant's Telephone Number, including Area Code)

                                Shelly J. Meyers
                             8901 Wilshire Boulevard
                         Beverly Hills, California 90211
                     (Name and Address of Agent for Service)

                                 With Copies to:

John M. Woodbury, Jr., Esq.                                 Beth R. Kramer, Esq.
Pollet & Woodbury                                            Mayer Brown & Platt
10900 Wilshire Boulevard, Suite 500                    1675 Broadway, Suite 1900
Los Angeles, California 90024                           New York, New York 10019

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box) |X| immediately upon filing pursuant to paragraph (b)
|_| on ________________________ (date) pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on  _______________________  (date) pursuant to  paragraph (a)(1)
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on  _______________________  (date) pursuant to paragraph (a)(2) of Rule 485

The Registrant has previously registered an indefinite number of its Shares of Beneficial Interest (par value $0.00001 per share) under the Securities Act of 1933, as amended, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. The Registrant expects to file a Rule 24f-2 notice with respect to the Meyers Pride Value Fund for its fiscal year ended May 31, 1997 on or before July 31, 1997.

                             MEYERS PRIDE VALUE FUND
                    (formerly the Meyers Sheppard Pride Fund)
                              Cross Reference Sheet
                              Pursuant to Rule 495


PART A   DESCRIPTION OF ITEM                LOCATION IN PROSPECTUS
------   -------------------                ----------------------

Item 1   Cover Page......................   Front Cover Page
Item 2.  Synopsis........................   Prospectus Summary; Expense Summary
Item 3.  Condensed Financial Information.   Financial Highlights
Item 4.  General Description of             Front Cover Page; Prospectus
         Registrant......................   Summary; Investment And Social
         ................................   Objectives and Policies
Item 5.  Management of the Fund..........   Prospectus Summary; Management And
         ................................   Service Providers; Inside Back Cover
                                            Page; Other Information Concerning
                                            Shares of the Fund
Item 5A. Management's Discussion of Fund
         Performance.....................   Not Applicable
Item 6.  Capital Stock and Other            Other Information Concerning Shares
         Securities......................   of the Fund; Tax Matters
Item 7.  Purchase of Securities Being       Purchases and Redemptions of Shares;
         Offered.........................   Other Information Concerning Shares
                                            of the Fund
Item 8.  Redemption or Repurchase........   Purchases and Redemptions of Shares
Item 9.  Pending Legal Proceedings.......   Not Applicable


                                            LOCATION IN STATEMENT OF
PART B   DESCRIPTION OF ITEM                ADDITIONAL INFORMATION
         --------------------------------   ------------------------

Item 10. Cover Page......................   Front Cover Page
Item 11. Table of Contents...............   Front Cover Page
Item 12. General Information and History.   The Fund
Item 13. Investment Objectives and          Investment And Social Objectives,
         Policies........................   Policies And Restrictions
Item 14. Management of the Fund..........   Management Of And Service Providers
                                            For The Trust And The Fund
Item 15. Control Persons and Principal      Management Of And Service Providers
         Holders of Securities...........   For The Trust And The Fund
Item 16. Investment Advisory and Other      Management Of And Service Providers
         Services........................   For The Trust And The Fund;
                                            Independent Auditors
Item 17. Brokerage Allocation and Other
         Practices.......................   Fund Transactions and Brokerage
         ................................   Commissions
Item 18. Capital Stock and Other            Description of Shares, Voting Rights
         Securities......................   and Liabilities

Item 19. Purchase, Redemption and Pricing   Determination of Net Asset Value;
         of Securities Being Offered.....   Valuation of Fund Securities
Item 20. Tax Status......................   Taxation
Item 21. Underwriter.....................   Management Of And Service Providers
         ................................   For The Trust And The Fund
Item 22. Calculation of Performance Data.   Performance Information
Item 23. Financial Statements............   Financial Statements


PART C

Information required to be included in Part C is set forth under the appropriately numbered item in Part C of this Registration Statement.

PROSPECTUS DATED JANUARY 30, 1997



                             MEYERS PRIDE VALUE FUND


                               ------------------


The Meyers Pride Value Fund (the "Fund") is organized as a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund was formerly known as the Meyers Sheppard Pride Fund, and the Trust was formerly known as the Meyers Sheppard Investment Trust.

The Fund is an open-ended no-load diversified mutual fund whose overall investment objective is to attain long-term capital appreciation through investing in a diversified portfolio of equity securities of under-valued but nevertheless fundamentally sound companies identified as generally having progressive policies towards gays and lesbians. See "Investment And Social Objectives And Policies" herein. There can be no assurance that the Fund will achieve its investment objective.

The Investment Manager for the Fund is Meyers Capital Management, LLC, a California limited liability company. The Distributor and Administrator for the Fund is BISYS Fund Services Limited Partnership, an Ohio limited partnership. BISYS Fund Services, Inc., a Delaware corporation, is the Accounting Agent and Transfer Agent of the Fund. The Custodian of the Fund is Wells Fargo Bank, N.A.


                               ------------------


This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference.

The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated January 30, 1997, which contains more detailed information about the Fund and the Trust and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Distributor of the Fund (see the section of this Prospectus captioned "Purchases and Redemptions of Shares" for address).


                               ------------------


Shares of the Fund are not deposits or obligations of, or guaranteed by, any bank or other depository institution, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal, state or other governmental agency.


                               ------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


                                                                          Page

Prospectus Summary.........................................................  4

Expense Summary............................................................  7

Financial Highlights.......................................................  9

Investment And Social Objectives And Policies.............................. 10

Risk Factors............................................................... 14

Management And Service Providers........................................... 16

Purchases And Redemptions Of Shares........................................ 20

Tax Matters................................................................ 25

Other Information Concerning Shares Of The Fund............................ 26

Performance Information.................................................... 28

                               PROSPECTUS SUMMARY

What is the Fund?

The Meyers Pride Value Fund (the "Fund") is organized as a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware on March 25, 1996. The Fund is an open-ended no-load diversified management investment company whose overall investment objective is to attain long-term capital appreciation through investing in a diversified portfolio of equity securities of under-valued but nevertheless fundamentally sound companies identified by the Investment Manager as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. See "Investment And Social Objectives And Policies" herein.

The Fund is the first series to be established under the Trust. As a diversified fund, the Fund is required, by the Investment Company Act of 1940, as amended (the "Investment Company Act"), with respect to 75% of its assets, to invest no more than 5% of its assets in the securities of any one issuer, and not more than 10% of the outstanding voting securities of an issuer may be owned.

The Fund was formerly known as the Meyers Sheppard Pride Fund, and the Trust was formerly known as the Meyers Sheppard Investment Trust.

The Fund's investment and social objectives and policies, including the identification of companies which have progressive policies towards gays and lesbians, are determined by the Investment Manager of the Fund, subject to the Board of Trustees providing broad supervision over the affairs of both the Fund and the Trust. The determination of which companies have progressive policies toward gays and lesbians is generally based upon criteria determined from time-to-time by the Investment Manager and approved by the Board of Trustees. The Investment Manager has, to date, identified over 325 publicly-traded companies meeting this criteria, most of which are listed on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). For further information about the Board of Trustees, see "Management And Service Providers" herein. A majority of the Board of Trustees are not affiliated with the Investment Manager.

Who is the Fund's Investment Manager?


The Investment Manager of the Fund, Meyers Capital Management, LLC, a California limited liability company ("Meyers Capital Management"), serves as the Fund's manager and investment adviser pursuant to an Investment Management Agreement. The Investment Manager generally supervises (subject to the overall authority of the Board of Trustees and officers of the Trust) the overall administration of the Fund, including its various agents and service providers, including those providing distribution, fund accounting, dividend disbursement, transfer agent and custodian services. The Investment Manager also manages the investments of the Fund on a day to day basis in accordance with the Fund's investment and social objectives and policies, and determines the composition of the securities in which the Fund may invest (i.e., those companies identified as having anti-discrimination policies in place and demonstrating other progressive policies towards gays and lesbians). For its management and investment advisory services, the Investment Manager receives from the Fund a monthly fee equal, on an annual basis, to 1% of the Fund's average daily net assets. See "Management And Service Providers" herein.


How do you Purchase and Redeem Shares of the Fund?


Shares of the Fund are sold continuously by the Distributor of the Fund, BISYS Fund Services Limited Partnership ("BISYS LP"), at the next determined net asset value per share. The minimum initial investment in the Fund is $1,000, and subsequent investments are $100. A lower initial investment of $250 is permitted for Automatic Investment Plans, with subsequent investments allowed at a minimum of $50.

The Trust, on behalf of the Fund, has adopted a Distribution Plan which permits reimbursement of certain expenses incurred by the Distributor in connection with the distribution of shares of the Fund, up to a maximum of 0.25% of net asset value annually. See "Management And Service Providers" and "Plan Of Distribution," herein.

The Fund offers to redeem shares of the Fund from its shareholders at any time at next determined net asset value per share. The redemption price may be more or less than the purchase price.

No sales load is charged with respect to either the purchase or redemption of Fund shares. An investor should contact the Distributor regarding any further information describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases And Redemptions" herein.

When does the Fund Pay Dividends and Make Distributions?

The Fund will distribute substantially all of its net investment income and capital gains annually, generally in December. Dividends or distributions declared in December but actually paid the following January will be includable in an investor's income as of the record date (usually in December) of such dividends or distributions.
See "Taxation" herein.

Administrative Services


BISYS LP is also the Administrator of the Fund. In its capacity as the Fund's Administrator, BISYS LP provides certain administrative and managerial support services to the Fund, in consideration of which BISYS LP is paid an administration fee per year equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate Fund assets in excess of $1 billion.

BISYS Fund Services, Inc., a Delaware corporation ("BYSIS Inc."), is the Fund Accounting Agent and Transfer Agent of the Fund. As Fund Accounting Agent, BISYS Inc. calculates the Fund's net asset value on a daily basis, in consideration of which it is paid a fund accounting fee of $35,000 per year plus reimbursement of out-of-pocket expenses. In its capacity as Transfer Agent for the Fund, BISYS Inc. provides dividend disbursing, registrar and transfer agency services to the Fund and its shareholders, in consideration of which it is paid a transfer agency fee equal to $15 per year per each shareholder of the Fund, subject to a $12,000 per year minimum. See "Management And Service Providers" herein.



Risk Factors

There can be no assurance that the Fund will be able to achieve its investment objective. Since the Fund will limit its investments to equity securities of companies which have anti-discrimination policies in place and demonstrate other progressive policies towards gays and lesbians, such social policy will tend to limit the availability of investment opportunities to the Fund compared to that for other investment companies that have a comparable investment objective to that of the Fund. See "Investment And Social Objectives And Policies" herein.

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies are especially sensitive to these factors.

Investments of the Fund's assets in "illiquid securities," i.e., securities that are restricted in their transfer or for which market quotations are otherwise not readily available or repurchase agreements over seven days, may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a favorable price. The risks associated with illiquidity are particularly acute in situations in which the Fund's operations require cash, such as when the Fund redeems for shares of beneficial interests or pays distributions, and may result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments.

As a recently created entity, the Trust will be subject to all the risks incident to the creation of a new business, including the absence of a history of operation, and there can be no guarantee that the investment objective of the Fund will be attained. The Investment Manager is a newly created entity and, as such, prior to the commencement of operations of the Fund, had no previous experience in providing investment management services to an investment company; however, the Investment Manager's designated Portfolio Manager for the Fund has provided analytical and portfolio management services to investment companies and institutional asset management clients, and the Vice President of Operations of the Investment Manager and the Fund's Administrator, BISYS LP, have provided operations, compliance and administrative services for investment companies. See "Management And Service Providers" in general, and "Management and Service Providers - Investment Manager" and "Management And Service Providers - Portfolio Manager" in particular, below.

There are market risks inherent in any investment, and there is no assurance that the primary investment objective of the Fund will be achieved or that any income will be earned. Moreover, the application of the investment policies is dependent upon the judgment of the Investment Manager. A prospective purchaser of shares of the Fund should realize there are risks in any policy dependent upon such judgment and that no representation is made that the investment objective of the Fund will be accomplished or that there may not be substantial loses in any particular investment. At any time, the value of the Fund's shares may be more or less than the cost of such shares to the investor. See "Investment And Social Objectives And Policies" herein.

Some of the securities included in the Fund may be those of foreign issuers (provided that the securities are publicly-traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (e.g., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers. See "Risk Factors" herein.

                                 EXPENSE SUMMARY


The following table provides a summary of: (i) Shareholder Transaction Expenses relating to purchases and sales of shares of the Fund, and (ii) estimated Annual Operating Expenses of the Fund for its first fiscal year of investment operations (commencing June 10, 1996 and ending May 31, 1997), expressed as a percentage of average daily net assets. All of the Fund's Annual Operating Expenses will be paid out of the Fund's assets, and will therefore be indirectly borne by the shareholders of the Fund.

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases........................             None
Sales Load Imposed on Reinvested Dividends.....................      None
Deferred Sales Load Imposed on Redemptions.....................      None
Exchange Fees..................................................      None
                                                                     ----
      Total Shareholder Transaction Expenses...................             None
                                                                            ====

Annual Operating Expenses (As a Percentage of Average Daily Net Assets)(1)
Investment Management Fee (after waiver)(2)........................  0.00%

Distribution 12b-1 Fee(3)..........................................  0.25%
Other Expenses (estimated, after assumption by Investment Manager..  1.70%
                                                                     -----
 Total Annual Operating Expenses (estimated, after waiver and
 assumption(5).................................................            1.95%
                                                                           =====


     ---------------------------

(1) The Fund commenced investment operations on June 10, 1996. For the sole purpose of preparing the foregoing table, the Fund: (i) assumed it will have $2.2 million in average daily net assets for the period beginning June 10, 1996 and ended May 31, 1997 (based upon an assumption of $6.5 million in net assets as of May 31, 1997); and (ii) made certain estimates relating to the Annual Operating Expenses for the Fund for such period. The actual average daily net assets of the Fund for the period beginning June 10, 1996 and ended May 31, 1997, and the actual net assets of the Fund as of May 31, 1997 and the actual Annual Operating Expenses for such period, could vary significantly from the amounts assumed or estimated above.

(2) Under the Investment Agreement, the Fund will pay the Investment Manager a monthly investment management fee equal, on an annual basis, to 1.0% of the Fund's average daily net assets. The Investment Manager had undertaken to waive such portion of its investment management fee and assume such portion of the Fund's expenses necessary to maintain Total Annual Operating Expenses at no more than 1.95% per year of average daily net assets. Based upon the foregoing, the Fund estimates that the Investment Manager will waive its entire fee and assume a portion of the Fund's expenses in order to maintain Total Annual Operating Expenses at the 1.95% per year level.

(3) Pursuant to the terms of the Distribution Plan, the Fund will pay its Distributor, per year, up to 0.25% of the Fund's average daily net assets in reimbursement of, or in anticipation of, expenses incurred by the Distributor in connection with the sale of shares of the Fund. A long-term shareholder in the Fund may, as a result of the Distribution Plan, pay more than the economic equivalent of the maximum distribution charges permitted by the rules of the National Association of Securities Dealers, Inc. See "Management And Service Providers" herein.

(4)   "Other  Expenses"  include  fees  to be paid  to the  Administrator,  Fund
      Accounting  Agent,   Transfer  Agent  and  Custodian  for  the  Fund.  See
      "Management And Service Providers" herein.

(5) Without the waiver of its fee and assumption of expenses by the Investment Manager as described above, estimated Total Annual Operating Expenses for the Fund for its first year of operations would be 11.4% of average daily net assets. The Fund estimates that the Fund would require average daily net assets of approximately $40 million for Total Annual Operating Expenses to decline below the level of 1.95% of average daily net assets per year.

Example

A shareholder of the Fund would indirectly pay the following estimated expenses(1) on a $1,000 investment in the Fund, assuming: (i) a 5% annual return on such investment; and (ii) the redemption of the investment at the end of each of the following time periods:

      1 year..............................      $20.00
      3 years.............................      $61.00

      ---------
      (1)   Based  upon  the  same   assumptions,   and   subject  to  the  same
            qualifications, as set forth above in the table captioned "Annual Operating Expenses."

The Example set forth above is hypothetical and should not be considered a representation of future expenses of the Fund. Moreover, the Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.

The foregoing tables and example have not been audited by the Fund's independent accountants. For more information with respect to certain estimated expenses of the Fund, see "Management And Service Providers" herein.

                             FINANCIAL HIGHLIGHTS


The following selected data for a share in the Fund outstanding for the indicated period has not been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, and should be read in conjunction with the unaudited financial statements and related notes appearing in the Statement of Additional Information dated January 30, 1997. The Fund's Annual Report will include a discussion of the factors, strategies and techniques that materially affect its performance during the period of the report, as well as certain other related information. A copy of the Fund's Annual Report will be made available without charge upon request and when available.



                                                               For the period
                                                               June 10, 1996
                                                               (commencement
                                                             of operations) to
                                                             December 31, 1996
                                                                (Unaudited)

For a share of beneficial interest outstanding throughout the period:

Net Asset Value, beginning of period......................         $10.00

Income from investment operations:
      Net investment income...............................         (0.02)
      Net realized and unrealized gain on investments.....          0.83
                                                                 -----------

Total income from investment operations...................          0.81


Less distributions from:
      Net investment income...............................           0
      Net realized gains..................................           0
                                                                 -----------

Total distributions.......................................           0

Net Asset Value, end of period............................         $10.81

Total return..............................................        8.10%(3)

Ratios/supplemental data:
      Net assets, end of period ..........................        $895,219
      Ratio of expenses to average net assets (1).........         2.25%(2)
      Ratio of net investment income to average net
       assets(1)..........................................        (0.73%)(2)

Portfolio turnover rate...................................           6%
Average commissions per share.............................       $0.080842

--------
(1) Reflects the Investment Manager's waiver of its entire investment management fee and its assumption of liabilities of the Fund. Without such waiver and assumption by the Investment Manager, the ratio of expenses and net investment income to average net assets would have been as follows:

      Ratio of expenses to average net assets........................59.68%(2)
      Ratio of net investment income to average net assets..........(58.16%)(2)

(2)   Annualized
(3)   Not annualized

                 INVESTMENT AND SOCIAL OBJECTIVES AND POLICIES

Investment Objective and Social Objective

The overall investment objective of the Fund (the "Investment Objective") is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but nevertheless fundamentally sound companies which have been identified as having met the Social Objective. Companies which meet the "Social Objective" are defined as companies which, in general, have been identified as having progressive policies towards gays and lesbians, but at a minimum have in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation (the "Fundamental Social Criteria").

The Fund believes that enterprises which are responsive toward addressing the concerns of the gay and lesbian community and other progressive socially-sensitive constituencies will benefit financially from the consumer loyalty generated by such social awareness and will therefore be more likely to prosper in the long-term. The Fund also believes such enterprises will be less likely to incur certain legal liabilities that may arise when an enterprise is found to discriminate against minorities, such as members of the gay and lesbian community. The Fund believes such enterprises should also, over the longer term, be able to generate additional stockholder market-value as an indirect result of the greater investment in such enterprises, through the Fund, by the gay and lesbian community (which, per capita, is one of the wealthiest demographic groups in the United States), as well as supporters of the gay and lesbian community.

Investment Strategy

In order to achieve the Investment Objective, the Fund will use a value-based investment approach focusing on a longer-term market cycle (at least three to five years), consistent with moderate levels of risk, wherein the Investment Manager will identify companies exhibiting the following investment characteristics: (1) low or inexpensive current value relative to earnings estimates, cash flow, book value and/or break-up value; (2) good management; (3) strong business fundamentals, and (4) positive earnings momentum.

The equity securities the Fund may invest in include common stocks, preferred stocks and warrants, and certain debt instruments convertible into stock, primarily in publicly-traded companies. Publicly-traded companies refers to companies whose equity securities are traded over a national stock exchange or over-the-counter through the National Association of Securities Dealers Automatic Quotation ("NASDAQ") system or the National Association of Securities Dealers, Inc. ("NASD") Electronic Bulletin Board. The Fund may invest in companies in all ranges of capitalization. The Investment Manager expects that no less than 60% of the Fund's net assets will be invested in equity securities of "large capitalization" companies, which the Investment Manager defines as companies with total capitalization of at least $2 billion.

Since it is anticipated that most equity securities will be held for the longer-term using this strategy, the Investment Manager anticipates there will likely be a low rate of portfolio turnover, and estimates portfolio turn-over in the first year of the Fund will be approximately 30% to 60%.

The Investment Manager expects that under normal market conditions the Fund will typically invest up to 95% of its assets (and sometimes virtually all of its assets) in the types of equity securities described above and, subject to certain limitations, certain options in these securities for hedging purposes. Under distressed market conditions, the Fund may maintain its assets in cash or cash-equivalents, or invest in money-market instruments or obligations of the United States government or government-sponsored enterprises and other types of government-backed securities. Such investments would be temporary defensive in nature and would not be expected to exceed 50% of the Fund's net assets. Although returns on these assets are historically less than investment in equity and other non-governmental types of securities, the risk of loss in investing in such instruments is lower as well.

Identification of Companies Which Satisfy Social Objective

The determination of which companies have satisfied the Social Objective, and may therefore be considered as appropriate investment vehicles for the Fund, is based upon recommendations of the Investment Manager and the approval by the Board of Trustees. As of the date of this Prospectus, over 325 publicly-traded companies, most of which are listed on the S&P 500, have been identified as having satisfied the Social Objective.

In making its recommendations, the Investment Manager evaluates companies based upon (1) the Fundamental Social Criteria and (2) such additional criteria and considerations consistent with the Social Objective as are determined reasonable by the Investment Manager from time-to-time in its sole discretion, and approved in general by the Board of Trustees (the "Non-Fundamental Social Criteria"). Such methodology is, by its nature, subjective.

As of the date of this Prospectus, the Non-Fundamental Social Criteria consists of two separate areas of general focus, employee relations and corporate citizenship.

In evaluating a company's gay and lesbian employee relations, the Investment Manager evaluates the company's record and policies with respect to labor matters affecting gay and lesbian employees, such as: (1) the company's commitment to equal employment opportunity for gays and lesbians, both overall and in executive positions, and the scope of the company's policies against discrimination based upon sexual orientation; (2) the breadth, quality and innovation of the company's employee benefit programs and their positive effect on gay and lesbian employees (including inclusion of gay and lesbian partners and families in employee benefit programs); and (3) the company's relationships with gay and lesbian suppliers, vendors, and customers.

In evaluating a company's corporate citizenship, the Investment Manager reviews the company's record on gay and lesbian related charitable giving and other philanthropic activities and its interaction with the gay and lesbian community, such as advertising in gay and lesbian directed publications or other media.

It is not necessary that a company satisfy all of the factors and considerations described above as part of the Non- Fundamental Social Criteria in order to be identified as having satisfied the Social Objective. However, every company must satisfy the Fundamental Social Criteria in order to be included on the list of approved companies.

The Investment Manager uses publicly available information in evaluating companies, including information disseminated by the Human Rights Campaign, the largest national gay and lesbian organization. The Investment Manager also directly reviews company policies and, in certain cases, discusses those policies with the company's management.

The Investment Manager intends to vote proxies of companies included in the Fund's portfolio consistent with the Social Objective. The inclusion of a company on the Fund's list of approved companies with progressive policies towards gays and lesbians does not imply that the company has requested it be included on the list or approved such inclusion, has sought the approval of the Fund with respect to the development and implementation of the company's employment or corporate citizenship policies, or is affiliated with the Fund in any manner.

Investment Policies

The Fund will diversify its holdings to reduce the risks of investing. As a diversified Fund, the Fund is required, by the Investment Company Act with respect to 75% of its assets, to invest no more than 5% of its assets into the securities of any one issuer, and not more than 10% of the outstanding voting securities of an issuer may be owned. In addition, the Fund may not invest more than 25% of its total assets in any one industry.

The Fund may invest up to 10% of its total assets in convertible securities, including bonds, debentures, notes, preferred stocks, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Certain convertible securities may in addition be callable, in whole or in part, at the option of the issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Investment Manager will limit investments in convertible securities to those generally considered to be "investment grade" debt securities, which the Investment Manager defines as being rated BBB or higher by Standard & Poor or Baa or higher by Moody. The highest rated debt securities (securities rated AAA by Standard & Poor or Aaa by Moody) carry, in the opinion of such investments ratings agencies, the smallest degree of investment risk and the capacity to pay interest and repay principal is very strong.

The Fund may not invest more than 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale (including repurchase agreements which have a maturity of longer than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as privately placed or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Restricted securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country in which they are principally traded would not be considered illiquid. The Fund will treat any securities that are held in countries with restrictions on repatriation of more than seven days, as illiquid securities for purposes of the 15% limitation.

In  recent  years,  a large  institutional  market  has  developed  for  certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales to qualified institutional buyers of certain securities otherwise subject to restriction on resale to the general public. The Investment Manager anticipates that the market for certain restricted securities will expand further under Rule 144A as a result of the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

The Investment Manager will monitor the liquidity of restricted securities in the Fund under the supervision of the Board of Trustees. In reaching liquidity decisions, the Investment Manager may consider, inter alia, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The Fund may invest cash reserves in (1) direct obligations and/or short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government and/or (2) bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies the Social Objective of the Fund. Although the U.S. government provides financial support to U.S. government sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. The Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks in order to meet anticipated redemption requests.

In accordance with the Investment Company Act, the Fund may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Fund may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Fund's total assets may be invested in the securities of any one investment company. As an investor in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses, however, the Investment Manager has agreed to waive its fees to the extent necessary to comply with state securities laws.

The Fund will readjust its securities holdings periodically to the extent the Investment Manager deems it prudent to do so, and subject to the overall supervision and approval of the Board of Trustees. The timing and extent of adjustments in the holdings of the Fund will reflect the Investment Manager's judgment as to: (1) the appropriate portfolio mix to achieve the investment performance objective of the Fund; (2) the appropriate balance between the goal of correlating the holdings of the Fund with its Social Objective; (3) the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares; and (4) compliance with certain restrictions of the Fund imposed by the Fund's investment policies, including those mandated by the Investment Company Act. See "Fundamental Investment Policies And Restrictions" herein. There can be no assurance that any portfolio enhancement strategies will be successful, and the performance of the Fund may as a result be worse than if such strategies were not undertaken. The Board of Trustees of the Fund will receive and review, at least quarterly, a report prepared by the Investment Manager evaluating the performance of the Fund, and will consider what action, if any, should be taken in the event of a significant change in the performance of the Fund.

The Fund's primary consideration in placing securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For further discussion regarding securities trading by the Fund, see the Statement of Additional Information.

The Fund may make short sales of securities or maintain a short position in securities provided such investment is otherwise consistent with the Fund's Investment Objective and Social Objective. Pursuant to the Investment Company Act, the Fund will maintain government securities and certain other assets in amounts sufficient to cover the fair market value of such sales and positions plus margin posted with brokers for such sales and positions. No more than 25% of the Fund's net assets will be used as collateral for such short positions at any one time.

Fundamental Investment Policies and Restrictions

Certain of the Fund's investment policies and restrictions are "fundamental" and, as such, are subject to change only with shareholder approval. All policies stated throughout this Prospectus, other than those identified in this section as fundamental, may be changed without shareholder approval. The Fund's fundamental policies include its Investment Objective, certain restrictions on its investments under applicable securities laws, and its Fundamental Social Criteria. Although adherence to the Fundamental Social Criteria is a fundamental policy, the other factors and considerations used by the Investment Manager in making its recommendations consistent with the overall Social Objective and the Board in approving such recommendations are discretionary and non-fundamental.

The fundamental policies and restrictions may not be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Prospectus, means the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy). If there were a change in the Fund's fundamental policies and restrictions, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. The Statement of Additional Information includes a complete discussion of the foregoing matters as well as other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. In order to permit the sale of the Shares in certain states, the Fund reserves the right to make commitments more restrictive than the investment policies and restrictions set forth above. If the Fund determines that any such commitment is not in its best interests, it may choose not to sell the Shares in these states or seek a waiver in certain states.


                                 RISK FACTORS

Investment Objective

There can be no assurance that the Fund will be able to achieve its Investment Objective. It should be noted that the limitation of the Fund's investments to equity securities of companies identified as meeting the Social Objective will tend to limit the availability of investment opportunities to the Fund compared to that for other investment companies that have a comparable investment objective to that of the Fund.

Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies are especially sensitive to these factors.

Convertible Securities

Investments in convertible securities of a corporation generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities;, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Fund only intends to invest in convertible securities where the value of the option is minimal and the convertible security trades on the basis of its coupon.

Illiquid and Restricted Securities

Investments of the Fund's assets in illiquid securities, (i.e., securities that are restricted in their transfer or for which market quotations are otherwise not readily available or repurchase agreements over seven days), may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a favorable price. The risks associated with illiquidity are particularly acute in situations in which the Fund's operations require cash, such as when the Fund redeems for shares of beneficial interests or pays distributions, and may result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of such investments.

Securities of Foreign Issuers

Some of the securities included in the Fund may be those of foreign issuers (provided that the securities are publicly-traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (e.g., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

Loans of Securities

The Fund has the authority to lend its securities to brokers, dealers and financial institutions provided, among other things, that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Options

The Fund may enter into certain transactions involving stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are held by the Fund. Were the Fund to establish an option position for the purpose of hedging against investment risks, and would do so only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument or instruments underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

The Fund will enter only into exchange-traded options. At all times when an option position is outstanding, the Fund will maintain a segregated deposit with the Fund's custodian of cash, money market instruments or high-quality securities sufficient in order to cover the exposure of that position.

Short Positions

Short selling or short positions by the Fund involves the Fund selling a security that it does not own or it borrows from a broker. When the fund purchases the security to replace the borrowed security, if the value of the security declines as anticipated, the Fund will profit to the extent of the difference between the purchase price and the sales price. If the price of the security increases, the Fund will suffer a loss. Short selling or short positions by the Fund involve a risk that the price of the security will not decrease, as anticipated, and the Fund will suffer a loss.

History of Operations; Experience of Investment Manager


As a recently created entity, the Trust will be subject to all the risks incident to the creation of a new business, including the absence of a history of operation, and there can be no guarantee that the Investment Objective of the Fund will be attained. The Investment Manager is a newly created entity and, as such, prior to the commencement of operations of the Fund, had no previous experience in providing investment management services to an investment company; however, the Investment Manager's designated Portfolio Manager for the Fund has provided analytical and portfolio management duties to investment companies and institutional asset management clients, and the Vice President of Operations of the Investment Manager and the Fund's Administrator, BISYS LP, have provided operations, compliance and administrative services to investment companies. See "Management And Service Providers" in general, and "Management and Service Providers - Investment Manager" and "Management And Service Providers - Portfolio Manager" in particular, below.


Investment Risks

There are market risks inherent in any investment, and there is no assurance that the Fund will attain its Investment Objective or that any income will be earned. Moreover, the application of the investment policies is dependent upon the judgment of the Investment Manager. A prospective investor in the Fund should realize there are risks in any policy dependent upon such judgment and that no representation is made that the Investment Objective of the Fund will be attained or that there may not be substantial loses in any particular investment. At any time, the value of the Fund's shares may be more or less than the cost of such shares to the investor.


                       MANAGEMENT AND SERVICE PROVIDERS


The Board of Trustees of the Fund provide broad supervision over the affairs of the Fund. The Fund has engaged Meyers Capital Management to provide management and investment advisory services to the Fund, BISYS LP to provide administration and distribution services to the Fund, BISYS Inc. to provide fund accounting and transfer agent services to the Fund, and Wells Fargo to provide custodial services to the Fund.


Board of Trustees and Officers


The Board of Trustees is responsible for the overall management and supervision of the Fund's business. The Board of Trustees consists of Ms. Shelly J. Meyers, Mr. Leslie C. Sheppard, Ms. Gwendolyn H. Baba, Mr. Jay W. Gendron, Mr. Robert E. Gipson, Professor Leonard Greenhalgh and Dr. Duane E. McWaine. None of the Trustees, with the exception of Ms. Meyers, Mr. Sheppard and Ms. Baba by virtue of their ownership interests in Meyers Capital Management, are considered "interested persons" of the Fund as defined by the Investment Company Act.

The Board of Trustees is responsible for deciding matters of general policy and reviewing actions of the Fund's contractors and agents, including the actions of the Investment Manager, the Administrator, the Fund Accounting Agent, the Transfer Agent, the Distributor, and the Custodian. The officers of the Trust conduct and supervise the Fund's daily business operations. The Board of Trustees also has broad supervisory authority over the Investment

Manager's determination of which companies satisfy the Social Objective, and are therefore eligible to be considered for an investment by the Fund.

Ms. Shelly J. Meyers, the Chairman of the Board of Trustees, is also the Manager, Chief Executive Officer, Chief Financial Officer and the principal owner of the Investment Manager, Meyers Capital Management. Ms. Meyers has a background as a research analyst and assistant portfolio manager for The Boston Company Asset Management, Inc., an investment management company, and has also been a lead analyst for the Chevron Corporation and a certified public accountant engaged in private practice. See "Management and Service Providers - Investment Manager" below. Ms. Meyers received her Bachelors of Arts degree from the University of Michigan and her Masters of Business Administration degree from the Amos Tuck School of Business Administration at Dartmouth College. Ms. Meyers is a member of the Executive Board of Directors of the Gay and Lesbian Community Services Center located in Los Angeles, California, and is also a member of the Human Rights Campaign, the largest national gay and lesbian organization.

Mr. Leslie C. Sheppard, who is also an owner of the Investment Manager, has a background in real estate marketing and management. From 1993 until he became a principal in March 1996 with Meyers Capital Management, Mr. Sheppard was Sales Representative for Fannie Mae, where he managed all aspects of a 300 property real estate inventory worth over $40 million. Prior to his employment with Fannie Mae, Mr. Sheppard was a principal of and the real estate asset manager for Takenaka & Co. where he was responsible for real estate acquisitions, management, marketing and government compliance. Mr. Sheppard received his Bachelors of Science degree in Business Administration and his Master of Business Administration degree in Finance from the University of Southern California.

Ms. Gwendolyn H. Baba, who is also the President and an owner of the Investment Manager, is general partner of several real estate management and development partnerships, and is also a former investment banker. Ms. Baba holds a M.A. degree in Management from the University of Redlands and a Bachelors of Arts degree in Philosophy from Lewis & Clark College. Ms. Baba is a member and past co-chair of the Board of Directors of the Gay and Lesbian Community Services Center, and is also on the Board of Directors of ANGLE (Access Now For Gay And Lesbian Equality), a political fund raising organization, both located in Los Angeles, California. Ms. Baba also holds appointments to the California Democratic State Central and Los Angeles County Committees, and is a member of the Board of Directors of the Human Rights Campaign.


Mr. Jay W. Gendron, an entertainment attorney, is Vice President, Legal Affairs, of Warner Bros. Television Productions (formerly Lorimar Productions). Mr. Gendron received his Juris Doctor degree from Duke University School of Law and his Bachelors of Arts degree in Government & International Studies from the University of Notre Dame. Mr. Gendron in on the Board of Directors of the Camp Laurel Foundation (which provides camping opportunities for children with HIV and AIDS) and the Angels On My Shoulder Foundation (which provides support for care-providers for cancer patients).

Mr. Robert E. Gipson, a business and corporate attorney, is a shareholder of and an attorney with Gipson Hoffman & Pancione, a Los Angeles law firm. Mr. Gipson received his Juris Doctor degree from Yale Law School and his Bachelors of Arts degree in Government from Harvard College. Mr. Gipson is the founder and initial president of the Los Angeles Venture Association (also known as LAVA), and is on the Board of Directors of the City Scholars Foundation (which promotes excellence in inner-city education), the James Redford Institution (active in organ transplant issues), the Sundance Film Institute (which promotes independent film development) and the Westwood United Methodist Church.

Professor Leonard Greenhalgh is Professor of Management at the Amos Tuck School of Business Administration at Dartmouth College, and has also taught at Stanford University and Cornell University. In addition to teaching, Professor Greenhalgh also provides executive education, research and consulting services to large corporations and organizations. Professor Greenhalgh received a Ph.D. degree from Cornell University, and a Masters in Business

Administration degree and a Bachelors of Science degree in Biology and Chemistry from the University of Rhode Island.

Dr. Duane E. McWaine is a psychiatrist who has been in solo private practice since 1988. Dr. McWaine was recently appointed as Medical Director of the Didi Hirsch Medical Health Center. Dr. McWaine is on the Executive Board of Directors of the Los Angeles Gay and Lesbian Community Services Center, and is a member of Southern California Physicians for Human Rights. He has also been involved in a variety of AIDS/HIV related health care programs in the Los Angeles area. Dr. McWaine graduated from Princeton University in 1980, and received his Medical degree from the University of Southern California School of Medicine in 1984.

For further information about the Board of Trustees and the officers of the Fund, including their general business experience, see "Management Of And Service Providers For The Trust And Fund" in the Statement of Additional Information.

Investment Manager


The Fund has engaged the Investment Manager, Meyers Capital Management, to serve as both the manager and the investment adviser for the Fund pursuant to an Investment Management Agreement approved by the Board of Trustees. The Investment Manager is a California limited liability company organized on January 23, 1996, which has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 7, 1996. The Manager and principal owner of the Investment Manager is Ms. Shelly J. Meyers. The officers of the Investment Manager are Ms. Meyers, Chief Executive Officer and
Chief Financial Officer; Ms Gwendolyn H. Baba, President; and Mr. Philip McKinley, Vice President of Operations and Secretary. Ms. Baba , Mr. Sheppard and Mr. McKinley are also owners of the Investment Manager.

As a newly created entity, the Investment Manager did not, prior to the commencement of operations of the Fund, have previous experience in providing investment management services to an investment company. However, Ms. Shelly J. Meyers, the Investment Manager's designated Portfolio Manager for the Fund, has provided analytical and portfolio management services to investment companies and institutional asset management clients. Additionally, Mr. Philip McKinley, the Vice President of Operations of the Investment Manager, and the Fund's Administrator, BISYS LP have provided compliance and administrative services to investment companies. See "Risk Factors History Of Operations; Experience Of
Investment Manager" above, "Management And Service Providers - Portfolio Manager" below, and "Management Of And Service Providers For The Trust And The Fund" in the Statement of Additional Information.


As part of its management function, the Investment Manager oversees (subject to the overall authority of the Board of Trustees) the overall operations and administration of the Fund, including the supervision of professional services rendered by others, including the Distributor, Administrator, Transfer Agent, and Custodian, as well as accounting, auditing, legal and other services.

As part of its investment advisory function, the Investment Manager implements the investment strategy of the Fund and manages the Fund's investments subject to the Fund's Investment Objective and Fundamental Social Criteria and the overall supervision by the Board of Trustees. Specifically, the Investment
Manager determines, from amongst the companies who have been identified as satisfying the Social Objective, which companies the Fund should invest in, what the appropriate mix of investments amongst such companies should be, and the timing and extent of adjustments in the holdings of the Fund to satisfy the requirements of diversification and the need to maintain sufficient reserves for anticipated redemptions of shares. The Investment Manager also has sole discretion to select brokers for purchases and sales. Although the Investment Manager's activities are subject to general oversight by the Trustees and officers of the Fund, neither the Trustees nor officers of the Fund evaluate the merits of the Investment Manager's selection of individual securities from amongst approved companies.

The Investment Management Agreement provides that the Investment Manager shall not be liable and shall be indemnified, for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence in the performance of duties specified in the Investment Management Agreement or from reckless disregard of the Investment Manager's obligations thereunder.

Pursuant to the terms of the Investment Management Agreement, the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis, to 1% of the Fund's average daily net assets. The Investment Manager has undertaken to waive such portion of its investment management fee and to assume and pay such portion of the Fund's expenses necessary to maintain Total Annual Operating Expenses of no more than 1.95% per year of average daily net assets.

Portfolio Manager


Ms. Shelly J. Meyers, the Manager of the Investment Manager and its Chief Executive Officer and Chief Financial Officer, has been designated by the Investment Manager as its "portfolio manager" for the Fund, in which capacity she is responsible for providing all investment advisory services to the Fund on behalf of the Investment Manager. Ms. Meyers received her Bachelors of Arts degree from the University of Michigan and her Masters of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College. From July, 1994 through February, 1995, Ms. Meyers was Assistant Vice President, Institutional Asset Management for The Boston Company Asset Management, Inc., in which capacity she acted as an equity research analyst and assistant portfolio manager for the institutional investment group and was the lead equity analyst for the entertainment, communications, apparel, specialty retail, and energy industries. In that capacity Ms. Meyers was responsible for analyzing portfolios containing investments valued at up to $1.2 billion. From June, 1993 through September, 1993, Ms. Meyers was an Analyst with The Boston Company Asset Management, Inc. From June, 1989 through September, 1992, Ms. Meyers was Lead Analyst, International Audit, with the Chevron Corporation, in which capacity, she led the analysis and review of various projects and operations throughout the world and reported her findings to executive management. Ms. Meyers is a certified public accountant in the State of California.



Administration, Fund Accounting and Transfer Agents


The Fund has entered into an agreement with BISYS LP to provide the Fund with administrative services pursuant to an Administration Agreement. Pursuant to the Administration Agreement, BISYS LP generally performs or supervises the performance by others of certain administrative services including, without limitation, calculating Fund expenses and controlling disbursements; assisting Fund counsel with preparing prospectuses, statements of additional information, registration statements and proxy materials; preparing reports, applications and documents required for compliance by the Fund with applicable federal and state laws and regulations; developing and preparing communications to shareholders, including the Fund's annual report and proxy materials; administering contracts between the Fund and other service providers; coordinating and supervising the filing of the Fund's tax returns; and monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code. BISYS LP also provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers or employees of BISYS LP or its affiliates. As compensation for these services, the Fund pays BISYS LP, per year, an amount equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate Fund assets in excess of $1 billion.

The Fund has entered into an agreement with BISYS Inc. to provide the Fund with fund accounting, services, pursuant to a Fund Accounting Agreement. Pursuant to the Fund Accounting Agreement, BISYS Inc. maintains the Fund's books and records and calculates the Fund's net value on a daily basis, in consideration of which the Fund pays BISYS Inc. the sum of $35,000 per year, plus reimbursement of out-of-pocket expenses.

The Fund has entered into an agreement with BISYS Inc. to provide the Fund with dividend disbursing and transfer agency services, pursuant to a Transfer Agency Agreement. Pursuant to the Transfer Agency Agreement, BISYS Inc. provides dividend disbursement, registrar and transfer agency services to the Fund, in consideration of which the Fund pays BISYS Inc. the sum of $15 per year per each shareholder, subject to a $12,000 per year minimum.

Plan of Distribution

The Trustees of the Trust have adopted a Plan of Distribution (the "Distribution Plan") with respect to the Fund in accordance with Rule 12b-1 under the Investment Company Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, BISYS LP acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. Pursuant to the Distribution Agreement, BISYS LP also acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. Solely for the purpose of reimbursing BISYS LP for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund, adopted the Distribution Plan wherein, pursuant to Rule 12b-1 of the Investment Company Act, the Fund is authorized to spend up to 0.25% of net asset value annually for BISYS LP's services in connection with the distribution of shares of the Fund. The Distribution Plan was approved by the independent trustees of the Trust as well as the Fund's initial shareholders.

BISYS LP acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, BISYS LP may receive a fee from the Fund at an annual rate up to but not to exceed 0.25% of the Fund's average daily net assets in anticipation  of, or as  reimbursement  for,  costs  and  expenses  incurred  in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of BISYS LP, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. BISYS LP will provide to the Board of Trustees a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made.


Custodian

The Fund has engaged Wells Fargo to act as custodian of the assets of the Fund, pursuant to a Custodian Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest on the Fund's investments, and maintaining books of original entry for fund accounting purposes. As compensation for its services, the Fund pays Wells Fargo, per year, an amount equal to 0.10% of the first $20 million in aggregate Fund assets, and 0.04% for aggregate Fund assets in excess of $20 million, subject to a $15,000 per year minimum.


                      PURCHASES AND REDEMPTIONS OF SHARES

Purchases

Shares of the Fund may be purchased without a sales load at the net asset value next determined after an order for shares is received and accepted by the Fund. The minimum initial investment in the Fund is $1,000 (except that the minimum initial investment when selecting the Automatic Investment Plan is $250). The minimum subsequent investment is $100 ($50 for the Automatic Investment Plan).

Initial Investments by Mail


Subject to acceptance by the Fund, investors desiring to purchase shares of the Fund by mail should complete an Account Application and mail the Application to the Fund at the address noted below, together with a check in U.S.
dollars ($1,000 minimum), payable to "Meyers Pride Value Fund":

                             Meyers Pride Value Fund
                                 P.O. Box 182496
                            Columbus, Ohio 43218-2496

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the bank of the Fund's Custodian by a Federal Reserve Bank) before acceptance by the Fund.

Initial Investments by Wire

Subject to acceptance by the Fund, shares of the Fund may be purchased by wiring federal funds ($1,000 minimum generally, $250 minimum for the Automatic Investment Plan) to the Trust. Notification of an investor's intent to make a wire transfer must be given to the Fund at 1-800-410-3337 prior to 4:00 p.m., New York time, on the business date prior to the date the purchase monies will be wired. (Prior notification should also be received from investors with existing accounts). Complete wire instructions will be given to Investors upon making their notification of intent to wire transfer funds. [Investors Fiduciary Trust Company ??] A completed Account Application must be forwarded by overnight mail to the Fund at the address noted below:

                            Meyers Pride Value Fund
                            c/o BISYS Fund Services
                               3425 Stelzer Road
                           Columbus, Ohio 43219-8021

Funds must be paid in U.S. dollars. Federal funds purchases will be accepted only on days in which the Fund, the Distributor and the Custodian are open for business. Currently, days in which the Fund, the Distributor and the Custodian are not open are those days on which the New York Stock Exchange is closed.

Additional Investments

Additional investments may be made at any time (minimum investment of $100 {$50 for the Automatic Investment Plan}) by purchasing shares of the Fund at net asset value by mailing a check to the Fund at the address noted above under "Initial Investments by Mail" (payable to the "Meyers Pride Value Fund" or by wiring monies as outlined above under "Initial Investments by Wire"). For a wire purchase, notification must be given to the Fund at 1-800-410-3337 prior to 4:00 p.m., New York time, on the business day prior to the day the purchase monies will be wired.


Investments Through Shareholder Organizations

Shares may also be purchased through a broker, a bank, or other institutions or investment professionals ("Shareholder Organizations"). Shareholder Organizations may impose minimum customer account and other requirements in addition to those of the Fund. Investors purchasing or redeeming shares may be charged a transaction-based fee and other charges for the services of the Shareholder Organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of its fees and information regarding any additional or different conditions regarding purchases or redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. If an investor purchases shares through a Shareholder Organization, the Shareholder Organization must promptly transmit such order to the Fund so that the order receives the net asset value next determined following receipt of the order. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of Fund shares.

Investments Through IRAs and Other Qualified Retirement Plans


The Fund has available special forms which enable an investor to purchase Fund shares through his or her Individual Retirement Account ("IRA"). The Fund may be used as a qualifying medium for IRAs and other qualified retirement plans ("Plans"). The minimum initial investment for an IRA or a Plan is $250.
Completion of a special application is required in order to create such a account. A $5.00 establishment fee and an annual $12.00 maintenance and custody fee is payable with respect to each IRA; in addition there will be charged a $10.00 termination fee when the account is closed. Fund shares may also be purchased for IRAs and Plans established with other authorized custodians. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. For more information about IRAs and other Plan accounts, contact the Fund.


Investors may also, in certain circumstances, be able to invest in the Fund through other types of retirement plans, such as through simplified employee pension plans ("SEPs"), qualified pension plans, and tax deferred annuity plans sponsored by their employers. Investors considering investments through an IRA or other types of retirement plans should write or telephone the Fund for further information and the appropriate form of application.

Investments Through Automatic Investment Plan

The Fund also has available special forms enabling an investor to regularly invest, through his or her bank, specified dollar amounts in periodic intervals into the Fund (the "Automatic Investment Plan"). The minimum initial investment under the Automatic Investment Plan is $250, and minimum subsequent investments are $50. Payments under the Automatic Investment Plan are automatic and will continue until such time as the Fund and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward the bank withdrawal information to the Fund, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the next-determined net asset value per share after receipt of the funds and bank withdrawal data are received in the form required by the Fund. Investors regarding investments through the Automatic Investment Plan should write or telephone the Fund for further information and the appropriate form of application.

Other Purchase Information

The Fund reserves the right, in its sole discretion, to cease offering its shares for sale at any time or to reject any order for the purchase of its shares when, in the judgment of the Board of Trustees or officers of the Fund, such suspension or rejection is in the best interests of the Fund. The Fund and the Distributor also reserve the right to modify the minimum investment requirement, the subsequent investment requirement, or the manner in which shares are offered.

For each shareholder of record, the Fund establishes an open account to which all shares purchased are credited together with any dividends and capital gain distributions which are paid in additional shares. See "Other Information Concerning Shares Of The Fund - Dividends And Capital Gain Distributions" herein. Purchases of Fund shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Redemptions

Shares of the Fund may be redeemed by mail, or, if authorized, by telephone, subject to certain procedures. The value of the shares redeemed may be more or less than the shareholder's purchase price, depending on the Fund's performance during the period the shareholder owned its shares. A shareholder owning $12,000 or more of shares of the Fund may elect to have periodic redemptions of not less than $100 made from his or her account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss.

By Mail

The Fund will redeem the shares at the net asset value per share next determined after a redemption request is received in "good order." The net asset value per share of the Fund is determined as of 4:00 p.m., New York time, on each day that the Fund, the Transfer Agent and the New York Stock Exchange are open for business. Requests should be addressed to:


                            Meyers Pride Value Fund
                                P.O. Box 182496
                           Columbus, Ohio 43218-2496


Requests in "good order" must include the following documentation:

     (1) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered (if the shares are in street name, the investor may be required to sell the shares through his or her investment professional);

     (2)  any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3)  other supporting legal documents, if required, in the case of estates,
          trusts,  guardianships,   custodianships,  corporations,  pension  and
          profit sharing plans and other organizations.

Signature Guarantees

To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Transfer Agent to verify the identity of the person who has authorized a redemption from an account. The signature must be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. Notarization by a notary public is not acceptable. Signature guarantees are required for (1) redemptions where proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may also be provided through participation in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Transfer Agent at 1-800-410-3337 for further details.

By Telephone


Provided the Telephone Redemption Option has been authorized by initialing the appropriate box in the Account Application, a redemption of shares may be requested by calling the Transfer Agent at 1-800-410-3337 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and the Transfer Agent may act on telephone instructions from the person representing himself or herself to be a shareholder and believed by the Fund or the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding and the shareholders, not the Fund or the Transfer Agent, bear the risk of any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. The following information must be supplied by the shareholder or broker at the time a request for a telephone redemption is made: (1) the shareholder's account number; (2) the shareholder's social security number; and (3) the name and account number of the shareholder's designated securities dealer or bank. Telephone redemptions will be suspended for a period of ten days following a telephonic address change.


Payment

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to 15 business days from the purchase date.

Other than described above, payment of the redemption proceeds will be made by check mailed within seven days after receipt of an order for a redemption. Investors may request that payment be made by wire transfer to the investor's designated account at a commercial bank.

A shareholder owning $12,000 or more of shares of the Fund may elect to have periodic redemptions of at least $100 be made from his or her account to be paid on a monthly, quarterly, semiannual or annual basis. The maximum payment per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange or the Fund or the Transfer Agent are closed (in addition to weekends or holidays) or trading on such Exchange is restricted, or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors generally will incur brokerage charges on the sale of Fund securities so received in payment of redemptions.

Other Redemption Information

The Fund and the Transfer Agent reserve the right, in their sole discretion, to suspend the right of telephone redemptions in general or to reject a telephone redemption with respect to any individual shareholder in particular, either before, during or after the call, when, in the judgment of the Board of Trustees or officers of the Fund, such suspension or rejection is in the best interests of the Fund. The Fund and the Distributor also reserve the right to modify the redemption procedures from time-to-time including, without limitation, requiring signature guarantees for all redemption requests.

The Fund reserves the right to redeem involuntary on at least 30 days' notice the balance in a shareholder's account having a current value of not less than $250, but not if an account falls below $250 due to a change in the market value of the Fund's shares.


                                  TAX MATTERS

The Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as such, the Fund must satisfy certain requirements relating to its sources of income, diversification of its assets, and distribution of its income. As a regulated investment company, the Fund will not be required to pay any federal income or excise taxes on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements imposed by the Code.

Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and any realized net capital gain distributions they receive from the Fund. At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and any realized net capital gain distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as capital gains, the portion, if any, representing a return of capital (which generally is free of current taxes but results in a basis reduction) and the amount of dividends eligible for the dividends-received deduction for corporations.

Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will cause any short-term capital loss realized on the disposition by a shareholder of Fund shares held for six or fewer months to be recharacterized, to the extent of those distributions, as long-term capital loss. Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and payments made by the Fund. Generally, shareholders are subject to back-up withholding if they have not provided the Fund with a correct taxpayer identification number and certain other certifications. Individuals, corporations and other shareholders who are not U.S. persons under the Code are generally subject to withholding at the rate of 30% (or lower rate provided by an applicable tax treaty) on dividends from the Fund.

In addition to federal taxes, a shareholder may be subject to state, local or foreign taxes on payments received from the Fund.

Under current law, the Fund is not liable for any income or franchise tax in the State of Delaware as long as the Fund qualifies as a regulated investment company under the Code. The Fund's fiscal year-end is May 31.

The foregoing discussion is intended for general information only. A prospective shareholder should consult with its own tax adviser as to the tax consequences of an investment in the Fund including the status of distributions from the Fund under applicable state or local law. See "Taxation" in the Statement of Additional Information for a more detailed discussion of the federal, state and local income tax consequences of investing in the Fund shares.

                OTHER INFORMATION CONCERNING SHARES OF THE FUND

Determination of Net Asset Value of Shares

The Fund determines the net asset value of the shares of the Fund on each Fund business day. This determination is made once during each such day as of 4:00 P.M. on regular trading days of the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding. A share's net asset value is effective for orders received by the Fund prior to the close of the business day on which such net asset value is determined.

Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short- term obligations with remaining maturities of less than sixty days are valued at amortized cost, which are valued at fair value as determined by the Board of Trustees of the Fund. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotation or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

Dividends and Capital Gain Distributions

Substantially all of the Fund's net income from dividends and interest is paid to the Fund's shareholders annually as a dividend, usually in December. For this purpose, the Fund's net income from dividends and interest consists of all income from dividends and interest accrued on the assets of the Fund, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

The Fund also declares a long-term capital gain distribution to its shareholders on an annual basis, usually in December, if the Fund's profits during the year from the sale of securities held for longer than the applicable long-term capital gains holding period exceeds the Fund's losses during such year from the sale of securities together with the Fund's net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). The Fund's net short-term capital gains realized during each fiscal year will also be distributed at that time.

The Fund will also make additional distributions to its shareholders to the extent necessary to avoid application of the 4% non-deductible excise tax created by the Tax Reform Act of 1986 on certain undistributed income and net capital gains of mutual funds.

A shareholder of the Fund may receive dividends and capital gain distributions either in cash or in additional shares of the Fund.


Dividend and capital gain distributions in the form of cash or checks which are either (1) returned and marked as "undeliverable" or (2) uncashed for six months, will be changed automatically and future dividend and capital gain distributions will be reinvested in the Fund at the net asset value per share determined as of the date of payment of the distribution. Additionally, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the net asset value per share determined as of the date of cancellation.


Expenses


All expenses incurred in the operation of the Fund will be borne by the Fund. These expenses include: organizational costs; taxes; the execution, recording and settlement of security transactions including brokerage fees and commissions; fees of members of the Board of Trustees who are not officers, managers, employees or holders of 5% or more of the beneficial interests of the Fund or its affiliates; expenses relating to the issuance, registration and qualification of shares of the Fund including Securities and Exchange Commission fees and state Blue Sky qualification fees and the preparation, printing and mailing of prospectuses for such purposes; fees to the Investment Manager for its services as investment adviser and manager; fees to BISYS LP for its administration services, fees to BISYS Inc. for its fund accounting, dividend disbursement, registration and transfer agent services; fees to Well Fargo for its custodial agent services;
reimbursements to BISYS LP for its distribution expenses pursuant to the Distribution Agreement (subject to the cap set forth in the Distribution Plan); certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Fund's existence; costs of independent pricing services; costs attributable to investor services (other than those arranged by BISYS LP pursuant to Distribution Agreement); costs of shareholders reports and meetings; costs of preparing, printing and mailing certain prospectuses, reports, notices, proxy statements and statements of additional information to shareholders; and any extraordinary expenses.

Description of Shares, Voting Rights and Liabilities

The Trust Instrument permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. To date the Fund is the only series of shares issued under the Trust. However, the Trust reserves the right to create and issue additional series of shares, in which case the shares of each series would participate equally in the dividends and assets of the particular series. The Trust may establish additional classes of any series of shares. For example, the Trust may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another series of shares, the Trust would either issue a new Prospectus and Statement of Additional information or amend this Prospectus and the Statement of Additional Information to reflect such issuances.


Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. There is no requirement for the Trust, and the Board of Trustees has no current intention, of holding annual meetings of shareholders of the Fund, although the special meetings of Fund shareholders may be held when, in the judgment of the Board of Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shares of each series will vote separately to approve matters specifically concerning such series such as amendments to any plan of distribution under Section 12b-1 of the Investment Company Act, any changes in fundamental investment policies or restrictions of such series, and the approval of any investment management or advisory contract pertaining to such series (unless any of such matters also affect other series, in which case all of such affected series shall vote together). In any event, shares of all series will vote together in the following matters: (1) the removal of Trustees; (2) the termination of the Trust; (3) certain amendments of the Trust Instrument; and (4) on such additional matters relating to the Trust as may be required or authorized by law, the Trust Instrument or the By-laws. If holders of 10% or more of the Fund's outstanding shares so request, a meeting of the Fund shareholders will be called. The Trust will assist in shareholder communications as required by
Section 16(c) of the Investment Company Act.


The Trust is an entity of the type commonly known as a "Delaware Business Trust." Under Delaware law, shareholders of such a business trust are entitled to the same limitation of personal liability extended to stockholders of a corporation. Under the Trust Instrument, no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to the Trust or any series. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund or the Trust solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and the Fund, their shareholders, trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed, and the Fund itself was unable to meet its obligations.


The Fund's Statement of Additional Information contains more detailed information about the Fund, including information related to: (1) investment policies and restrictions of the Fund; (2) the Trustees, officers, Investment Manager, Administrator, Fund Accounting Agent, Transfer Agent and Custodian of the Fund; (3) portfolio transactions; (4) the Fund's shares, including rights and liabilities of shareholders; (5) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund; (6) determination of the net asset value of shares of the Fund; and
(7) the audited Statement of Assets and Liabilities of the Fund at June 7, 1996, and (8) unaudited interim financial statements of the Fund as of and at December 31, 1996.



                            PERFORMANCE INFORMATION

Performance information concerning the Fund may from time-to-time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide period and average annualized "total rates of return" with respect to the Fund. The "total rate of return" of the Fund refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gain distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gain distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding.

Historical total return information for any period or portion thereof prior to the establishment of the Fund will be that of the Fund, adjusted to assume that all charges, expenses and fees of the Fund which are presently in effect were deducted during such periods.

The Fund may provide "yield" quotations with respect to the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized," that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of Investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.


From time-to-time the Fund may also quote fund rankings from various sources, such as Lipper Analytical Services, Inc., and may compare its performance to that of unmanaged securities indices, such as the S&P 500 (Standard & Poor's 500 Composite Stock Price Index) and the Dow Jones Industrial Average. "Standard & Poor," "S&P" and "Standard & Poor's 500" are trademarks of Standard & Poor Corporation. See the Statement of Addition Information for further information concerning the calculation of yield and any total rate of return quotations. Since the Fund's yield and total rate of return quotations are based on historical earnings and since such yield and rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of the Fund.

                            MEYERS INVESTMENT TRUST

                            MEYERS PRIDE VALUE FUND
                             --------------------

Trustees and Officers

Shelly J. Meyers
Trustee (Chairman of the Board)
and President

Leslie C. Sheppard
Trustee and Executive Vice President

Gwendolyn H. Baba
Trustee

Jay W. Gendron, Esq.
Trustee

Robert E. Gipson, Esq.
Trustee

Leonard Greenhalgh, M.B.A., Ph.D.
Trustee

Duane E. McWaine, M.D.
Trustee

Mark Sichley
Vice President

Tejal Albanese
Treasurer

Theresa Donovan
Secretary

Philip McKinley
Assistant Secretary

Alaina Metz
Assistant Secretary

Bruce Treff
Assistant Secretary



Investment Manager

Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, California 90211

Distributor and Administrator

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

Fund Accounting Agent
and Transfer Agent

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

Custodian

Wells Fargo Bank, N.A.
P.O. Box 63084
San Francisco, California 94163

Legal Counsel

Pollet & Woodbury, a Law Corporation
10900 Wilshire Boulevard
Suite 500
Los Angeles, California 90024

Legal Counsel for the
Independent Trustees

Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, New York 10019

Independent Auditors

KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

                                    PART B

                             MEYERS PRIDE VALUE FUND

               (formerly known as the Meyers Sheppard Pride Fund)


               A separate portfolio of the Meyers Investment Trust
                 (formerly the Meyers Sheppard Investment Trust)

                                 --------------

                             8901 Wilshire Boulevard
                         Beverly Hills, California 90211
                        Telephone Number: (310) 657-9393
                        Facsimile Number: (310) 657-9380




                       STATEMENT OF ADDITIONAL INFORMATION
                                January 30, 1997

The Meyers Pride Value Fund (the "Fund") is organized as a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund was formerly known as the Meyers Sheppard Pride Fund, and the Trust was formerly known as the Meyers Sheppard Investment Trust.

The Fund is an open-ended no-load diversified mutual fund whose overall investment objective is to attain long-term capital appreciation through investing in a diversified portfolio of equity securities of under-valued but nevertheless fundamentally sound companies which have been identified as generally having progressive policies towards gays and lesbians, and at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. See "Investment And Social Objectives, Policies And Restrictions" herein.

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus for the Fund dated January 30, 1997, as amended or supplemented from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 30, 1997, a copy of which may be obtained by an investor without charge by contacting BISYS Fund Services Limited Partnership, the Fund's Distributor, at 3435 Stelzer Road, Columbus, Ohio 43219, or at (800) 410- 3337. This Statement of Additional Information has been incorporated into the Prospectus.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                               TABLE OF CONTENTS

                                                                          Page

The Fund...................................................................B-3
Investment And Social Objectives, Policies And Restrictions................B-4
Tax-sheltered Retirement Plans............................................B-13
Investment Programs.......................................................B-16
Performance Information...................................................B-16
Determination Of Net Asset Value; Valuation Of Fund Securities............B-17
Management Of And Service Providers For The Trust And The Fund............B-18
Independent Auditors......................................................B-25
Code Of Ethics............................................................B-26
Taxation..................................................................B-26
Fund Transactions And Brokerage Commissions...............................B-27
Description Of Shares, Voting Rights And Liabilities......................B-29
Financial Statements......................................................B-30

                                   THE FUND

The Meyers Pride Value Fund (the "Fund") is organized as a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware on March 25, 1996. The Fund is an open-ended no-load diversified management investment company whose overall investment objective is to attain long-term capital appreciation through investing in a diversified portfolio of equity securities of under-valued but nevertheless fundamentally sound companies. The Fund will invest in securities of selected companies which have been identified by Meyers Capital Management, LLC ("Meyers Capital Management"), the Investment Manager of the Fund, as generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. See "Investment And Social Objectives, Policies And Restrictions" herein.


The Fund is the first series to be established under the Trust. As a diversified fund, the Fund is required, by the Investment Company Act of 1940, as amended (the "Investment Company Act"), with respect to 75% of its assets, to invest no more than 5% of its assets in the securities of any one issuer and not more than 10% of the outstanding voting securities of an issuer may be owned.


The Fund was formerly known as the Meyers Sheppard Pride Fund, until the Trustees approved a change in the Fund's name to the Meyers Pride Value Fund on January 3, 1997; and the Trust was formerly known as the Meyers Sheppard Investment Trust, until the Trust's name was changed to the Meyers Investment Trust pursuant to an amendment to the Trust's Certificate of Trust filed with the Delaware Secretary of State on January 29, 1997.


The Fund's investment and social objectives and policies, including the identification of companies which have progressive policies towards gays and lesbians, are, with the exception of certain fundamental policies, determined by the Investment Manager, subject to the Board of Trustees providing broad supervision over the affairs of both the Fund and the Trust. The Fund has, to date, identified over 325 publicly-traded companies meeting this criteria, most of which are listed on the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). A majority of the Board of Trustees are not affiliated with the Investment Manager.

The Investment Manager serves as the Fund's manager and investment adviser pursuant to an Investment Management Agreement. As part of its management function, the Investment Manager generally supervises (subject to the overall authority of the Board of Trustees and officers of the Trust) the overall administration of the Fund, including its various agents and service providers, including those providing distribution, fund accounting, dividend disbursement, transfer agent and custodian services. As part of its investment advisory function, the Investment Manager manages the investments of the Fund day-to-day in accordance with the Fund's investment and social objectives and policies, and determines the composition of the securities which the Fund may invest (i.e., which companies designated by the Investment Manager as having anti-discrimination policies in place and otherwise demonstrating progressive policies towards gays and lesbians). For its management and investment advisory services, the Investment Manager receives from the Fund a monthly fee equal, on an annual basis, to 1% of the Fund's average daily net assets. See "Management Of And Service Providers For The Trust And Fund" herein.


Shares of the Fund are sold continuously by the Distributor of the Fund, BISYS Fund Services Limited Partnership, an Ohio limited partnership ("BISYS LP"), at the next determined net asset value per share. The minimum initial investment in the Fund is generally $1,000, and subsequent investments are generally $100. A lower initial investment of $250 is permitted for Automatic Investment Plans with subsequent investments allowed at a minimum of $50. The Trust, on behalf of the Fund, has adopted a Distribution Plan which permits reimbursement of certain expenses incurred by the Distributor in connection with the distribution of shares of the Fund, up to a maximum of 0.25% of net asset value annually.


The Fund offers to redeem shares of the Fund from its shareholders at any time at next determined net asset value per share. The redemption price may be more or less than the purchase price.

No sales load is charged with respect to either the purchase or redemption of Fund shares. An investor should contact the Distributor regarding any further information describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases And Redemptions" in the Prospectus.


          INVESTMENT AND SOCIAL OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective and Social Objective

The overall investment objective of the Fund (the "Investment Objective") is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but nevertheless fundamentally sound companies which have been identified as having met the Social Objective. Companies which meet the "Social Objective" are defined as companies which, in general, have been identified as having progressive policies towards gays and lesbians, but at a minimum have in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation (the "Fundamental Social Criteria").

The Fund believes that enterprises which are responsive toward addressing the concerns of the gay and lesbian community and other progressive socially-sensitive constituencies will benefit financially from the consumer loyalty generated by such social awareness and will therefore be more likely to prosper in the long-term. The Fund also believes such enterprises will be less likely to incur certain legal liabilities that may arise when an enterprise is found to discriminate against minorities, such as members of the gay and lesbian community. The Fund believes such enterprises should also, over the longer term, be able to generate additional stockholder market-value as an indirect result of the greater investment in such enterprises, through the Fund, by the gay and lesbian community (which, per capita, is one of the wealthiest demographic groups in the United States), as well as supporters of the gay and lesbian community.

Investment Strategy


In order to achieve the Investment Objective, the Fund will use a value-based investment approach focusing on a longer-term market cycle (at least three to five years), consistent with moderate levels of risk, wherein the Investment Manager will identify companies exhibiting the following investment characteristics: (1) low or inexpensive current value relative to earnings estimates, cash flow, book value and/or break-up value; (2) good management; (3) strong business fundamentals; and (4) positive earnings momentum.

The equity securities the Fund may invest in include common stocks, preferred stocks and warrants, and certain debt instruments convertible into stock, primarily in publicly-traded companies. Publicly-traded companies refers to companies whose equity securities are traded over a national stock exchange or over-the-counter through the National Association of Securities Dealers Automatic Quotation ("NASDAQ") system or the National Association of Securities Dealers, Inc.("NASD") Electronic Bulletin Board. The Fund may invest in companies in all ranges of capitalization. The Investment Manager expects that no less than 60% of the Fund's net assets will be invested in equity securities of "large capitalization" companies, which the Investment Manager defines as companies with total capitalization of at least $2 billion.


Since it is anticipated that most equity securities will be held for the longer-term using this strategy, the Investment Manager anticipates there will likely be a low rate of portfolio turnover, and estimates portfolio turn-over in the first year of the Fund will be approximately 30% to 60%.

The Investment Manager expects that under normal market conditions the Fund will typically invest up to 95% of its assets (and sometimes virtually all of its assets) in the equity securities described above and, subject to certain limitations, certain options in these securities for hedging purposes. Under distressed market conditions the Fund may maintain its assets in cash or cash-equivalents, or invest in money-market instruments or obligations of the

United States government or government-sponsored enterprises and other types of government-backed securities. Such investments would be temporary defensive in nature and would not be expected to exceed 50% of the Fund's net assets. Although returns on these assets are historically less than investment in equity and other non-governmental types of securities, the risk of loss in investing in such instruments is lower as well.

Identification of Companies Which Satisfy Social Objective

The determination of which companies have satisfied the Social Objective, and may therefore be considered as appropriate investment vehicles for the Fund, is based upon recommendations of the Investment Manager and the approval by the Board of Trustees. As of the date of this Prospectus, over 325 publicly-traded companies, most of which are listed on the S&P 500, have been identified as having satisfied the Social Objective.

In making its recommendations, the Investment Manager evaluates companies based upon (1) the Fundamental Social Criteria and (2) such additional criteria and considerations consistent with the Social Objective as are determined reasonable by the Investment Manager from time-to-time in its sole discretion, and approved in general by the Board of Trustees (the "Non-Fundamental Social Criteria"). Such methodology is, by its nature, subjective.

As of the date of this Prospectus, the Non-Fundamental Social Criteria consists of two separate areas of general focus, employee relations and corporate citizenship.

In evaluating a company's gay and lesbian employee relations, the Investment Manager evaluates the company's record and policies with respect to labor matters affecting gay and lesbian employees, such as: (1) the company's commitment to equal employment opportunity for gays and lesbians, both overall and in executive positions, and the scope of the company's policies against discrimination based upon sexual orientation; (2) the breadth, quality and innovation of the company's employee benefit programs and their positive effect on gay and lesbian employees (including inclusion of gay and lesbian partners and families in employee benefit programs); and (3) the company's relationships with gay and lesbian suppliers, vendors, and customers.

In evaluating a company's corporate citizenship, the Investment Manager reviews the company's record on gay and lesbian related charitable giving and other philanthropic activities and its interaction with the gay and lesbian community, such as advertising in gay and lesbian directed publications or other media.

It is not necessary that a company satisfy all of the factors and considerations described above in the Non- Fundamental Social Criteria in order to be identified as having satisfied the Social Objective. However, every company must satisfy the Fundamental Social Criteria in order to be included on the list of approved companies.

The Investment Manager uses publicly available information in evaluating companies, including information disseminated by the Human Rights Campaign, the largest national gay and lesbian organization. The Investment Manager also directly reviews company policies and, in certain cases, discusses those policies with the company's management.

The Investment Manager intends to vote proxies of companies included in the Fund consistent with the Social Objective. The inclusion of a company on the Fund's list of approved companies with progressive policies towards gays and lesbians does not imply that the company has requested it be included on the list or approved such inclusion, has sought the approval of the Fund with respect to the development and implementation of the company's employment or corporate citizenship policies, or is affiliated with the Fund in any manner.

Investment Policies


The Fund will diversify its holdings to reduce the risks of investing. See "Fundamental Investment Restrictions" and "Non-Fundamental State And Federal Restrictions" below relative to the Fund's threshold diversification requirements. If the Fund were to concentrate its investments in a single industry, the Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated. See "Risk Factors" below.

The Fund may invest up to 10% of its total assets in convertible securities, including bonds, debentures, notes, preferred stocks, warrants or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Certain convertible securities may in addition be callable, in whole or in part, at the option of the issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. The Investment Manager will limit investments in convertible securities to those generally considered to be "investment grade" debt securities, which the Investment Manager defines as being rated BBB or higher by Standard & Poor or Baa or higher by Moody. The highest rated debt securities (securities rated AAA by Standard & Poor or Aaa by Moody) carry, in the opinion of such investment ratings agencies, the smallest degree of investment risk and the capacity to pay interest and repay principal is very strong. See "Fundamental Investment Restrictions" and "Non-Fundamental State And Federal Restrictions" below relative to the maximum percentage of Fund assets which can be invested in convertible securities. Also see "Risk Factors" below.


The Fund may purchase a publicly-traded company's "restricted securities." These securities are not registered for sale to the general public or are offered in an exempt non-public offering under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. See "Fundamental Investment Restrictions" and "Non-Fundamental State And Federal Restrictions" below relative to the maximum percentage of Fund assets which can be invested in restricted securities. Also see "Risk Factors" below.


The Fund may invest cash reserves in (1) direct obligations and/or short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued or guaranteed by agencies or instrumentalities of the United States Government and/or (2) bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies the Social Criteria of the Fund. The Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks in order to meet anticipated redemption requests. Although the U.S. government provides financial support to U.S. government sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

The Fund may lend its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund. The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund or the Investment Manager. See "Risk Factors" below.

The Fund may enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are held by the Fund. Generally, the Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks. The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option. Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Investment Manager does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Fund. See "Risk Factors" below.

To the extent practicable, the Fund will attempt to be fully invested. The ability of the Fund to meet its performance goals will depend to some extent on the size and timing of cash flows into and out of the Fund as well as the Fund's expenses. Adjustments in the securities holdings of the Fund to accommodate cash flows will result in brokerage expenses. There can, of course, be no assurance that the Fund will attain the Investment Objective. The investment strategies used by the Fund to attain the Investment Objective may be changed without approval by the shareholders of the Fund.

In accordance with the Investment Company Act, the Fund may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Fund may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Fund's total assets may be invested in the securities of any one investment company. As an investor in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its administrative and advisory fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses, however, the Investment Manager has agreed to waive its fees to the extent necessary to comply with state securities laws.


The Fund will readjust its securities holdings periodically to the extent the Investment Manager deems it prudent to do so. The timing and extent of adjustments in the holdings of the Fund will reflect the Investment Manager's judgment as to: (1) the appropriate portfolio mix to achieve the Investment Objective of the Fund; (2) the appropriate balance between the goal of correlating the holdings of the Fund with the Social Criteria of the Fund; (3) the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares; and (4) compliance with certain restrictions of the Fund imposed by the Fund's investment policies, including those mandated by the Investment Company Act. See "Fundamental Investment Restrictions" below. There can be no assurance that any portfolio enhancement strategies will be successful, and the performance of the Fund may as a result be worse than if such strategies were not undertaken. The Board of Trustees of the Fund will receive and review, at least quarterly, a report prepared by the Investment Manager's evaluating the performance of the Fund, and will consider what action, if any, should be taken in the event of a significant change in the performance of the Fund.


The Fund may make short sales of securities or maintain short positions in securities provided an investment in the subject securities is otherwise consistent with the Fund's Investment Objective and Social Objective. Pursuant to the Investment Company Act, the Fund will maintain government securities and certain other assets in amounts sufficient to cover the fair market value of such sales and positions and margin posted with brokers for such sales and positions. No more than 25% of the Fund's net assets will be used as collateral for such short positions at any one time.

Fundamental Investment Restrictions

The Fund has adopted the following fundamental investment policies which may not be changed without approval by holders of a majority of the outstanding shares of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of: (1) 67% or more of the outstanding "voting securities" of the Fund (as such term is defined in the Investment Company Act), present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding "voting securities" of the Fund. The Fund will not as a matter of operating policy:


1. Borrow money, except from banks, and except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow an amount not to exceed one-third of the current value of the net assets of the Fund including the amount borrowed, moreover, the Fund may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken in each case at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Fund while effecting an orderly liquidation of securities) (for additional related restrictions, see paragraph 1 under the caption "Non-Fundamental State and Federal Restrictions" below). In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.


2. Purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;


3. Write any put or call option or any combination thereof, provided that this shall not prevent: (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; or (ii) the purchase, ownership, holding or sale of options on securities.

4. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter in selling a security.

5. Make loans to other persons except: (i) through the lending of securities held by the Fund and provided that any such loans not exceed 30% of its total assets (taken in each case at market value); or (ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days (for additional related restrictions, see paragraph 6 immediately following).

6. Invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144 and/or Rule 144A under the Securities Act of 1933 if the Investment Manager, determines that a liquid market exists for such securities) if, as a result thereof, more than 15% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days).

7. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

8. Make short sales of securities or maintain a short position unless: (i) at all times when a short position is open the Fund owns an equal amount to such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) the Fund complies with the collateral requirements of the Investment Company Act and not more than 25% of the Fund's net assets (taken in each case at market value) is held as collateral for such sales at any one time.

9. Issue any senior security (as that term is defined in Section 18(f) of the Investment Company Act) if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph 1 above.

10. As to 75% of the Fund's assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract.

11.  Invest more than 25% of the Fund's assets in any one industry.


The Fund's fundamental policies also include its Investment Objective and adherence to the Fundamental Social Criteria. Although adherence to the Fundamental Social Criteria is a fundamental policy, the other factors and considerations used by the Investment Manager in making its recommendations consistent with the overall Social Objective and the Board in approving such recommendations are discretionary and non-fundamental.

Whenever the Fund is requested to vote on a change in the investment restrictions of the Fund, or the Investment Objective, the Fund will hold a meeting of the shareholders of the Fund and will cast its vote as instructed by the Fund's shareholders.

Non-Fundamental State and Federal Restrictions

In order to comply with certain state and federal statutes and regulatory policies, the Fund will not as a matter of operating policy:


1. Borrow money for any purpose in excess of 10% of the total assets of the Fund (taken in each case at cost) (moreover, the Fund will not purchase any securities at any time at which borrowings exceed 5% of its total assets {taken at market value}).

2. Pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund (taken in each case at market value), provided that collateral arrangements with respect to options, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction.

3. Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold, and provided that if such right is conditional the sale is made upon the same conditions.

4.   Invest for the purpose of exercising control or management.

5. Purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, the Fund will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund may also purchase securities issued by any open-end investment company provided, however, that the Fund will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company.

6. Invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security).

7. Invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are restricted as to resale by the Securities Act of 1933, as amended (including Rule 144 and Rule 144A securities).

8. Invest more than 10% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors).

9. Purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that option contracts shall not be subject to this restriction.

10. Purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or director of the Investment Manager (the investment adviser and manager of the Fund), if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

11. Invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange (notwithstanding the foregoing, warrants attached to other securities are not subject to this limitation.

12. Make short sales of securities or maintain a short position, unless: (i) at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short; and (ii) not more than 25% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

13. Enter into options transactions unless: (i) each such option is traded on an exchange; (ii) the aggregate premiums paid on all such options which are held at any time by the Fund do not exceed 20% of the Fund's total net assets; and (iii) the aggregate margin deposits required on all such futures or options held at any time do not exceed 5% of the Fund's total assets.

14. Purchase securities of "unseasoned issuers" if such investments will exceed 5% of the Fund's total assets (an unseasoned issuer is an issuer {including its predecessors} that has been in operation for less than three years).

Restrictions 1 through 14 are not fundamental and may be changed with respect to the Fund by the Board of Trustees without approval by the Fund's shareholders or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered.


In order to permit the sale of the Shares in certain states, the Fund reserves the right to may make commitments more restrictive than the investment policies and restrictions set forth above. If the Fund determines that any such commitment is not in its best interests, it may choose not to sell the Shares in these states or seek a waiver in certain states.

Percentage Restrictions

If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund to the net asset value of the Fund exceeds the ratio permitted by Section 18(f) of the Investment Company Act, the Fund will take the corrective action required by Section 18(f).

Risk Factors

Investment Objective

There can be no assurance that the Fund will be able to attain its Investment Objective. It should be noted that the limitation of the Fund's investments to equity securities of companies with progressive policies towards gays and lesbians will tend to limit the availability of investment opportunities to the Fund compared to that for other investment companies that have a comparable investment objective to that of the Fund.

Common Stocks

Common stocks, the most familiar type of equity securities, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies are especially sensitive to these factors.

Convertible Securities

While no securities investment is completely without risk, investments in convertible securities of a corporation generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Fund only intends to invest in convertible securities where the value of the option is minimal and the convertible security trades on the basis of its coupon.

Illiquid and Restricted Securities

The Fund may purchase a publicly-traded company's "restricted securities." Restricted securities may not be traded on the public market except in accordance with Rule 144 under the Securities Act, which mandates certain holding periods, information dissemination requirements, and certain other conditions, or Rule 144A to qualified institutional investors. Investing in restricted securities will impair the liquidity of the Fund's portfolio to the extent they cannot be publicly traded under Rule 144 or, if applicable, qualified institutional investors become, for a time, uninterested in purchasing these securities.

Securities of Foreign Issuers

Some of the securities included in the Fund may be those of foreign issuers (provided that the securities are publicly-traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may present a greater degree of risk (e.g., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

Loans of Securities

The Fund may lend its securities to brokers, dealers and financial institutions provided, among other things, that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Options

The Fund may enter into certain transactions involving stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are held by the Fund. Were the Fund to establish an option position for the purpose of hedging against investment risks, it would do so only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument or instruments underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

The Fund will enter only into exchange-traded options. At all times when an option position is outstanding, the Fund will maintain a segregated deposit with the Fund's custodian of cash, money market instruments or high-quality securities sufficient in order to cover the exposure of that position.

Short Positions

Short selling or short positions by the Fund involves the Fund selling a security that it does not own or it borrows from a broker. When the fund purchases the security to replace the borrowed security, if the value of the security declines as anticipated, the Fund will profit to the extent of the difference between the purchase price and the sales price. If the price of the security increases, the Fund will suffer a loss. Short selling or short positions by the Fund involve a risk that the price of the security will not decrease, as anticipated, and the Fund will suffer a loss.

History of Operations; Experience of Investment Manager


As a recently created entity, the Trust will be subject to all the risks incident to the creation of a new business, including the absence of a history of operation, and there can be no guarantee that the Investment Objective of the Fund will be attained. The Investment Manager is a newly created entity and, as such, prior to the commencement of operations of the Fund, had no previous experience in providing investment management services to an investment company; however, the Investment Manager's designated Portfolio Manager for the Fund has provided analytical and portfolio management services to investment companies and institutional asset management clients, and the Vice President of Operations of the Investment Manager and the Fund's Administrator, BISYS LP, have provided operations, compliance and administrative services to investment companies. See "Management Of And Service Providers For The Trust And The Fund" below.


Investment Risks

There are market risks inherent in any investment, and there is no assurance that the Fund will attain its Investment Objective or that any income will be earned. Moreover, the application of the investment policies is basically dependent upon the judgment of the Investment Manager. A prospective purchaser of shares of the Fund should realize there are risks in any policy dependent upon such judgment and that no representation is made that the Investment Objective of the Fund will be attained or that there may not be substantial loses in any particular investment. At any time, the value of the Fund's shares may be more or less than the cost of such shares to the investor.


                        TAX-SHELTERED RETIREMENT PLANS

The Trust does not offer a prototype tax-sheltered retirement plan. However, banks, broker-dealers and other financial intermediaries may offer such plans through which shares of the Fund may be purchased. These plans are more fully described below. Persons who wish to establish a tax-sheltered retirement plan should consult their financial institutions as to availability of such plans and their own tax advisers or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Fund.

Individual Retirement Account and Spousal Individual Retirement Account

The IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of the Fund. An IRA may also be established pursuant to a simplified employee pension plan ("SEP"). Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includable in gross income, whichever is less. If an individual establishes a SPIRA, the maximum deductible amount that the individual may contribute annually is the lesser of $2,250 or 100% of such individuals compensation includable in his or her gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP (discussed below) are excluded from an employee's gross income and are subject to different limitations.

All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan. In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds the specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $2,250 IRA deduction is reduced by $225 for each $1,000 of adjusted gross income in excess of $40,000.

Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $2,250 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of the Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70 1/2.

Simplified Employee Pension Plan

A SEP may be utilized by employers to provide retirement income to employees by making contributions to employees SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 150% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. The maximum amount which may be contributed to a SEP-IRA (for 1995) under a salary reduction agreement is the lesser of $30,000 (as adjusted for cost of living increases) or 15% of compensation up to a current annual compensation limit of $150,000.

Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includable in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested in shares of the Fund and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions is made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

Qualified Pension Plans

The Qualified Pension Plan can be utilized by self-employed individuals, partnerships and corporations and their employees who wish to purchase shares of a Fund under a retirement program.

The maximum  contribution  which may be made to a Qualified  Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25% of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension-Plans are automatically reinvested in shares of the Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59 1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

403(b)(7) Program

The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year
(1995) (as adjusted for cost of living expenses and may be further adjusted if the employee participates in another plan). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of the Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59 1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.

                              INVESTMENT PROGRAMS

Automatic Investment Plan

Investors may periodically invest, through banks, broker-dealers and other financial intermediaries offering automatic payment services, a specified dollar amounts in periodic intervals into the Fund (the "Automatic Investment Plan"). The minimum initial investment under the Automatic Investment Plan is $250, with subsequent minimum investments of $50. Payments under the Automatic Investment Plan are automatic and will continue until such time as the Fund and the investor's financial institution are notified to discontinue further investments. See "Purchases And Redemptions Of Shares" in the Prospectus.


                            PERFORMANCE INFORMATION

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

Total Return

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission, a fund's advertising performance must include total return quotes calculated according to the following formula:

             P(1 + T)n   =    ERV

      Where: P           =    a hypothetical initial payment of $1,000

             T           =    average annual total return

             n           =    number of years (1, 5 or 10)

             ERV         =    ending  redeemable  value at the end of the 1, 5
                              or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.


Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. The Fund may also from time to time include in such advertising an aggregate total return figure or a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, as appropriate, the Fund may calculate its aggregate and/or average annual total return for the specified periods of time by assuming the investment of $1,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the rules of the Securities and Exchange Commission, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


The Fund may also advertise its yield. Under the rules of the Securities and Exchange Commission, the Fund's advertised yield must be calculated using the following formula:


             YIELD =   [(a-b +1)6 - 1]
                            cd


      Where: a     =     dividends and interest earned during the period.

             b     =     expenses accrued for the period (net of reimbursement).

             c     =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends.

             d     =     the maximum offering price per share on the last day
                         of the period.

Under the foregoing formula, yield is computed by compounding semi-annually, the net investment income per share earned during a 30 day period divided by the maximum offering price per share on the last day of the period. For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the Fund securities (the method used by the Fund to compute the yield methods may differ) and whether there are any special account charges which may reduce the effective yield.


The yields on certain obligations are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody and Standard & Poor represent their respective opinions as to the quality of the absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. In addition, subsequent to its purchase by the Fund, an issue may cease to be rated or may have its rating reduced below the minimum required for purchase. In such an event, the Investment Manager will consider whether the Fund should continue to hold the obligation.



                        DETERMINATION OF NET ASSET VALUE;
                          VALUATION OF FUND SECURITIES


The net asset value of each share of the Fund is determined each day on which the New York Stock Exchange is open for trading (a "Fund Business Day"). (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas

Day). This determination of net asset value of shares of the Fund is made once during each such day at 4:00 p.m. New York time by dividing the value of the Fund's net assets (i.e., the value of its investment in the Fund and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "Purchases And Redemptions Of Shares" in the Prospectus.

Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Fund purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Fund's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (1) the fundamental analytical data relating to the investment; (2) the nature and duration of restrictions on disposition of the securities; and (3) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Interest income on short-term obligations held by the Fund is determined on the basis of interest accrued less amortization of premium.


         MANAGEMENT OF AND SERVICE PROVIDERS FOR THE TRUST AND THE FUND

Trustees and Officers of the Fund

The Trustees and officers of the Fund and their ages and principal occupations during the past five years are set forth below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined by the Investment Company Act) of the Fund. Unless otherwise indicated below, the address of each Trustee and officer is 8901 Wilshire Boulevard, Beverly Hills, California 90211.



Name and Address            Age      Positions(s) Held
                                     with Registrant      Occupation(s) During Past 5 Years

Shelly J. Meyers            36       Trustee              Chief Executive Officer and Chief Officer
                                     (Chairman of the     of the Board) and President of Meyers
                                     Board) and           Capital  Management,  LLC (formerly  known
                                     President            as Meyers Sheppard & Co., LLC) since
                                                          February 1996; President of Meyers Capital
                                                          Management,  LLC, from February 1996 through
                                                          September  1996;  Assistant Vice  President,
                                                          Institutional  Asset Management for The Boston
                                                          Company Asset Management, Inc., from July 1994
                                                          through February 1995; Associate,  The Boston
                                                          Company Asset Management,  Inc., June 1993
                                                          to September 1993; Lead Analyst,  International
                                                          Audit, Chevron Corporation, from June, 1989
                                                          through September, 1992.

Leslie C. Sheppard          42       Trustee and          Manager and Senior Vice  President of Meyers
                                     Executive Vice       Capital  Management,  LLC (formerly known as Meyers
                                     President            Sheppard & Co., LLC) from February 1996 through
                                                          December 1996; Sales  Representative,  Fannie Mae,
                                                          from 1993 through February 1996;  Investment
                                                          Banking  Principal  and Asset  Manager - Real
                                                          Estate,  Takenaka & Co., from 1989 through 1992.

Gwendolyn H. Baba*          39       Trustee              President of Meyers Capital Management, LLC
4470 Sunset Blvd., #187                                   (formerly known as Meyers Sheppard & Co., LLC),
Los Angeles, CA  90027                                    since  September 1996;  General  Partner of
                                                          Baba-Malouf  Properties, Community Storage Company
                                                          and Droubie Properties, since 1981.

Jay W. Gendron, Esq.        39       Trustee             Vice President, Legal Affairs, and attorney,
Warner Bros. Television                                   Warner Bros.  Television Production (formerly
300 Television Plaza                                      Lorimar Television), since 1987.
Burbank, CA  91505


Robert E. Gipson, Esq.      49       Trustee              Attorney, Gipson, Hoffman & Pancione, a
Gipson Hoffman & Pacione                                  Professional Corporation, since 1982.
1900 Avenue of the Stars
Suite 1100
Los Angeles, CA  90067

                                    B-19






Leonard Greenhalgh, Ph.D.   51       Trustee              Professor of Management, Amos Tuck
Amos Tuck School of                                       School of Business Administration,
Business Administration at                                Dartmouth College, since 1978.
Hanover, NH  03755


Duane E. McWaine, M.D.      37       Trustee              Psychiatrist in solo private practice
1314 Westwood Boulevard                                   since 1988.
Suite 101-D
Los Angeles, CA 90024

Mark Sichley                38       Vice President       Associate Manager, BISYS Fund Services,
BISYS Fund Services                                       Inc. since 1987.
1230 Columbia Street
Suite 500
San Diego, CA 92101

Tejal Albanese              30       Treasurer            Manager - Fund  Accounting  of BISYS Fund
BISYS Fund Services                                       Services,  Inc.  since  January 1997; Associate
125 West 55th Street                                      Director,  Fund  Services,  of Furman Selz from
New York, NY  10019                                       March 1992  through December 1996;  Section Head,
                                                          Fund Accounting,  at Dean Witter from July 1989 to
                                                          March 1992.

Theresa Donovan             46       Secretary            Manager - Legal  Services  of BISYS Fund
BISYS Fund Services                                       Services,  Inc.  since  January  1997; Director,
125 West 55th Street                                      Corporate Secretary Services, of Furman Selz from
New York, NY  10019                                       January 1995 through December 1996; Assistant Director,
                                                          Corporate Secretary Services, of Furman Selz
                                                          from May 1990 through December 1995.

Philip McKinley             37       Assistant            Vice President of Operations of Meyers Capital
                                     Secretary            Management,  LLC (formerly known as Meyers Sheppard
                                                          Co., LLC), since April,  1996; Vice President,  Compliance, of Griffen Financial Services and The Griffen Funds
                                                          from September 1994 to March 1996; Vice President,  Investments,
                                                          of Mercantile  National Bank, March 1991 to September 1994.

Alaina Metz                 29       Assistant            Chief Administrative Officer of BISYS Fund
BISYS Fund Services                  Secretary            Services, Inc. since June 1995; Supervisor,
3435 Stelzer Road                                         Blue Sky Department, of Alliance Capital
Columbus, OH  43219                                       Management from May 1989 through June 1995.


                                    B-20






Bruce Treff                 30       Assistant            Counsel, BISYS Fund Services, Inc. since
BISYS Fund Services                  Secretary            September, 1995; Manager, Alliance Capital
3435 Stelzer Fund                                         Management Inc. from 1989 to August
Columbus, OH  43219                                       1995.


For further information about the Board of Trustees, see "Management And Service Providers - Board Of Trustees And Officers" in the Prospectus.

Compensation Table

The following table shows the compensation expected to be paid by the Trust to the Trustees for the Fund's first full fiscal year of operations:



                                       Pension or Retirement                       Total Compensation
                        Aggregate        Benefits Accrued     Estimated Annual    from Trust and Fund
                      Compensation          as Part of            Benefits            Complex Paid
Name of Trustee      from the Fund         Fund Expenses      Upon Retirement         to Trustees

Shelly J. Meyers         None                None                None                None
Leslie C. Sheppard       None                None                None                None
Gwendolyn H. Baba        None                None                None                None
Jay W. Gendron           $3,000              None                None                $3,000
Robert E. Gipson         $3,000              None                None                $3,000
Leonard Greenhalgh       $3,000              None                None                $3,000
Duane E. McWaine         $3,000              None                None                $3,000
Loretta Sanchez(1)       $1,000              None                None                $1,000

(1)   Resigned January 2, 1997 due to election to United States Congress



The Trust will pay $2,000 in fees per annum to each Trustee who is not a manager, officer, employee or holder of 5% or more of the Investment Manager, its affiliates, or any Fund service provider, plus $250 per meeting attended by such Trustee, together with such Trustees' out-of-pocket expenses related to attendance at meetings of the Board of Trustees. Executive officers of the Trust will receive no compensation from the Trust for their services as such. The Trust does not have a pension or retirement plan applicable to Trustees or officers of the Trust.

Investment Manager


The Fund has engaged the Investment Manager, Meyers Capital Management, to serve as both the manager and the investment adviser for the Fund pursuant to an Investment Management Agreement approved by the Board of Trustees. The Investment Manager is a California limited liability company organized on January 23, 1996. The manager and principal owner of the Investment Manager is Ms. Shelly J. Meyers. The officers of the Investment Manager are Ms. Meyers, Chief Executive Officer and Chief Financial Officer; Ms Gwendolyn H. Baba, President; and Mr. Philip McKinley, Vice President of Operations and Secretary. Ms. Baba, Mr. Sheppard and Mr. McKinley are also owners of the Investment Manager.

As a newly created entity, the Investment Manager did not, prior to the commencement of the operations of the Fund, have previous experience in providing investment management services to an investment company. However,

Ms. Shelly J. Meyers, the Investment Manager's designated Portfolio Manager for the Fund, has provided analytical and portfolio management services to investment companies and institutional asset management clients. Additionally, Mr. Philip McKinley, the Vice President of Operations of the Investment Manager, as well as the Fund's Administrator, BISYS LP, have provided operations, compliance and administrative services to investment companies. See "Investment And Social Objectives, Policies Restrictions - Risk Factors - History Of Operations; Experience Of Investment Manager" in the Prospectus.


The Investment Manager provides its services as the Fund's manager and investment adviser pursuant to an Investment Management Agreement approved by the Board of Trustees.

As the Fund's manager, the Investment Manager oversees (subject to the overall authority of the Board of Trustees) the overall operations and administration of the Fund, including the supervision of professional services rendered by others, including the Distributor, Administrator, Transfer Agent, and Custodian, as well as accounting, auditing and other services.

As the Fund's investment adviser, the Investment Manager implements the Investment Strategy of the Fund and manages the Fund's investments subject to the Fund's Investment Objective and Fundamental Social Criteria and the overall supervision and approval by the Board of Trustees. Specifically, the Investment Manager determines, from amongst the universe of companies identified as satisfying the Social Objective, which companies the Fund should invest in, what the appropriate mix of investments amongst such companies should be, and the timing and extent of adjustments in the holdings of the Fund to satisfy the requirements of diversification and the need to maintain sufficient reserves for anticipated redemptions of shares. The Investment Manager also has sole discretion to select brokers for purchases and sales. Although the Investment Manager's investment advisory activities are subject to general oversight by the Trustees and officers of the Fund, neither the Trustees nor officers of the Fund evaluate the merits of the Investment Manager's selection of individual securities from amongst designated companies with progressive policies towards gays and lesbians.

The Investment Manager furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

The Investment Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a majority vote of the shareholders of the Fund at a meeting called for the purpose of voting on the Investment Management Agreement (with the vote of each being in proportion to the amount of their investment), and, in either case, by a majority of the Fund's Trustees who are not parties to the Investment Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Investment Management Agreement.


The Investment Management Agreement provides that the Investment Manager may render both management and investment advisory services to others. The Investment Management Agreement is terminable without penalty on not more than 60 days written notice by the Fund when authorized either by majority vote of the shareholders in the Fund (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees, or by the Investment Manager, and will automatically terminate in the event of its assignment. The Investment Management Agreement provides that neither the Investment Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Investment Management Agreement.

Pursuant to the terms of the Investment Management Agreement, the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis, to 1% of the Fund's average daily net assets. The Investment Advisor reserves the right of any time to reduce and/or waive all or part of its fees. . The Investment Manager had undertaken in its initial Registration Statement to waive the portion of its investment management fee necessary to maintain Total Annual Operating Expenses at no more than 2.25% per year of average daily net assets, and subsequently agreed, effective January 31, 1997, to voluntarily waive an additional portion of its investment management fee and to assume and pay such portion of the Fund's expenses necessary to maintain Total Annual Operating Expenses at no more than 1.95% per year of average daily net assets, such additional waiver to be computed retroactive to the commencement of operations. The Investment Manager has also undertaken to reimburse the Fund or make other arrangements to limit Fund expenses to the extent required by expense limitations imposed by certain states. The most restrictive expense limitation imposed by states provide that annual expenses (as defined) may not exceed 2 1/2% of the first $30 million dollars of the average value of the Fund's net assets, plus 2% of the next $70 million, plus 1 1/2% of such assets in excess of $100 million. Whether expense limitations apply to the Fund and in what amounts depends upon the particular regulations of such states.

Administrator

The Fund has entered into an agreement with BISYS LP to provide the Fund with administrative services effective January 1, 1997 pursuant to an Administration Agreement. Pursuant to the Administration Agreement, BISYS LP generally performs or supervises the performance by others of certain administrative services including, without limitation, calculating Fund expenses and controlling disbursements; assisting Fund counsel with preparing prospectuses, statements of additional information, registration statements and proxy materials; preparing reports, applications and documents required for compliance by the Fund with applicable federal and state laws and regulations; developing and preparing communications to shareholders, including the Fund's annual report and proxy materials; administering contracts between the Fund and other service providers; coordinating and supervising the filing of the Fund's tax returns; and monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code. BISYS LP also provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers or employees of BISYS LP or its affiliates.

As compensation for these services, the Fund pays BISYS LP, per year, an amount equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate Fund assets in excess of $1 billion.

BISYS LP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters relating to the Administration Agreement, except a loss from willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by BISYS LP of its obligations and duties. Son long as BISYS LP acts in good faith and with due diligence and without negligence, the Fund assumes full responsibility to indemnify BISYS LP and hold it harmless from and against any and all actions, suits and claims.

The Administration Agreement renews on an annual basis unless either party provides 90 days' prior notice of its intent not to renew. In the event either party wrongfully terminates the Administration Agreement in its first year, the non-terminating party shall be entitled to liquidated damages from the terminating party in the amount BISYS LP would have received in compensation for its services for the balance of such first year.

The Fund's Administration Agreement with Furman Selz LLC was terminated effective January 1, 1997, and replaced with BISYS LP, as the result of the acquisition of Furman Selz LLC's mutual fund business by BISYS Fund Services.

Fund Accounting Agent

The Fund has entered into a Fund Accounting Agreement with BISYS Inc. to provide the Fund with fund accounting, services effective January 1, 1997. Under the Fund Accounting Agreement, BISYS Inc. maintains books and records required under Rule 31a-1 under the Investment Company Act, including journals containing an itemized daily record of purchases and sales of securities and receipts and disbursements of cash; ledgers reflecting all assets, liability and reserve accounts; and a monthly trial balance of all ledger accounts. BISYS Inc. also calculates the Fund's net asset value on a daily basis; obtains security prices from independent pricing services; verifies and reconciles daily trade activities; posts Fund transactions; provides accounting and periodic reports; and provides information for the Fund's federal and state income tax returns, audit and securities filings.

In consideration of its services under the Fund Accounting Agreement, the Fund will pay BISYS Inc. the sum of $35,000 per year, plus reimbursement of its out-of-pocket expenses.

BISYS Inc. will not be liable for any action taken or omitted in the absence of bad faith, willful misfeasance, negligence or reckless disregard. The Fund shall indemnify and hold BISYS Inc. harmless from and against any and all claims, demands, suits, judgments and liabilities other than actions or omissions of BISYS Inc. in cases of its own bad faith, willful misfeasance, negligence or reckless disregard.

The Fund Accounting Agreement renews on an annual basis unless either party provides 60 days' prior notice of its intent not to renew. In the event either party wrongfully terminates the Fund Accounting Agreement in its first year, the non-terminating party shall be entitled to liquidated damages from the terminating party in the amount BISYS Inc. would have received in compensation for its services for the balance of such first year.

The Fund's Fund Accounting Agreement with Furman Selz LLC was terminated effective January 1, 1997, and replaced with BISYS Inc., as the result of the acquisition of Furman Selz LLC's mutual fund business by BISYS Fund Services.

Transfer Agent

The Fund has entered into a Transfer Agency Agreement with BISYS Inc. to provide the Fund with dividend disbursing and transfer agency services, pursuant to a Transfer Agency Agreement effective October 14, 1996. Pursuant to the Transfer Agency Agreement, BISYS Inc. provides dividend disbursement, registrar and transfer agency services to the Fund, in consideration of which the Fund pays BISYS Inc. the sum of $15 per year per each shareholder, subject to a $12,000 per year minimum. BISYS shall also be reimbursed by the Fund for all costs incurred by it.

BISYS Inc. will not be liable for any action taken or omitted in the absence of bad faith, willful misfeasance, negligence or reckless disregard. The Fund shall indemnify and hold BISYS Inc. harmless from and against any and all claims, demands, suits, judgments and liabilities other than actions or omissions of BISYS Inc. in cases of its own bad faith, willful misfeasance, negligence or reckless disregard.

The Transfer Agency Agreement renews on an annual basis unless either party provides 60 days' prior notice of its intent not to renew. In the event either party wrongfully terminates the Transfer Agency Agreement in its first year, the non-terminating party shall be entitled to liquidated damages from the terminating party in the amount BISYS Inc. would have received in compensation for its services for the balance of such first year.

The Fund's Transfer Agency Agreement with Furman Selz LLC was terminated effective October 14, 1996, and replaced with BISYS Inc., as the result of the acquisition of Furman Selz LLC's mutual fund business by BISYS Fund Services.

Distributor

The Fund has entered into a Distribution Agreement with BISYS LP as the Fund's Distributor effective January 1, 1997. Under the Distribution Agreement, BISYS is responsible for facilitating the continuous sale or redemption of Fund shares.

Solely for the purpose of reimbursing BISYS LP for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund and with the approval of the Board of Trustees, adopted a Plan of Distribution (the "Distribution Plan") pursuant to Rule 12b-1 of Investment Company Act. Under the Distribution Plan, the Fund is authorized to spend up to 0.25% of net asset value annually for BISYS LP's services in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of the Distributor, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. If the fee received by the Distributor exceeds its expenses, it may realize a profit from these arrangements.

The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan (the "Qualified Trustees"). The Distributor will provide to the Trustees of the Fund a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Fund's Qualified Trustees shall be committed to the discretion of the disinterested Trustees of the Fund. The Distribution Plan may be terminated upon sixty days written notice by a vote of a majority of the Fund's Qualified Trustees or by a vote of the shareholders of the Fund on the one hand, or by sixty days written notice by BISYS LP on the other hand. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Fund's Trustees and the Fund's independent Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

The Fund's Distribution Agreement with Furman Selz LLC was terminated effective January 1, 1997, and replaced with BISYS LP, as the result of the acquisition of Furman Selz LLC's mutual fund business by BISYS Fund Services.


Custodian

The Fund has entered into a Custodian Agreement with Wells Fargo Bank, N.A. ("Wells Fargo") pursuant to which Wells Fargo acts as custodian for the Fund. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, collecting interest on the Fund's investments, and maintaining books of original entry for fund accounting purposes. As compensation for its services, the Fund pays Wells Fargo, per year, an amount equal to 0.10% of the first $20 million in aggregate Fund assets, and 0.04% for aggregate Fund assets in excess of $20 million, subject to a minimum of $15,000 per year.


                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154 are the independent auditors for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                CODE OF ETHICS

The Trust, on behalf of the Fund, adopted a Code of Ethics (the "Code of Ethics"), which establishes standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. The Code of Ethics provides that access persons shall place the interests of the shareholders of the Fund first, shall avoid potential or actual conflicts of interest with the Fund, and shall not take unfair advantage of their relationship with the Fund. Access persons will be required by the Code of Ethics to file quarterly reports of personal securities investment transactions. The Code of Ethics provides that certain designated supervisory person(s) will be appointed by the Trust, and shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.


                                   TAXATION

Each year the Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, as to the nature of the Fund's gross income, the amount of Fund distributions and the composition and holding period of the Fund's assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income (without deduction for dividends paid to its shareholders) and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund will have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Fund shares.

Amounts not distributed on a timely basis in accordance with the calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds- such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

The Fund is organized as a Delaware business trust and, under current law, is not liable for any income or franchise tax in the State of Delaware as long as the Fund qualifies as a regulated investment company under the Code. The Fund's fiscal year-end is May 31.

Fund shareholders may be subject to state and local taxes on Fund distributions to them. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                  FUND TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Investment Manager and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by its Board of Trustees. The portfolio manager serving the Fund on behalf of the Investment Manager, may serve other clients of the Investment Manager in a similar capacity.

The Fund's primary consideration in placing securities transactions with the broker-dealer for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Investment Manager attempts to achieve this result by selecting a broker-dealer to execute transactions on behalf of the Fund and other clients of the Investment Manager based upon various relevant factors, including but not limited to, the size and type of transaction, execution efficiency, the basis of their professional capability, the value and quality of their brokerage services, and the reasonableness of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Investment Manager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time-to-time, soliciting dealer fees are available to the Investment Manager on the tender of the Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Investment Manager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Fund may determine, the Investment Manager may consider sales of shares of the Fund and of securities of other investors as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

Under the Investment Management Agreement with the Investment Manager, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Meyers Capital Management may cause the Fund to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Investment Manager an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Investment Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Investment Manager's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Investment Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Investment Manager's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Investment Manager for no consideration other than brokerage or underwriting commissions.

The Investment Manager attempts to evaluate the quality of research provided by brokers. The Investment Manager sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, the Investment Manager is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

The fees that the Fund pays to the Investment Manager will not be reduced as a consequence of the Fund's receipt of brokerage and research services. To the extent the Fund's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Investment Manager in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Investment Manager in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Investment Manager, the Investment Manager would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


The Fund will not engage in brokerage transactions with the Investment Manager (Meyers Capital Management) or the Administrator (BISYS LP) or any of their respective affiliates or any affiliate of the Fund except to the extent, within the meaning of Rule 17e-1 of the Investment Company Act, any commissions, fees or other remunerations payable in connection with such transactions do not exceed the usual and customary commission or fee of such broker and are reasonable and fair compared to those which could be obtained by other brokers in comparable transactions.


In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Investment Manager's other clients. Investment decisions for the Fund and for the Investment Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund is a Delaware Business Trust established under a Certificate of Trust dated March 20, 1996 and filed with the Delaware Secretary of State on March 25, 1996, and governed by a Trust Instrument dated March 26, 1996. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, issued in separate series. Each share of each series represents an equal proportionate interest in that series with each other share of that series.

The assets of the Fund received for the issue or sale of the shares of each fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Fund. If a series was unable to meet its obligations, the assets of only that series, and no other series, will be available to creditors for that purpose. General liabilities, expenses, costs, charges or reserves which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees between or among any one or more of the series in such manner as the Trustees deem fair and equitable. In the event of the dissolution or liquidation of the Fund or any series, the holders of the shares of any series are entitled to ratably receive, as a class, the value of the underlying assets of such shares available for distribution to shareholders. However, the payment to the holders may be reduced by any fees, expenses or charges allocated to that series.

Shares of the Fund entitle their holder to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

The Trustees of the Fund have the authority to designate additional series and to designate the relative rights and preferences as between the different series. There is presently one series so designated. All shares issued and outstanding will be fully paid and nonassessable by the Fund, and redeemable as described in this Statement of Additional Information and in the Prospectus.

The Trust Instrument provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to Fund or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In the case of settlement, such indemnification will be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and the Fund, their shareholders, trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and the Fund itself was unable to meet its obligations.

                             FINANCIAL STATEMENTS

The Statement of Assets and Liabilities of the Fund dated as of June 7, 1996 incorporated by reference have been so included in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, as experts in accounting and auditing.


The Financial Statements of the Fund for the interim period ended as of and at December 31, 1996 included herein have not been audited. In the opinion of management, the interim Financial Statements of the Fund have been prepared on the same basis as audited financial statements would have been prepared, and include all adjustments, consisting only of normally recurring adjustments, necessary for a fair presentation of the results of operations for the Fund for such interim period.

                                    PART C

                              OTHER INFORMATION

                           MEYERS PRIDE VALUE FUND


Item 24.  Financial Statements and Exhibits

          (a) Financial Statements:

          Statement of Assets and Liabilities at June 7, 1996(1)

          Report of Independent Auditors(1)

          Statement  of Assets  and  Liabilities  (Unaudited)  at  December  31,
          1996(2)

          Statement of Operations for the Interim Period Ended December 31, 1996(2)

          Statement of Change in Net Assets for the Interim Period Ended December 31, 1996(2)

          Financial Highlights for the Interim Period Ended December 31, 1996(2)

          Notes to Financial Statements for the Interim Period Ended December 31, 1996(2)

          (1) Previously filed in Part B of Post-Effective Amendment No. 1 to Form N-1A filed by the Registrant on June 13, 1996.

          (2) Filed in Part B of this Post-Effective Amendment No. 2.

          (b) Exhibits:

             Exhibit
             Number  Description of Exhibit

             1(a) Certificate of Trust dated March 20, 1996, and filed by the Delaware Secretary of State on March 25, 1996(1)

             1(b) Certificate of Amendment to Certificate of Trust dated January 15, 1997, and filed by the Delaware Secretary of State on January 29, 1997(4)

             2      By-Laws adopted on March 26, 1996(1)

             3      None

             4      Trust Instrument dated March 26, 1996(1)

             5 Investment Management Agreement dated May 9, 1996 Between the Registrant and Meyers, Sheppard & Co., LLC(1)

             6(a)   Distribution   Agreement  dated  May  9,  1996  between  the
                    Registrant and Furman Selz LLC(1)

             6(b) Distribution Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services Limited Partnership(4)

             7      None

             8 Custodian Agreement dated May 9, 1996 between the Registrant and Wells Fargo Bank, N.A.(1)

             9(a)(1) Administration  Agreement  dated  May 9,  1996 between  the
                     Registrant and Furman Selz LLC(1)

             9(a)(2) Administration  Agreement  dated  November 14, 1996 between
                     the   Registrant   and   BISYS   Fund   Services    Limited
                     Partnership(4)

             9(b)(1) Fund  Accounting  Agreement  dated May 9, 1996  between the
                     Registrant and Furman Selz LLC(1)

             9(b)(2) Fund  Accounting  Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services, Inc.(4)

             9(c)(1) Transfer Agency Agreement dated May 9, 1996 between the and Furman Registrant Selz LLC(1)

             9(c)(2) Transfer  Agency  Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services, Inc.(4)

             10      Opinion and Consent of Pollet & Woodbury, a Law
                     Corporation(1)

             11      Consent of independent auditors(4)

             12      None

             13(a)   Form of Subscription Letter for $100,000 Seed Capital(1)

             13(b)   Form of Subscription Response Letter(2)

             14      None

             15 Form of Plan of Distribution adopted by the Registrant on May 9, 1996(1)

             16      None

             17      None

             18      None

             19      None

             (1) Previously provided as exhibit to Pre-Effective Amendment No. 1 to Pre-Effective Amendment No. 1 to Form N-1A filed by the Registrant on May 3, 1996.

             (2) Previously provided as exhibit to Pre-Effective Amendment No. 2 to Form N-1A filed by the Registrant on June 5, 1996.

             (3) Previously provided as exhibit to Post-Effective Amendment No. 1 to Form N-1A filed by the Registrant on June 13, 1996.

             (4)     Filed herewith.


Item 25. Persons Controlled by or Under Common Control with Registrant.

             None


Item 26. Number of Holders of Securities.


          Title Of Class:                 Number of Record Holders
   Shares of Beneficial Interest                     at
       (par value $0.00001)                  December 31, 1996
   -----------------------------          ------------------------

             Series 1:
      Meyers Pride Value Fund
(formerly Meyers Sheppard Pride Fund)                188



Item 27. Indemnification.

Reference is made to Article IX of Registrant's Trust Instrument.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.


The list required by this Item 28 of the managers and officers of Meyers Capital Management, LLC (formerly Meyers, Sheppard & Co., LLC), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such managers and officers during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Meyers Sheppard & Co., LLC, pursuant to the Advisers Act (SEC File No. 801-51437).



Item 29. Principal Underwriters.


         (a) BISYS Fund Services Limited Partnership, an Ohio limited partnership, is the distributor (the "Distributor") for the shares of the Registrant. The Distributor also serves as the principal underwriter or placement agent for the Minerva Funds, Inc., a registered open-ended investment company.

         (b) The information required by this Item 29 with respect to the Distributor is incorporated by reference to Schedule A of Form BD filed by BISYS Fund Services Limited Partnership pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-32480).

         (c) Not applicable.


Item 30. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the Rules thereunder will be maintained at the offices of:

          (1)  Records   relating  to  management  and   investment   advisement
               functions:

             Meyers Pride Value Fund
             c/o Meyers Investment Trust
             8901 Wilshire Boulevard
             Beverly Hills, California 90211

          (2)  Records relating to administration and distribution functions:

             BISYS Fund Services Limited Partnership
             3435 Stelzer Road
             Columbus, Ohio 43219

          (3) Records relating to fund accounting and registrar/transfer agency functions:

             BISYS Fund Services, Inc.
             3435 Stelzer Road
             Columbus, Ohio  43219

          (4)  Records relating to custodial functions:

               Wells Fargo Bank, N.A.
               P.O. Box 6308
               San Francisco, California 94163



Item 31. Management Services.

The Registrant is not a party to any management related service contract not discussed in Part A or Part B of this Registration Statement.


Item 32. Undertakings.


         (a) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act as though such provisions of the Investment Company Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

         (b) If the information called for by Item 5A is contained in the latest annual report to shareholders, an undertaking to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without change.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 2 to Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Beverly Hills, State of California, on January 30, 1997.

                                    MEYERS INVESTMENT TRUST
                                    (formerly Meyers Sheppard Investment Trust)

                                    (Registrant)



                                    By: /s/Shelly J. Meyers
                                        ----------------------------------
                                    Name:  Shelly J. Meyers
                                    Title: Chairman, Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 2 to Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on January 30, 1997.


Signatures                          Title

By:  /s/ Shelly J. Meyers           Chairman, Trustee and President
    --------------------------
     Shelly J. Meyers


By:  /s/ Leslie C. Sheppard         Trustee and Executive Vice President
     -------------------------
     Leslie C. Sheppard


By:  /s/ Gwendolyn H. Baba          Trustee
     -------------------------
     Gwendolyn H. Baba

By:  /s/ Jay W. Gendron             Trustee
     -------------------------
     Jay W. Gendron


By:  /s/ Robert E. Gipson           Trustee
     -------------------------
     Robert E. Gipson


By:  /s/ Leonard Greenhalgh         Trustee
     -------------------------
     Leonard Greenhalgh



By:  /s/ Duane E. McWaine           Trustee
     -------------------------
     Duane E.  McWaine


By:  /s/ Tejal Albanese             Treasurer
     -------------------------
     Tejal Albanese

                           MEYERS PRIDE VALUE FUND
                    (formerly Meyers Sheppard Pride Fund)

             a separate portfolio of the Meyers Investment Trust
               (formerly the Meyers Sheppard Investment Trust)

                           8901 Wilshire Boulevard
                       Beverly Hills, California 90211
                       Telephone Number: (310) 657-9393
                       Facsimile Number: (310) 657-9380











      EXHIBITS FILED ELECTRONICALLY VIA EDGAR ON JANUARY 30, 1997 UNDER:

      - Post-Effective Amendment No. 2 to Registration Statement under the Securities Act of 1933 (Securities Act Registration No. 333 - 02111); and

      - Amendment No. 4 To Registration Statement under the Investment Company Act of 1940 (Investment Company Registration No. 811 - 7581)

                              FILED EXHIBIT INDEX





Exhibit
Number                                 Description of Exhibit
----------       ---------------------------------------------------------------

1(b) Certificate of Amendment to Certificate of Trust dated January 15, 1997, and filed by the Delaware Secretary of State on January 29, 1997(4)

6(b) Distribution Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services Limited Partnership

9(a)(2) Administration Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services Limited Partnership

9(b)(2) Fund Accounting Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services, Inc.

9(c)(2) Transfer Agency Agreement dated November 14, 1996 between the Registrant and BISYS Fund Services, Inc.


11                Consent of Independent Auditors

                                 Exhibit 1(b)





               Certificate of Amendment to Certificate of Trust
                           dated January 15, 1997,
       and filed by the Delaware Secretary of State on January 29, 1997



                            CERTIFICATE OF AMENDMENT
                                       To
                              CERTIFICATE OF TRUST
                                       Of
                        MEYERS SHEPPARD INVESTMENT TRUST


     This Certificate of Amendment to Certificate of Trust (the "Certificate") is filed in accordance with the provisions of the Delaware Business Trust Act (12 Del. Code Ann. Tit. 12 Section 3810 et. seq.) and sets forth the following:

     1. The name of the trust is hereby changed to: Meyers Investment Trust (the "Trust").

     2.   This Certificate is effective upon filing.

     IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this Certificate as of the 15th day of January, 1997.








                                             Shelly J. Meyers, as
                                             Trustee and not
                                             individually


                                             _________________________________



                                             Leslie C. Sheppard, as
                                             Trustee and not
                                             individually


                                             _________________________________

                                             Gwendolyn H. Baba, as Trustee and
                                             not individually



                                             _________________________________



                                             Jay W. Gendron, as Trustee and not
                                             individually



                                             _________________________________



                                             Robert E. Gipson, as Trustee and
                                             not individually


                                             _________________________________



                                             Leonard Greenhalgh, as Trustee and
                                             not individually


                                             _________________________________



                                             Duane E. McWaine, as Trustee and
                                             not individually


                                             _________________________________

                                 Exhibit 6(b)





                Distribution Agreement dated November 14, 1996
                                   between
          the Registrant and BISYS Fund Services Limited Partnership


                            DISTRIBUTION AGREEMENT


      AGREEMENT made this 14th day of November, 1996, between MEYERS SHEPPARD INVESTMENT TRUST (the "Trust"), a Delaware business trust, and BISYS FUND SERVICES LIMITED PARTNERSHIP d/b/a BISYS FUND SERVICES ("Distributor"), an Ohio limited partnership.

      WHEREAS, the Trust is an open-end management investment company, organized as a Delaware business trust and registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, it is intended that Distributor act as the distributor of the units of beneficial interest ("Shares") of each of the investment portfolios of the Trust (such portfolios being referred to individually as a "Fund" and collectively as the "Funds").

      NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

     1. Services as Distributor; Conversion to the Services.

          1.1 Distributor (i) will act as agent for the distribution of the Shares covered by the registration statement and prospectus of the Trust then in effect under the Securities Act of 1933, as amended (the "Securities Act") and
(ii) will perform such additional services as are provided in this Section 1 (collectively, the "Services"). In connection therewith, the Trust agrees to convert to the Distributor's data processing systems and software (the "BISYS System"). The Trust shall cooperate with the Distributor to provide the Distributor with all necessary information and assistance required to successfully convert to the BISYS System. The Distributor shall provide the Trust with a schedule relating to such conversion and the parties agree that the conversion may progress in stages. The date upon which all Services shall have been converted to the BISYS System shall be referred to herein as the "Conversion Date." The Distributor hereby accepts such engagement and agrees to perform the Services commencing, with respect to each individual Service, on the date that the conversion of such Service to the BISYS System has been completed. The Distributor shall determine in accordance with its normal acceptance procedures when the applicable Service has been successfully converted. As used in this Agreement, the term "registration statement" shall mean Parts A (the prospectus), B (the Statement of Additional Information) and C of each registration statement that is filed on Form N-1A, or any successor thereto, with the Commission, together with any amendments thereto. The term "prospectus" shall mean each form of prospectus and Statement of Additional Information used by the Funds for delivery to shareholders and prospective shareholders after the effective dates of the above-referenced registration statements, together with any amendments and supplements thereto.

          1.2 Distributor agrees to use its best efforts to appropriately promote each Fund and to solicit orders for the purchase of the Shares and will undertake such advertising and promotion as is customary and reasonable in connection with such solicitation in the jurisdiction or jurisdictions within which the offer and sale of the Shares is duly registered. The Trust understands that Distributor is now and may in the future be the distributor of the shares of several investment companies or series (together, "Investment Companies") including Investment Companies having investment objectives similar to those of the Trust. The Trust further understands that investors and potential investors in the Trust may invest in shares of such other Investment Companies. The Trust agrees that Distributor's duties to such Investment Companies shall not be deemed in conflict with its duties to the Trust under this paragraph 1.2.

     Distributor shall, at its own expense, finance appropriate activities which it deems reasonable, which are primarily intended to result in the sale of the Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current Shareholders, and the printing and mailing of sales literature.

          1.3 Distributor is a broker-dealer in good standing registered with the Commission under Section 15 of the Securities Exchange Act of 1934 and with all appropriate state securities commissioners. In its capacity as distributor of the Shares, all activities of Distributor and its partners, agents, and employees shall comply with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, all rules and regulations promulgated by the Commission thereunder and all rules and regulations adopted by any securities association registered under the Securities Exchange Act of 1934.

          1.4 Distributor will provide one or more persons, during normal business hours, to respond to telephone questions with respect to the Trust.

          1.5 Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent and custodian for the Funds.

          1.6 Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by abnormal circumstances of any kind, the Trust's officers may decline to accept any orders for, or make any sales of, the Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

          1.7 Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others.

          1.8 The Trust agrees at its own expense to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as Distributor and the Trust's Investment Manager shall agree upon.

          1.9 The Trust shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Funds and the Shares as Distributor may reasonably request; and the Trust warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Trust shall also furnish Distributor upon request with: (a) unaudited semi-annual statements of the Funds' books and accounts prepared by the Trust, (b) a monthly itemized list of the securities in the Funds, (c) monthly balance sheets as soon as practicable after the end of each month, and (d) from time to time such additional information regarding the financial condition of the Funds as Distributor may reasonably request.

          1.10 The Trust represents to Distributor that, with respect to the Shares, all registration statements and prospectuses filed by the Trust with the Commission under the Securities Act have been carefully prepared in conformity with requirements of said Act and rules and regulations of the Commission thereunder. The registration statement and prospectus contain all statements required to be stated therein in conformity with said Act and the rules and regulations of said Commission and all statements of fact contained in any such registration statement and prospectus are true and correct. Furthermore, neither any registration statement nor any prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Trust may, but shall not be obligated to, propose from time to time such amendment or amendments to any registration statement and such supplement or supplements to any prospectus as, in the light of future developments, may, in the opinion of the Trust's counsel, be necessary or advisable. If the Trust shall not propose such amendment or amendments and/or supplement or supplements within fifteen days after receipt by the Trust of a written request from Distributor to do so, Distributor may, at its option, terminate this Agreement. The Trust shall not file any amendment to any registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Trust's right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional.

          1.11 The Trust authorizes Distributor and dealers to use any prospectus in the form furnished from time to time in connection with the sale of the Shares. Distributor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable law which cannot be waived or modified hereby. The Trust agrees to indemnify, defend and hold Distributor, its several partners and employees, and any person who controls Distributor within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor, its partners and employees, or any such controlling person, may incur under the Securities Act or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any registration statement or any prospectus or necessary to make the statements in either thereof not misleading; provided, however, that the Trust's agreement to indemnify Distributor, its partners or employees, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus and in such financial and other statements as are furnished in writing to the Trust by Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Trust's agreement to indemnify Distributor and the Trust's representations and warranties hereinbefore set forth in paragraph 1.10 shall not be deemed to cover any liability to the Trust or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of Distributor's reckless disregard of its obligations and duties under this
Agreement. The Trust's agreement to indemnify Distributor, its partners and employees and any such controlling person, as aforesaid, is expressly conditioned upon the Trust being notified of any action brought against Distributor, its partners or employees, or any such controlling person, such notification to be given by letter or by telegram addressed to the Trust at its principal office specified in the first paragraph of this Agreement and sent to the Trust by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. The failure to so notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Trust's indemnity agreement contained in this paragraph 1.11. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Trust and approved by Distributor, which approval shall not be unreasonably withheld. In the event the Trust elects to assume the defense of any such suit and retain counsel of good standing approved by Distributor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case Distributor reasonably does not approve of counsel chosen by the Trust, the Trust will reimburse Distributor, its partners and employees, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor or them. The Trust's indemnification agreement contained in this paragraph 1.11 and the Trust's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Distributor, its partners and employees, or any controlling person, and shall survive the delivery of any Shares.

     This Agreement of indemnity will inure exclusively to Distributor's benefit, to the benefit of its several partners and employees, and their respective estates, and to the benefit of the controlling persons and their successors. The Trust agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees in connection with the issue and sale of any Shares.

          1.12 Distributor agrees to indemnify, defend and hold the Trust, its several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigating or defending such claims, demands, or liabilities and any counsel fees incurred in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the Securities Act or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Distributor to the Trust and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Distributor to the Trust required to be stated in such answers or necessary to make such information not misleading. Distributor's agreement to indemnify the Trust, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Distributor being notified of any action brought against the Trust, its officers or Trustees, or any such controlling person, such notification to be given by letter or telegram addressed to Distributor at its principal office in Columbus, Ohio, and sent to Distributor by the person against whom such action is brought, within 10 days after the summons or other first legal process shall have been served. Distributor shall have the right of first control of the defense of such action, with counsel of its own choosing, satisfactory to the Trust, if such action is based solely upon such alleged misstatement or omission on Distributor's part, and in any other event the Trust, its officers or Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify Distributor of any such action shall not relieve Distributor from any liability which Distributor may have to the Trust, its officers or Trustees, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, otherwise than on account of Distributor's indemnity agreement contained in this paragraph 1.12.

          1.13 No Shares shall be offered by either Distributor or the Trust under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act or if and so long as a current prospectus as required by Section 10(b)(2) of said Act is not on file with the Commission; provided, however, that nothing contained in this paragraph 1.13 shall in any way restrict or have an application to or bearing upon the Trust's obligation to repurchase Shares from any Shareholder in accordance with the provisions of the Trust's prospectus, Agreement and Declaration of Trust, or Bylaws.

          1.14 The Trust agrees to advise Distributor as soon as reasonably practical by a notice in writing delivered to Distributor or its counsel:

          (a)  of  any  request  by  the   Commission   for  amendments  to  the
               registration statement or prospectus then in effect or for additional information;

          (b) in the event of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or prospectus then in effect or the initiation by service of process on the Trust of any proceeding for that purpose;

          (c) of the happening of any event that makes untrue any statement of a material fact made in the registration statement or prospectus then in effect or which requires the making of a change in such registration statement or prospectus in order to make the statements therein not misleading; and

          (d) of all action of the Commission with respect to any amendment to any registration statement or prospectus which may from time to time be filed with the Commission.

     For purposes of this section, informal requests by or acts of the Staff of the Commission shall not be deemed actions of or requests by the Commission.

          1.15 Distributor agrees on behalf of itself and its partners and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and its prior, present or potential Shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except, after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Distributor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

          1.16 This Agreement shall be governed by the laws of the State of California.

          1.17 Distributor is an independent contractor of the Trust and neither Distributor nor any of its managers, officers or employees is or shall be employees of the Trust in the performance of Distributor's duties hereunder. Distributor shall be responsible for its own conduct and the employment, control and conduct of its employees, and for injury to such employees and agents or to others through employees and agents. Distributor assumes full responsibility for its employees and agents under applicable statutes and agrees to pay all employment taxes thereunder.

     2. Fee.

     Distributor shall receive from the Funds identified in the Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act attached as Schedule A hereto (the "Distribution Plan Funds") a distribution fee at the rate and upon the terms and conditions set forth in such Plan. The distribution fee shall be accrued daily and shall be paid on the first business day of each month, or at such time(s) as the Distributor shall reasonably request.

     3. Sale and Payment.

     Shares of a Fund may be subject to a sales load and may be subject to the imposition of a distribution fee pursuant to the Distribution and Shareholder Service Plan referred to above. To the extent that Shares of a Fund are sold at an offering price which includes a sales load or at net asset value subject to a contingent deferred sales load with respect to certain redemptions (either within a single class of Shares or pursuant to two or more classes of Shares), such Shares shall hereinafter be referred to collectively as "Load Shares" (in the case of Shares that are sold with a front-end sales load or Shares that are sold subject to a contingent deferred sales load), "Front-End Load Shares" or "CDSL Shares" and individually as a "Load Share," a "Front-End Load Share" or a "CDSL Share." A Fund that contains Front-End Load Shares shall hereinafter be referred to collectively as "Load Funds" or "Front-End Load Funds" and individually as a "Load Fund" or a "Front-end Load Fund." A Fund that contains CDSL Shares shall hereinafter be referred to collectively as "Load Funds" or "CDSL Funds" and individually as a "Load Fund" or a "CDSL Fund." Under this Agreement, the following provisions shall apply with respect to the sale of, and payment for, Load Shares.

          3.1 Distributor shall have the right to purchase Load Shares at their net asset value and to sell such Load Shares to the public against orders therefor at the applicable public offering price, as defined in Section 4 hereof. Distributor shall also have the right to sell Load Shares to dealers against orders therefor at the public offering price less a concession determined by Distributor, which concession shall not exceed the amount of the sales charge or underwriting discount, if any, referred to in Section 4 below.

          3.2 Prior to the time of delivery of any Load Shares by a Load Fund to, or on the order of, Distributor, Distributor shall pay or cause to be paid to the Load Fund or to its order an amount in Boston or New York clearing house funds equal to the applicable net asset value of such Shares. Distributor may retain so much of any sales charge or underwriting discount as is not allowed by Distributor as a concession to dealers.

     4. Public Offering Price.

     The public offering price of a Load Share shall be the net asset value of such Load Share, plus any applicable sales charge, all as set forth in the current prospectus of the Load Fund. The net asset value of Shares shall be determined in accordance with the provisions of the

Agreement and Declaration of Trust and Bylaws of the Trust and the then-current prospectus of the Load Fund.

     5. Issuance of Shares.

     The Trust reserves the right to issue, transfer or sell Load Shares at net asset value (a) in connection with the merger or consolidation of the Trust or the Load Fund(s) with any other investment company or the acquisition by the Trust or the Load Fund(s) of all or substantially all of the assets or of the outstanding Shares of any other investment company; (b) in connection with a pro rata distribution directly to the holders of Shares in the nature of a stock dividend or split; (c) upon the exercise of subscription rights granted to the holders of Shares on a pro rata basis; (d) in connection with the issuance of Load Shares pursuant to any exchange and reinvestment privileges described in any then-current prospectus of the Load Fund; and (e) otherwise in accordance with any then-current prospectus of the Load Fund.

     6. Reimbursement of Distribution Expenditures.

          6.1 Reimbursement. As promptly as possible after the first business day of each month this Agreement is in effect, the Trust shall, for each day during the effective term of this Agreement, reimburse Distributor for its Distribution Expenditures (as such term is hereinbelow defined in subparagraph
6.2 of this Section) incurred during the previous month (but not for any periods prior to the first day of sale of the Shares to the public) (the "12b-1 Fees"); provided that payment of the 12b-1 Fees shall be made with respect to any month only to the extent that such payment, together with any other payments made by the Trust pursuant to the Plan, shall not exceed an amount (the "12b-1 Fee Cap") equal to the aggregate of the average daily net assets of each Fund calculated for each day of such month, multiplied by a fraction, the numerator of which is zero point one five percent (0.15%), and the denominator of which is 365 (366 in leap years). If the day for which calculation is required is a weekend or holiday or other day for which the average daily net assets is not computed, the average daily net assets for the last day prior thereto shall be used for the calculation. Any 12b-1 Fees which cannot be paid due to the 12b-1 Cap shall be borne by Distributor and accrued as Distribution Expenditures until such time as 12b-1 Fees are available to pay such unpaid Distribution Expenditures. The reimbursement by the Trust of Distribution Expenditures incurred by Distributor shall be authorized pursuant to the Plan adopted by the Trust under Rule 12b-1 under the 1940 Act.

          6.2 Definition of Distribution Expenditures. For purposes of this Agreement, "Distribution Expenditures" of Distributor shall mean all reasonable and actual out-of-pocket expenditures borne by Distributor or by any other person with which Distributor has an agreement approved by the Trust, which expenditures represent payment for activities primarily intended to result in the sale of the Shares to the public including, but not limited to, the following: (i) payments to securities dealers and others engaged in the sale of the Shares; (ii) expenditures for support services such as telephone facilities and expenses and shareholder services for each Fund as the Trust may reasonably request; (iii) formulation and implementation of marketing and promotional activities for each Fund including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;
(iv) preparation, printing and distribution of sales literature; (v) preparation, printing and distribution of prospectuses of each Fund and reports for recipients other than existing shareholders of each Fund; and (vi) provision to the Trust of such information, analyses and opinion, with respect to marketing and promotional activities for each Fund as the Trust may, from time to time, reasonably request; except that Distribution Expenditures shall not include any expenditures in connection with services which Distributor, any of its affiliates, or any other person have agreed to bear without reimbursement.

          6.3 Documentation. Each written request for reimbursement of Distribution Expenses under this paragraph shall be directed to the President of the Trust and shall show in reasonable detail the expenditures incurred by Distributor and the purposes therefor, together with any documentation required by the Trust to verify such payment.

          6.4 Reports. Distributor shall prepare and deliver reports to the President of the Trust on a regular, but at least monthly, basis, showing the Distribution Expenditures incurred pursuant to this Agreement and the Plan and the purposes therefor, as well as any supplemental reports as the Board of Trustees of the Trust, from time to time, may reasonably request.

          6.5 Waiver of Fees. Distributor reserves the right from time to time in its sole discretion, and without any obligation to do so, to reduce and/or waive all or a portion of the 12b-1 Fees otherwise payable hereunder. Any such fee reduction or waiver may be discontinued or modified by Distributor at any time.

     7. Term, Duration and Termination.

     The initial term of this Agreement (the "Initial Term") shall be for a period commencing on the date this Agreement is executed by both parties and ending on the date that is one year after the Conversion Date. Thereafter, if not terminated, this Agreement shall continue with respect to a particular Fund automatically for successive one-year terms, provided that such continuance is specifically approved at least annually by (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) by the vote of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of such Fund. This Agreement is terminable without penalty, on not less than sixty days' prior written notice, by the Trust's Board of Trustees, by vote of a majority of the outstanding voting securities of the Trust or by the Distributor. This Agreement will also terminate automatically in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     8. Rule 12b-1 Savings Clause.

     It is the parties' intent that this Agreement and each and every provision thereof comply with the terms of the Plan and Rule 12b-1 under the 1940 Act and regulatory interpretations thereof, and that this Agreement and each and every provision thereof be construed to conform to that intent. To the extent that any such provision cannot be so construed, such offending provision shall be severed from this Agreement. The parties agree that they shall, without the payment of any additional consideration, modify or amend this Agreement, as required, to:
(i) comport with changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Agreement or to comply with stock exchange rules or requirements and/or (ii) ensure that this Agreement is and remains in compliance with Rule 12b-1 under the 1940 Act.

     9. Limitation of Liability of Trust.

     Distributor agrees that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate alone shall be liable (with the exception of any Fund for whom Distributor has not provided services under this Agreement and for which the claims or obligations therefore do not relate).

     10. Entire Agreement.

     Each party expressly acknowledges and agrees that this Agreement: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements or understandings of any kind, oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and
(3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

MEYERS SHEPPARD INVESTMENT             BISYS FUND SERVICES LIMITED
TRUST                                  PARTNERSHIP

                                       By:  BISYS Fund Services, General Partner

By:                                    By:

Title:                                 Title:

Date:                                  Date:

                                                        Dated: November 14, 1996

                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                        MEYERS SHEPPARD INVESTMENT TRUST
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP



                              PLAN OF DISTRIBUTION

                               Exhibit 9(a)(2)





               Administration Agreement dated November 14, 1996
                                   between
          the Registrant and BISYS Fund Services Limited Partnership



                           ADMINISTRATION AGREEMENT


      THIS AGREEMENT is made as of this 14th day of November, 1996, by and between MEYERS SHEPPARD INVESTMENT TRUST, a Delaware business trust (the "Trust"), and BISYS FUND SERVICES LIMITED PARTNERSHIP, d/b/a BISYS FUND SERVICES (the "Administrator"), an Ohio limited partnership.

      WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares of beneficial interest ("Shares"); and

      WHEREAS, the Trust desires the Administrator to provide, and the Administrator is willing to provide, management and administrative services to such series of the Trust as the Trust and the Administrator may agree on ("Portfolios") and as listed on Schedule A attached hereto and made a part of this Agreement, on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Trust and the Administrator hereby agree as follows:

      ARTICLE 1. Retention of the Administrator; Conversion to the Services. The Trust hereby engages the Administrator to act as the administrator of the Portfolios and to furnish the Portfolios with the management and administrative services as set forth in Article 2 below (collectively, the "Services"), and, in connection therewith, the Trust agrees to convert to the Administrator's data processing systems and software (the "BISYS System") as necessary in order to receive the Services. The Trust shall cooperate with the Administrator to provide the Administrator with all necessary information and assistance required to successfully convert to the BISYS System. The Administrator shall provide the Trust with a schedule relating to such conversion and the parties agree that the conversion may progress in stages. The date upon which all Services shall have been converted to the BISYS System shall be referred to herein as the "Conversion Date." The Administrator hereby accepts such engagement and agrees to perform the Services commencing, with respect to each individual Service, on the date that the conversion of such Service to the BISYS System has been completed. The Administrator shall determine in accordance with its normal acceptance procedures when the applicable Service has been successfully converted.

      The Administrator shall, for all purposes herein, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way and shall not be deemed an agent of the Trust.

     ARTICLE 2. Administrative Services. The Administrator shall perform or supervise the performance by others of administrative services in connection with the operations of the Portfolios, and, on behalf of the Trust, will investigate, assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Portfolios' operations. The Administrator shall provide the Trustees of the Trust with such reports regarding investment performance as they may reasonably request but shall have no responsibility for supervising the performance by any investment adviser or sub-adviser of its responsibilities.

      The Administrator shall provide the Trust with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities (including facilities for meetings of shareholders ("Shareholders") and Trustees of the Trust) for handling the affairs of the Portfolios and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under this Agreement. In addition, at the request of the Board of Trustees, the Administrator shall make reports to the Trust's Trustees concerning the performance of its obligations hereunder.

     Without limiting the generality of the foregoing, the Administrator shall:

     (a) calculate contractual Trust expenses and control all disbursements for the Trust, and as appropriate compute the Trust's yields, total return, expense ratios, portfolio turnover rate and, if required, portfolio average dollar-weighted maturity;

     (b)  assist Trust counsel with the preparation of prospectuses,  statements
          of  additional   information,   registration   statements   and  proxy
          materials;

     (c) prepare such reports, applications and documents (including reports regarding the sale and redemption of Shares as may be required in order to comply with Federal and state securities law) as may be necessary or desirable to register the Trust's Shares with state securities authorities, monitor the sale of Trust Shares for compliance with state securities laws, and file with the appropriate state securities authorities the registration statements and reports for the Trust and the Trust's Shares and all amendments thereto, as may be necessary or convenient to register and keep effective the Trust and the Trust's Shares with state securities authorities to enable the Trust to make a continuous offering of its Shares;

     (d) develop and prepare, with the assistance of the Trust's investment adviser, communications to Shareholders, including the annual report to Shareholders, coordinate the mailing of prospectuses, notices, proxy statements, proxies and other reports to Trust Shareholders, and supervise and facilitate the proxy solicitation process for all shareholder meetings, including the tabulation of shareholder votes;

     (e) administer contracts on behalf of the Trust with, among others, the Trust's investment adviser, distributor, custodian, transfer agent and fund accountant;

     (f) supervise the Trust's transfer agent with respect to the payment of dividends and other distributions to Shareholders;

     (g) calculate performance data of the Trust and its Portfolios for dissemination to information services covering the investment company industry;

     (h) coordinate and supervise the preparation and filing of the Trust's tax returns;

     (i) examine and review the operations and performance of the various organizations providing services to the Trust or any Portfolio of the Trust, including, without limitation, the Trust's investment adviser, distributor, custodian, fund accountant, transfer agent, outside legal counsel and independent public accountants, and at the request of the Board of Trustees, report to the Board on the performance of organizations;

     (j)  assist  with  the  layout  and   printing  of  publicly   disseminated
          prospectuses and assist with and coordinate layout and printing of the Trust's semi-annual and annual reports to Shareholders;

     (k) assist with the design, development, and operation of the Trust Portfolios, including new classes, investment objectives, policies and structure;

     (l) provide individuals reasonably acceptable to the Trust's Board of Trustees to serve as officers of the Trust, who will be responsible for the management of certain of the Trust's affairs as determined by the Trust's Board of Trustees;

     (m) advise the Trust and its Board of Trustees on matters concerning the Trust and its affairs;

     (n) obtain and keep in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Trust in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Trust's Board of Trustees;

     (o) monitor and advise the Trust and its Portfolios on their registered investment company status under the Internal Revenue Code of 1986, as amended;

     (p) perform all administrative services and functions of the Trust and each Portfolio to the extent administrative services and functions are not provided to the Trust or such Portfolio pursuant to the Trust's or such Portfolio's investment advisory agreement, distribution agreement, custodian agreement, transfer agent agreement and fund accounting agreement;

     (q) furnish advice and recommendations with respect to other aspects of the business and affairs of the Portfolios as the Trust and the Administrator shall determine desirable; and

     (r) prepare and file with the SEC the semi-annual report for the Trust on Form N-SAR and all required notices pursuant to Rule 24f-2.

      The Administrator shall perform such other services for the Trust that are mutually agreed upon by the parties from time to time. Such services may include performing internal audit examinations; mailing the annual reports of the Portfolios; preparing an annual list of Shareholders; and mailing notices of Shareholders' meetings, proxies and proxy statements, for all of which the Trust will pay the Administrator's out-of-pocket expenses.

      In performing its administrative duties under this Agreement, the Administrator will (i) exercise reasonable care and diligence, (ii) act in good faith in accordance with the Trust Instrument, Certificate of Trust, By-Laws, Prospectus and with the instructions and directions of the Board of Trustees of the Trust and the President of the Trust, (iii) conform to and comply with the requirements of the 1940 Act and all other applicable federal or state laws and regulations, and (vi) consult with legal counsel to the Trust, as necessary and appropriate.

      The appointment by the Trust of the officers provided by the Administrator pursuant to paragraph (1) of this Article 2 (the "Designated Officers") shall be governed by the following:

      (i) The appointment of any Designated Officer by the Trust shall not be exclusive or full-time; provided, however, the Designated Officer shall devote so much business time, effort, energy, abilities and attention to the performance of his or her duties hereunder as are reasonable and necessary to perform such duties in an exemplary manner.

      (ii) The Designated Officers shall perform their services at the offices provided by the Administrator, whom shall provide the Designated Officers with such support staff, facilities, equipment and supplies as are reasonably necessary or suitable for the adequate performance of the Designated Officers' duties and obligations under this Agreement, including technical and secretarial help.

      (iii) In performing their duties as officers of the Trust, the Designated Officers shall report to the President of the Trust and, upon its request, to the Board of Trustees of the Trust, and shall act in accordance with and subject to the instructions and directions of the President of the Trust and the Board of Trustees, and shall perform such other appropriate duties that are consistent with the terms of this Agreement which may from to time be reasonably prescribed by the President of the Trust and/or the Board of Trustees.

     (iv) In performing their duties as officers of the Trust: (i) the Designated Officers shall at all times loyally, conscientiously, diligently and, to the best of their ability, perform all of their duties, and otherwise promote the interests and welfare of the Trust and each Portfolio; (ii) strictly comply with and adhere to all applicable laws, and the Trust's Certificate of Trust, Trust Instrument and Bylaws, and Registration Statement (including the prospectus and statement of additional information contained therein);
          (iii) obey all reasonable rules and regulations now in effect or as subsequently modified governing the conduct of mutual fund officers; and (iv) not commit any acts of gross negligence, willful misconduct, dishonesty, fraud or misrepresentation, racism, sexism or other discrimination as would tend to bring the Trust or any Fund into public scandal, ridicule, or would otherwise result in material harm to the Trust's or any Fund's business or reputation.

     (v) Either the President of the Trust or the Board of Trustees may, at any time, with or without cause, and with or without prior notice, terminate the services of the Designated Officers, without any liability whatsoever, it being understood that the Designated Officers have been appointed pursuant to the terms of this Agreement to facilitate the performance of the Administrator's administrative functions hereunder. There is no express or implied promise of continued service as Designated Officers and such service will, in any event, terminate upon termination of this Agreement. The Designated Officers shall be entitled to no compensation from the Trust for their services, it being agreed that all compensation (including, without limitation, benefits, vacation pay, disability pay and employment taxes) for the provision of such services shall be paid by the Administrator without charge against the Trust.

      (vi) The Trust acknowledges that the Designated Officers are primarily employed by the Administrator, and may also serve as officers for other mutual funds pursuant to agreements of similar nature to this Agreement, and hereby waives any conflict of interest claims resulting from such arrangements, and further agrees that none of the aforesaid provisions in this paragraph shall have any affect or application whatsoever to any Designated Officer's role as officer of another mutual fund.

      ARTICLE 3.  Allocation of Charges and Expenses.

      (A) The Administrator. The Administrator shall furnish at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under this Agreement. The Administrator shall also provide the items which it is obligated to provide under this Agreement, and shall pay all compensation, if any, of officers of the Trust as well as all Trustees of the Trust who are affiliated persons of the Administrator or any affiliated corporation of the Administrator; provided, however, that unless otherwise specifically provided, the Administrator shall not be obligated to pay the compensation of any employee of the Trust retained by the Trustees of the Trust to perform services on behalf of the Trust.

      (B) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust not otherwise allocated herein, including, without limitation, organization costs, taxes, expenses for legal and auditing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing Shareholders, all expenses incurred in connection with issuing and redeeming Shares, the costs of custodial services, the cost of initial and ongoing registration of the Shares under Federal and state securities laws, fees and out-of-pocket expenses of Directors who are not affiliated persons of the Administrator or the Investment Adviser to the Trust or any affiliated corporation of the Administrator or the Investment Adviser, insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and all fees and charges of investment advisers to the Trust.

      ARTICLE 4.  Compensation of the Administrator.

      (A) Administration Fee. For the services to be rendered, the facilities furnished and the expenses assumed by the Administrator pursuant to this Agreement, the Trust shall pay to the Administrator compensation at an annual rate specified in Schedule A attached hereto. Such compensation shall be calculated and accrued daily, and paid to the Administrator monthly. The Trust shall also reimburse the Administrator for its reasonable out-of-pocket expenses, including the travel and lodging expenses incurred by officers and employees of the Administrator in connection with attendance at Board meetings.

     If the Conversion Date occurs subsequent to the first day of a month or termination of this Agreement occurs before the last day of a month, the Administrator's compensation for that part of the month in which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Administrator's compensation for the preceding month shall be made promptly.

      (B) Survival of Compensation Rights. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      ARTICLE 5. Limitation of Liability of the Administrator. The duties of the Administrator shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Administrator hereunder. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable law which cannot be waived or modified hereby. (As used in this Article 5, the term "Administrator" shall include Trustees, officers, employees and other agents of the Administrator as well as the Administrator itself.)

      So long as the Administrator acts in good faith and with due diligence and without negligence, the Trust assumes full responsibility and shall indemnify the Administrator and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of said administration, transfer agency, and dividend disbursing relationships to the Trust or any other service rendered to the Trust hereunder. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

      The rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Trust may be asked to indemnify or hold the Administrator harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Administrator will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Trust, but failure to do so in good faith shall not affect the rights hereunder.

      The Trust shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. If the Trust does not elect to assume the defense of a suit, it will reimburse the Administrator for the reasonable fees and expenses of any counsel retained by the Administrator.

      The Administrator may apply to the Trust at any time for instructions and may consult counsel for the Trust or its own counsel and with accountants and other experts with respect to any matter arising in connection with the Administrator's duties, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants or other experts.

      Also, the Administrator shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed or presented by the proper person or persons. The Administrator will not be held to have notice of any change of authority of any officers, employees or agents of the Trust until receipt of written notice thereof from the Trust.

      ARTICLE  6.  Activities  of  the   Administrator.   The  services  of  the
Administrator rendered to the Trust are not to be deemed to be exclusive. The Administrator is free to render such services to others and to have other businesses and interests. It is understood that trustees, officers, employees and Shareholders of the Trust are or may be or become interested in the Administrator, as directors, officers, employees and shareholders or otherwise and that partners, officers and employees of the Administrator and its counsel are or may be or become similarly interested in the

Trust, and that the Administrator may be or become interested in the Trust as a Shareholder or otherwise.

      ARTICLE 7. Duration of this Agreement. The Term of this Agreement shall be as specified in Schedule A hereto.

      ARTICLE 8. Assignment. This Agreement shall not be assignable by either party without the written consent of the other party; provided, however, that the Administrator may, at its expense, subcontract with any entity or person concerning the provision of the services contemplated hereunder. The Administrator shall not, however, be relieved of any of its obligations under this Agreement by the appointment of such subcontractor and provided further, that the Administrator shall be responsible, to the extent provided in Article 5 hereof, for all acts of such subcontractor as if such acts were its own. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

      ARTICLE 9. Amendments. This Agreement may be amended by the parties hereto only if such amendment is specifically approved (i) by the vote of a majority of the Trustees of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a Board of Trustees meeting called for the purpose of voting on such approval.

      For special cases, the parties hereto may amend such procedures set forth herein as may be appropriate or practical under the circumstances, and the Administrator may conclusively assume that any special procedure which has been approved by the Trust does not conflict with or violate any requirements of its Declaration of Trust or then current prospectuses, or any rule, regulation or requirement of any regulatory body.

      ARTICLE 10. Certain Records. The Administrator shall maintain customary records in connection with its duties as specified in this Agreement. Any records required to be maintained and preserved pursuant to Rules 31a-1 and 31a-2 under the 1940 Act which are prepared or maintained by the Administrator on behalf of the Trust shall be prepared and maintained at the expense of the Administrator, but shall be the property of the Trust and will be made available to or surrendered promptly to the Trust on request.

      In case of any request or demand for the inspection of such records by another party, the Administrator shall notify the Trust and follow the Trust's instructions as to permitting or refusing such inspection; provided that the Administrator may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so, unless (in cases involving potential exposure only to civil liability) the Trust has agreed to indemnify the Administrator against such liability.

     ARTICLE 11. Definitions of Certain Terms. The terms "interested person" and "affiliated person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

      ARTICLE 12. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the following address: if to the Administrator, to it at 3435 Stelzer Road, Columbus, Ohio 43219; if to the Trust, to it at 9107 Wilshire Blvd., Suite 700, Beverly Hills, California 90210, or at such other address as such party may from time to time specify in writing to the other party pursuant to this Section.

      ARTICLE 13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of California, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      ARTICLE 14. Multiple Originals. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      ARTICLE 15. Limitation of Liability of Trust. The Administrator agrees that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate alone shall be liable (with the exception of any Portfolio for whom the Administrator has not provided services under this Agreement and for which the claims or obligations therefore do not relate).

      ARTICLE 16. Disaster Recovery. The Administrator shall maintain a commercially reasonable plan to provide for the recovery of data in the event of an emergency due to equipment failures or the like. In the event of equipment failures, the Administrator shall, at no additional expense to the Trust, take reasonable steps to minimize service interruptions but shall not have liability with respect to losses that result despite the taking of such steps.

      ARTICLE 17. Independent Contractor. The Administrator is an independent contractor of the Trust and neither the Administrator nor any of its managers, officers or employees is or shall be employees of the Trust or any Portfolio in the performance of the Administrator's duties hereunder. The Administrator shall be responsible for its own conduct and the employment, control and conduct of its employees, and for injury to such employees and agents or to others through employees and agents (except those specifically appointed as officers of the Trust pursuant to Article 2, paragraph (1) of this Agreement). The Administrator assumes full responsibility for its employees and agents under applicable statutes and agrees to pay all employment taxes thereunder (including those specifically appointed as officers of the Trust pursuant to Article 2, paragraph
(1) of this Agreement).

      ARTICLE 18. Entire Agreement. Each party expressly acknowledges and agrees that this Agreement: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements or understandings of any kind, oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.


      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                           MEYERS SHEPPARD INVESTMENT
                             TRUST

                           By:
                              Title:


                           BISYS FUND SERVICES LIMITED
                             PARTNERSHIP


                           By: BISYS Fund Services,
                               General Partner
                           By:
                               Title:

                                  SCHEDULE A
                        TO THE ADMINISTRATION AGREEMENT
                         DATED AS OF NOVEMBER 14, 1996
                   BETWEEN MEYERS SHEPPARD INVESTMENT TRUST
                                      AND
                    BISYS FUND SERVICES LIMITED PARTNERSHIP


Portfolio:     This Agreement  shall apply to all Portfolios of Meyers  Sheppard
               Investment Trust, either now or hereafter created (collectively, the "Portfolios"). The current Portfolio of the Trust is set forth below:

               The Meyers Sheppard Pride Fund.

Fees: Pursuant to Article 4, in consideration of services rendered and expenses assumed pursuant to this Agreement, the Trust will pay the Administrator on the first business day of each month, or at such time(s) as the Administrator shall request and the parties hereto shall agree, a fee computed daily at the annual rate of:

               Fifteen one-hundredths of one percent (.15%) of the Company's average daily net assets up to $100 million.

               Ten one-hundredths of one percent (.10%) of the Company's average daily net assets in excess of $100 million up to $500 million.

               Seven one-hundredths of one percent (.07%) of the Company's average daily net assets in excess of $500 million up to $1 billion.

               Six one-hundredths of one percent (.06%) of the Company's average daily net assets in excess of $1 billion.

               The fee for the period from the day of the month upon which the Conversion Date occurs this until the end of that month shall be prorated according to the proportion which such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

               For   purposes   of   determining   the  fees   payable   to  the
               Administrator, the value of the net assets of a particular Portfolio shall be computed in the manner described in the Trust's Declaration of Trust or in the Prospectus or Statement of Additional Information respecting that Portfolio as from time to time is in effect for the computation of the value of such net assets in connection with the determination of the liquidating value of the shares of such Portfolio.

          The parties hereby confirm that the fees payable hereunder shall be applied to each Portfolio as a whole, and not to separate classes of shares within the Portfolios.

Term: The initial term of this Agreement (the "Initial Term") shall be for a period commencing on the date this Agreement is executed by both parties and ending on the date that is one year after the Conversion Date. This Agreement shall be renewed automatically for successive periods of one year after the Initial Term, unless written notice of nonrenewal is provided by either party not less than 90 days prior to the end of the then-current term. In the event of a material breach of this Agreement by either party, the non-breaching party shall notify the breaching party in writing of such breach and upon receipt of such notice, the breaching party shall have 45 days to remedy the breach. In the event the breach is not remedied within such time period, the nonbreaching party may immediately terminate this Agreement.

          Notwithstanding the foregoing, after such termination for so long as the Administrator, with the written consent of the Trust, in fact continues to perform any one or more of the services contemplated by this Agreement or any schedule or exhibit hereto, the provisions of this Agreement, including without limitation the provisions dealing with indemnification, shall continue in full force and effect. Compensation due the Administrator and unpaid by the Trust upon such termination shall be immediately due and payable upon and notwithstanding such termination.

          If, during the Initial Term, for any reason other than nonrenewal or a material breach of this Agreement, this Agreement is terminated by the Trust, then the Trust shall make a one-time cash payment, as liquidated damages, to the Administrator in lieu of all other damages the Administrator may claim against the Trust for termination including, without limitation, for lost profits, equal to the balance due the Administrator for the remainder of the Initial Term, assuming for purposes of calculation of the payment that the asset level of the Trust on the date the Administrator is replaced, or a third party is added, will remain constant for the balance of such Initial Term.

          In the event the Administrator terminates this Agreement during the Initial Term for any reason other than nonrenewal or a material breach, the Administrator shall make payment to the Trust, as liquidated damages in lieu of all other damages the Trust may claim against the Administrator for termination hereof, including, without limitation, for lost profits, the same amount which the Trust would have paid to the Administrator as hereinabove specified.

          Liquidated damage payments pursuant to this Section shall be made in equal installments over the balance of the Initial Term of the Agreement, with the number of installments to be equal to the number of whole months remaining in such Initial Term as of the effective date of termination, and with the installments to be paid commencing as of the effective date of termination and on the same date of each month thereafter.

                               Exhibit 9(b)(2)





              Fund Accounting Agreement dated November 14, 1996
                                   between
                 the Registrant and BISYS Fund Services, Inc.


                           FUND ACCOUNTING AGREEMENT


      AGREEMENT made this 14th day of November, 1996, between MEYERS SHEPPARD INVESTMENT TRUST (the "Trust"), a Delaware business trust, and BISYS FUND SERVICES, INC. ("Fund Accountant"), a corporation organized under the laws of the State of Delaware.

      WHEREAS, the Trust desires that Fund Accountant perform certain fund accounting services for each investment portfolio of the Trust, all as now or hereafter may be established from time to time (individually referred to herein as the "Fund" and collectively as the "Funds"); and

      WHEREAS, Fund Accountant is willing to perform such services on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

      1.    Services as Fund Accountant; Conversion to Services.

      The Trust hereby engages Fund Accountant to perform fund accounting services as set forth in this Section 1 (collectively, the "Services"), and, in connection therewith, the Trust agrees to convert to Fund Accountant's data processing systems and software (the "BISYS System") as necessary in order to receive the Services. The Trust shall cooperate with Fund Accountant to provide Fund Accountant with all necessary information and assistance required to successfully convert to the BISYS System. Fund Accountant shall provide the Trust with a schedule relating to such conversion and the parties agree that the conversion may progress in stages. The date upon which all Services shall have been converted to the BISYS System shall be referred to herein as the "Conversion Date." Fund Accountant hereby accepts such engagement and agrees to perform the Services commencing, with respect to each individual Service, on the date that the conversion of such Service to the BISYS System has been completed. Fund Accountant shall determine in accordance with its normal acceptance procedures when the applicable Service has been successfully converted.

     (a) Maintenance of Books and Records. Fund Accountant will keep and maintain the following books and records of each Fund pursuant to Rule 31a-1 under the Investment Company Act of 1940 (the "Rule"):

          (i) Journals containing an itemized daily record in detail of all purchases and sales of securities, all receipts and disbursements of cash and all other debits and credits, as required by subsection (b)(1) of the Rule;

          (ii) General and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, as required by subsection
               (b)(2)(I) of the Rule;

          (iii)Separate  ledger accounts  required by subsection  (b)(2)(ii) and
               (iii) of the Rule; and

          (iv) A  monthly   trial  balance  of  all  ledger   accounts   (except
               shareholder accounts) as required by subsection (b)(8) of the Rule.

     (b)  Performance  of  Daily  Accounting   Services.   In  addition  to  the
          maintenance of the books and records specified above, Fund Accountant shall perform the following accounting services daily for each Fund:

          (i) Calculate the net asset value per share utilizing prices obtained from the sources described in subsection 1(b)(ii) below;

          (ii) Obtain security prices from independent pricing services, or if such quotes are unavailable, then obtain such prices from each Fund's investment adviser or its designee, as approved by the Trust's Board of Trustees;

          (iii)Verify and reconcile with the Fund's custodian all daily trade activity;

          (iv) Compute, as appropriate, each Fund's net income and capital gains, dividend payables, dividend factors, 7-day yields, 7-day effective yields, 30-day yields, and weighted average portfolio maturity;

          (v) Review daily the net asset value calculation and dividend factor (if any) for each Fund prior to release to shareholders, check and confirm the net asset values and dividend factors for reasonableness and deviations, and distribute net asset values and yields to NASDAQ;

          (vi) Report to the Trust the daily market pricing of securities in any money market Funds, with the comparison to the amortized cost basis;

          (vii)Determine unrealized appreciation and depreciation on securities held in variable net asset value Funds;

          (viii)Amortize premiums and accrete discounts on securities purchased at a price other than face value, if requested by the Trust;

          (ix) Update fund accounting system to reflect rate changes, as received from a Fund's investment adviser, on variable interest rate instruments;

          (x)  Post Fund transactions to appropriate categories;

          (xi) Accrue expenses of each Fund according to instructions received from the Trust's Administrator;

          (xii)Determine the outstanding receivables and payables for all (1) security trades, (2) Fund share transactions and (3) income and expense accounts;

          (xiii)Provide accounting reports in connection with the Trust's regular annual audit and other audits and examinations by regulatory agencies; and

          (xiv)Provide such periodic reports as the parties shall agree upon, as set forth in a separate schedule.

     (c)  Special Reports and Services.

          (i) Fund Accountant may provide additional special reports upon the request of the Trust or a Fund's investment adviser, which may result in an additional charge, the amount of which shall be agreed upon between the parties.

          (ii) Fund Accountant may provide such other similar services with respect to a Fund as may be reasonably requested by the Trust, which may result in an additional charge, the amount of which shall be agreed upon between the parties.

     (d) Additional Accounting Services. Fund Accountant shall also perform the following additional accounting services for each Fund:

          (i) Provide monthly a download (and hard copy thereof) of the financial statements described below, upon request of the Trust. The download will include the following items:

                        Statement of Assets and Liabilities,
                        Statement of Operations,
                        Statement of Changes in Net Assets, and
                        Condensed Financial Information;

          (ii) Provide accounting information for the following:

               (A) federal and state income tax returns and federal excise tax returns;

               (B) the Trust's semi-annual reports with the Securities and Exchange Commission ("SEC") on Form N-SAR;

               (C) the Trust's annual, semi-annual and quarterly (if any) shareholder reports;

               (D) registration statements on Form N-1A and other filings relating to the registration of Shares;

               (E) the Administrator's monitoring of the Trust's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended;

               (F)  annual audit by the Trust's auditors; and

               (G)  examinations performed by the SEC.

     2. Subcontracting.

     Fund Accountant may, at its expense, subcontract with any entity or person concerning the provision of the services contemplated hereunder; provided, however, that Fund Accountant shall not be relieved of any of its obligations under this Agreement by the appointment of such subcontractor and provided further, that Fund Accountant shall be responsible, to the extent provided in
Section 6 hereof, for all acts of such subcontractor as if such acts were its own.

     3. Compensation.

     The Trust shall pay Fund Accountant for the services to be provided by Fund Accountant under this Agreement in accordance with, and in the manner set forth in, Schedule A hereto, as such Schedule may be amended from time to time.

     4. Reimbursement of Expenses.

     In addition to paying Fund Accountant the fees described in Section 3 hereof, the Trust agrees to reimburse Fund Accountant for its out-of-pocket expenses in providing services hereunder, including without limitation the following:

     (a) All freight and other delivery and bonding charges incurred by Fund Accountant in delivering materials to and from the Trust;

     (b) All direct telephone, telephone transmission and telecopy or other electronic transmission expenses incurred by Fund Accountant in communication with the Trust, the Trust's investment advisor or custodian, dealers or others as required for Fund Accountant to perform the services to be provided hereunder;

     (c) The cost of obtaining security market quotes pursuant to Section l(b)(ii) above;

     (d)  The cost of microfilm or microfiche of records or other materials;

     (e) Any expenses Fund Accountant shall incur at the written direction of an officer of the Trust thereunto duly authorized; and

     (f) Any additional expenses reasonably incurred by Fund Accountant in the performance of its duties and obligations under this Agreement.

     5. Effective Date.

     This Agreement shall become effective with respect to a Fund as of the date first written above.

     6. Term.

     The initial term of this Agreement (the "Initial Term") shall be for a period commencing on the date this Agreement is executed by both parties and ending on the date that is one year after the Conversion Date. This Agreement shall be renewed automatically for successive one-year terms unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term; provided, however, that after such termination for so long as Fund Accountant, with the written consent of the Trust, in fact continues to perform any one or more of the services contemplated by this Agreement or any schedule or exhibit hereto, the provisions of this Agreement, including without limitation the provisions dealing with indemnification, shall continue in full force and effect. Compensation due Fund Accountant and unpaid by the Trust upon such termination shall be immediately due and payable upon and notwithstanding such termination.

     In the event of a material breach of this Agreement by either party, the non-breaching party shall notify the breaching party in writing of such breach and, upon receipt of such notice, the breaching party shall have 45 days to remedy the breach. In the event the breach is not remedied within such time period, the nonbreaching party may immediately terminate this Agreement.

     If, during the Initial Term, for any reason other than nonrenewal or a material breach of this Agreement, this Agreement is terminated by the Trust, then the Trust shall make a one-time cash payment, as liquidated damages, to Fund Accountant in lieu of all other damages Fund Accountant may claim against the Trust for termination including, without limitation, for lost profits, equal to the balance due Fund Accountant for the remainder of the Initial Term, assuming for purposes of calculation of the payment that the asset level of the Trust on the date Fund Accountant is replaced, or a third party is added, will remain constant for the balance of such Initial Term.

     In the event Fund Accountant terminates this Agreement during the Initial Term for any reason other than nonrenewal or a material breach, Fund Accountant shall make payment to the Trust, as liquidated damages in lieu of all other damages the Trust may claim against Fund Accountant for termination hereof, including, without limitation, for lost profits, the same amount which the Trust would have paid to Fund Accountant as hereinabove specified.

     Liquidated damage payments pursuant to this Section 6 shall be made in equal installments over the balance of the Initial Term of the Agreement, with the number of installments to be equal to the number of whole months remaining in such Initial Term as of the effective date of termination, and with the installments to be paid commencing as of the effective date of termination and on the same date of each month thereafter.

     7. Standard of Care; Reliance on Records and Instructions; Indemnification.

     Fund Accountant shall use its best efforts to insure the accuracy of all services performed under this Agreement, but shall not be liable to the Trust for any action taken or omitted by Fund Accountant in the absence of bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties. A Fund agrees to indemnify and hold harmless Fund Accountant, its employees, agents, directors, officers and nominees from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to Fund Accountant's actions taken or nonactions with respect to the performance of services under this Agreement with respect to such Fund or based, if applicable, upon reasonable reliance on information, records, instructions or requests with respect to such Fund given or made to Fund Accountant by a duly authorized representative of the Trust; provided that this indemnification shall not apply to actions or omissions of Fund Accountant in cases of its own bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties, and further provided that prior to confessing any claim against it which may be the subject of this indemnification, Fund Accountant shall give the Trust written notice of and reasonable opportunity to defend against said claim in its own name or in the name of Fund Accountant.

     8. Record Retention and Confidentiality.

     Fund Accountant shall keep and maintain on behalf of the Trust all books and records which the Trust and Fund Accountant is, or may be, required to keep and maintain pursuant to any applicable statutes, rules and regulations, including without limitation Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), relating to the maintenance of books and records in connection with the services to be provided hereunder. Fund Accountant agrees that all records and data that it maintains for the Trust, other than the computer programs and procedures described in Section 11 herein, shall be the exclusive property of the Trust. Fund Accountant further agrees to provide reasonable access to such records and data during business hours to the Trust (including properly designated officers and agents of the Trust) and to the Securities and Exchange Commission and to surrender promptly to the Trust any and all such records upon request at Fund Accountant's expense; provided, however, that Fund Accountant shall be entitled to retain copies of any such records that Fund Accountant deems reasonable and necessary. In addition, Fund Accountant shall keep confidential all books and records and other information relative to the Trust and its shareholders except when requested to divulge such information by duly-constituted authorities or court process.

     9. Uncontrollable Events.

     Fund Accountant assumes no responsibility hereunder, and shall not be liable, for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

     10. Reports.

     Fund Accountant will furnish to the Trust and to its properly authorized auditors, investment advisers, examiners, distributors, dealers, underwriters, salesmen, insurance companies and others designated by the Trust in writing, such reports and at such times as are prescribed pursuant to the terms and the conditions of this Agreement to be provided or completed by Fund Accountant, or as subsequently agreed upon by the parties pursuant to an amendment hereto. The Trust agrees to examine each such report or copy promptly and will report or cause to be reported any errors or discrepancies therein.

     11. Computer Programs and Procedures.

     All computer programs and procedures developed to perform services required to be provided by Fund Accountant under this Agreement shall be the property of Fund Accountant.

     12. Return of Records.

     Fund Accountant may at its option at any time, and shall promptly upon the Trust's demand, turn over to the Trust and cease to retain Fund Accountant's files, records and documents created and maintained by Fund Accountant pursuant to this Agreement which are no longer needed by Fund Accountant in the performance of its services or for its legal protection. If not so turned over to the Trust, such documents and records will be retained by Fund Accountant for six years from the year of creation. At the end of such six-year period, such records and documents will be turned over to the Trust unless the Trust authorizes in writing the destruction of such records and documents.

     13. Representations of the Trust.

     The Trust certifies to Fund Accountant that: (1) as of the close of business on each Conversion Date, each Fund that is in existence as of the Conversion Date has authorized unlimited shares, and (2) this Agreement has been duly authorized by the Trust and, when executed and delivered by the Trust, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     14. Representations of Fund Accountant.

     Fund Accountant represents and warrants that Fund Accountant shall maintain a commercially reasonable plan to provide for the recovery of data in the event of an emergency due to equipment failures or the like. In the event of equipment failures, Fund Accountant shall, at no additional expenses to the Trust, take reasonable steps to minimize service interruptions but shall not have liability with respect to losses that result despite the taking of such steps. Fund Accountant further represents and warrants that this Agreement has been duly authorized by Fund Accountant and, when executed and delivered by Fund Accountant, will constitute a legal, valid and binding obligation of Fund Accountant, enforceable against Fund Accountant in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     15. Insurance.

     Fund Accountant shall notify the Trust should any of its insurance coverage be canceled or reduced. Such notification shall include the date of change and the reasons therefor. Fund Accountant shall notify the Trust of any material claims against it with respect to services performed under this Agreement, whether or not they may be covered by insurance, and shall notify the Trust from time to time as may be appropriate of the total outstanding claims made by Fund Accountant under its insurance coverage.

     16. Information to be Furnished by the Trust and Funds.

     The Trust has furnished to Fund Accountant the following:

          (a) Copies of the Declaration of Trust of the Trust and of any amendments thereto, certified by the proper official of the state in which such document has been filed.

          (b)  Copies of the following documents:

               (i)  The Trust's Bylaws and any amendments thereto; and

               (ii) Certified  copies of  resolutions  of the Board of  Trustees covering the approval of this Agreement, authorization of a specified officer of the Trust to execute and deliver this Agreement and authorization for specified officers of the Trust to instruct Fund Accountant thereunder.

          (c) A list of all the officers of the Trust, together with specimen signatures of those officers who are authorized to instruct Fund Accountant in all matters.

          (d) Two copies of the Prospectuses and Statements of Additional Information for each Fund.

     17. Information Furnished by Fund Accountant.

          (a)  Fund Accountant has furnished to the Trust the following:

               (i)  Fund Accountant's Articles of Incorporation; and

               (ii) Fund Accountant's Bylaws and any amendments thereto.

          (b) Fund Accountant shall, upon request, furnish certified copies of corporate actions covering the following matters:

               (i) Approval of this Agreement, and authorization of a specified officer of Fund Accountant to execute and deliver this Agreement; and

               (ii) Authorization  of Fund  Accountant to act as fund accountant for the Trust and to provide accounting services for the Trust.

     18. Amendments to Documents.

     The Trust shall furnish Fund Accountant written copies of any amendments to, or changes in, any of the items referred to in Section 16 hereof forthwith upon such amendments or changes becoming effective. In addition, the Trust agrees that no amendments will be made to the Prospectuses or Statements of Additional Information of the Trust which might have the effect of changing the procedures employed by Fund Accountant in providing the services agreed to hereunder or which amendment might affect the duties of Fund Accountant hereunder unless the Trust first obtains Fund Accountant's approval of such amendments or changes.

     19. Compliance with Law.

     Except for the obligations of Fund Accountant set forth in Section 8 hereof, the Trust assumes full responsibility for the preparation, contents and distribution of each prospectus of the Trust as to compliance with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), the 1940 Act and any other laws, rules and regulations of governmental authorities having jurisdiction. The Trust represents and warrants that no Shares of the Trust will be offered to the public until the Trust's registration statement under the Securities Act and the 1940 Act has been declared or becomes effective.

     20. Notices.

     Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the following address: if to the Fund Accountant, to it at 3435 Stelzer Road, Columbus, Ohio 43219; if to the Trust, to it at 9107 Wilshire Blvd., Suite 700, Beverly Hills, California 90210, or at such other address as such party may from time to time specify in writing to the other party pursuant to this Section.

     21. Headings.

     Paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     22. Assignment.

     This Agreement and the rights and duties hereunder shall not be assignable with respect to a Fund by either of the parties hereto except by the specific written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

     23. Governing Law.

     This Agreement shall be governed by and provisions shall be construed in accordance with the laws of the State of Ohio.

     24. Limitation of Liability of the Trust.

     Fund Accountant agrees that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate alone shall be liable (with the exception of any Fund for whom Fund Accountant has not provided services under this Agreement and for which the claims or obligations therefore do not relate).

     25. Independent Contractor.

     Fund Accountant is an independent contractor of the Trust and neither Fund Accountant nor any of its managers, officers or employees is or shall be employees of the Trust or any Fund in the performance of Fund Accountant's duties hereunder. Fund Accountant shall be responsible for its own conduct and the employment, control and conduct of its employees, and for injury to such employees and agents or to others through employees and agents. Fund Accountant assumes full responsibility for its employees and agents under applicable statutes and agrees to pay all employment taxes thereunder.

     26. Entire Agreement.

     Each party expressly acknowledges and agrees that this Agreement: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements or understandings of any kind, oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and
(3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                           MEYERS SHEPPARD INVESTMENT
                             TRUST


                           By:
                              Title:



                           BISYS FUND SERVICES, INC.


                           By:
                              Title:

                                                        Dated: November 14, 1996


                                   SCHEDULE A
                        TO THE FUND ACCOUNTING AGREEMENT
                                     BETWEEN
                        MEYERS SHEPPARD INVESTMENT TRUST
                                       AND
                           BISYS FUND SERVICES, INC..


                                      FEES


Effective as of the Conversion Date, Fund Accountant shall be entitled to receive a fee from each Fund in accordance with the following schedule:


     $35,000 annually plus out-of-pocket expenses, as described in Section 4.

     The annual fee amount set forth above shall be prorated for periods of less than one year.



MEYERS SHEPPARD INVESTMENT                BISYS FUND SERVICES, INC.
TRUST


By:                                       By:

                               Exhibit 9(c)(2)


              Transfer Agency Agreement dated November 14, 1996
                                   between
                 the Registrant and BISYS Fund Services, Inc.


                           TRANSFER AGENCY AGREEMENT


     AGREEMENT made this 14th day of November, 1996, between MEYERS SHEPPARD INVESTMENT TRUST (the "Trust"), a Delaware business trust, and BISYS FUND SERVICES, INC. ("BISYS"), a Delaware corporation.

     WHEREAS,  the Trust  desires that BISYS perform  certain  services for each
series  of  the  Trust  (individually   referred  to  herein  as  a  "Fund"  and
collectively as the "Funds"); and

     WHEREAS, BISYS is willing to perform such services on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

     1. Retention of BISYS; Conversion to the Services.

     The Trust hereby engages BISYS to act as the transfer agent for the Funds to perform (i) the transfer agent services set forth in Schedule A hereto (the "Initial Services"), (ii) such special services (the "Special Services") incidental to the performance of such services as may be agreed to by the parties from time to time (for such fees as the parties may agree as aforesaid) and (iii) such additional services (collectively with the Initial Services and the Special Services, the "Services"), as may be agreed to by the parties from time to time and set forth in an amendment to said Schedule A (for such fees as the parties may agree as aforesaid), and, in connection therewith, the Trust agrees to convert to BISYS' data processing systems and software (the "BISYS System") as necessary in order to receive the Services. The Trust shall cooperate with BISYS to provide BISYS with all necessary information and assistance required to successfully convert to the BISYS System. BISYS shall provide the Trust with a schedule relating to such conversion and the parties agree that the conversion may progress in stages. The date upon which all Initial Services shall have been converted to the BISYS System shall be referred to herein as the "Conversion Date." BISYS hereby accepts such engagement and agrees to perform the Services commencing, with respect to each individual Service, on the date that the conversion of such Service to the BISYS System has been completed. BISYS shall determine in accordance with its normal acceptance procedures when the applicable Service has been successfully converted.

     BISYS may, in its discretion, appoint in writing other parties qualified to perform transfer agency services reasonably acceptable to the Trust (individually, a "Sub-transfer Agent") to carry out some or all of its responsibilities under this Agreement with respect to a Fund; provided, however, that the Sub-transfer Agent shall be the agent of BISYS and not the agent of the Trust or such Fund, and that BISYS shall be fully responsible for the acts of such Sub-transfer Agent and shall not be relieved of any of its responsibilities hereunder by the appointment of such Sub-transfer Agent.

     2. Fees.

     The Trust shall pay BISYS for the services to be provided by BISYS under this Agreement in accordance with, and in the manner set forth in, Schedule B hereto. Fees for any additional services to be provided by BISYS pursuant to an amendment to Schedule A hereto shall be subject to mutual agreement at the time such amendment to Schedule A is proposed.

     3. Reimbursement of Expenses.

     In addition to paying BISYS the fees described in Section 2 hereof, the Trust agrees to reimburse BISYS for BISYS' out-of-pocket expenses in providing services hereunder, including without limitation, the following:

          (a) All freight and other delivery and bonding charges incurred by BISYS in delivering materials to and from the Trust and in delivering all materials to shareholders;

          (b) All direct telephone, telephone transmission and telecopy or other electronic transmission expenses incurred by BISYS in communication with the Trust, the Trust's investment adviser or custodian, dealers, shareholders or others as required for BISYS to perform the services to be provided hereunder;

          (c) Costs of postage, couriers, stock computer paper, statements, labels, envelopes, checks, reports, letters, tax forms, proxies, notices or other form of printed material which shall be required by BISYS for the performance of the services to be provided hereunder;

          (d)  The  cost  of  microfilm  or   microfiche  of  records  or  other
               materials; and

          (e) Any expenses BISYS shall incur at the written direction of an officer of the Trust thereunto duly authorized.

     The parties agree that the Trust shall not be required to reimburse BISYS for any expenses that BISYS Fund Services Limited Partnership has agreed to bear pursuant to the Distribution Agreement between BISYS Fund Services Limited Partnership and the Trust.

     4. Effective Date.

     This Agreement shall become effective as of the date first written above (the "Effective Date").

     5. Term.

     The initial term of this Agreement (the "Initial Term") shall be for a period commencing on the date this Agreement is executed by both parties and ending on the date that is one year after the Conversion Date. Thereafter, it shall be renewed automatically for successive one-year terms unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term; provided, however, that after such termination, for so long as BISYS, with the written consent of the Trust, in fact continues to perform any one or more of the services contemplated by this Agreement or any Schedule or exhibit hereto, the provisions of this Agreement, including without limitation the provisions dealing with indemnification, shall continue in full force and effect. Fees and out-of-pocket expenses incurred by BISYS but unpaid by the Trust upon such termination shall be immediately due and payable upon and notwithstanding such termination.

     In the event of a material breach of this Agreement by either party, the non-breaching party shall notify the breaching party in writing of such breach and, upon receipt of such notice, the breaching party shall have 45 days to remedy the breach. In the event the breach is not remedied within such time period, the nonbreaching party may immediately terminate this Agreement.

     If, during the Initial Term, for any reason other than nonrenewal or a material breach of this Agreement, this Agreement is terminated by the Trust, then the Trust shall make a one-time cash payment, as liquidated damages, to BISYS in lieu of all other damages BISYS may claim against the Trust for termination including, without limitation, for lost profits, equal to the balance due BISYS for the remainder of the Initial Term, assuming for purposes of calculation of the payment that the asset level of the Trust on the date BISYS is replaced, or a third party is added, will remain constant for the balance of such Initial Term.

     In the event BISYS terminates this Agreement during the Initial Term for any reason other than nonrenewal or a material breach, BISYS shall make payment to the Trust, as liquidated damages in lieu of all other damages the Trust may claim against BISYS for termination hereof, including, without limitation, for lost profits, the same amount which the Trust would have paid to BISYS as hereinabove specified.

     Liquidated damage payments pursuant to this Section 5 shall be made in equal installments over the balance of the Initial Term of the Agreement, with the number of installments to be equal to the number of whole months remaining in such Initial Term as of the effective date of termination, and with the installments to be paid commencing as of the effective date of termination and on the same date of each month thereafter.

     6. Uncontrollable Events.

     BISYS assumes no responsibility hereunder, and shall not be liable for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

     7. Legal Advice.

     BISYS shall notify the Trust at any time BISYS believes that it is in need of the advice of counsel (other than counsel in the regular employ of BISYS or any affiliated companies) with regard to BISYS' responsibilities and duties pursuant to this Agreement; and after so notifying the Trust, BISYS, at its discretion, shall be entitled to seek, receive and act upon advice of legal counsel of its choosing, such advice to be at BISYS' own expense and BISYS shall in no event be liable to the Trust or any Fund or any shareholder or beneficial owner of the Trust for any action reasonably taken pursuant to such advice.

     8. Instructions.

     Unless otherwise provided in this Agreement, BISYS shall act only upon Oral and Written Instructions (as such terms are hereinbelow defined). BISYS shall be entitled to rely upon any Oral and Written Instructions it receives from an Authorized Person (as such term is hereinbelow defined) or from a person reasonably believed by BISYS to be an Authorized Person, pursuant to this Agreement. BISYS may assume that any Oral or Written Instruction received hereunder is not in any way inconsistent with the provisions of the Trust's organizational documents or this Agreement or of any vote, resolution or proceeding of the Board of Trustees of the Trust or of the shareholders of any Fund.

     The Trust agrees to forward to BISYS Written  Instructions  confirming Oral
Instructions so that BISYS receives the Written Instructions by the close of business on the same day that such Oral Instructions are received. The fact that such confirming Written Instructions are not received by BISYS shall in no way invalidate the transactions or enforceability of the transactions authorized by the Oral Instructions. The Trust further agrees that BISYS shall incur no liability to the Trust in acting upon Oral or Written Instructions provided such instructions reasonably appear to have been received from an Authorized Person.

     If BISYS is in doubt as to any action it should or should not take, it may request directions or advice, including Oral or Written Instructions, from the Trust. If BISYS shall be in doubt as to any questions of law pertaining to any action it should or should not take, BISYS may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Trust). In the event of a conflict between directions, advice or Oral or Written Instructions BISYS receives from the Trust, and the advice it receives from counsel, BISYS shall be entitled to rely upon and follow the advice of counsel.

     Nothing in this Section shall be construed to impose an obligation upon BISYS (i) to seek such directions, advice or Oral or Written Instructions, or
(ii) to act in accordance with such directions, advice or Oral or Written Instructions unless, under the other provisions of this Agreement, the same is a condition for properly taking or not taking such action.

     The term "Written Instructions" is defined as a writing signed or initialed by one or more person or persons as the Board of Trustees shall have from time to time authorized ("Authorized Persons"). Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. The term "Oral Instructions" is defined as instructions given orally that will be considered proper instructions if BISYS reasonably believes them to have been given by an Authorized Person. The Trust shall cause all Oral Instructions to be confirmed in writing pursuant to the terms of this Section. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Trustees of the Trust, Oral Instructions may include communications effected directly between electro mechanical or electronic devices provided that the Board of Trustees and BISYS are satisfied that such procedures afford adequate safeguards for the Trust's assets.

     As to the services to be provided hereunder, BISYS may rely conclusively upon the terms of the Prospectuses and Statement of Additional Information of the Trust relating to the Funds to the extent that such services are described therein unless BISYS receives Written Instructions to the contrary in a timely manner from the Trust.

     9. Standard of Care; Reliance on Records and Instructions; Indemnification.

     BISYS shall use its best efforts to ensure the accuracy of all services performed under this Agreement, but shall not be liable to the Trust for any action taken or omitted by BISYS in the absence of bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties. The Trust agrees to indemnify and hold harmless BISYS, its employees, agents, directors, officers and nominees from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to BISYS' actions taken or nonactions with respect to the performance of services under this Agreement or based, if applicable, upon reasonable reliance on information, records, instructions or requests given or made to BISYS by the Trust, the investment adviser and on any records provided by any fund accountant or custodian thereof; provided that this indemnification shall not apply to actions or omissions of BISYS in cases of its own bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties; and further provided that prior to confessing any claim against it which may be the subject of this indemnification, BISYS shall give the Trust written notice of and reasonable opportunity to defend against said claim in its own name or in the name of BISYS.

     10. Record Retention and Confidentiality.

     BISYS shall keep and maintain on behalf of the Trust all books and records which the Trust or BISYS is, or may be, required to keep and maintain pursuant to any applicable statutes, rules and regulations, including without limitation Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), relating to the maintenance of books and records in connection with the services to be provided hereunder. BISYS agrees that all records and data that it maintains for the Trust, other than the computer programs and procedures described in Section 12 herein, shall be the exclusive property of the Trust. BISYS further agrees to provide reasonable access to such records and data during business hours to the Trust (including properly designated officers and agents of the Trust) and to the Securities and Exchange Commission (the "Commission") and to surrender promptly to the Trust any and all such records upon request at BISYS' expense; provided, however, that BISYS shall be entitled to retain copies of any such records that BISYS deems reasonable and necessary. In addition, BISYS shall keep confidential all books and records and other information relative to the Trust and its shareholders, except when requested to divulge such information by duly-constituted authorities or court process, or requested by a shareholder or shareholder's agent with respect to information concerning an account as to which such shareholder has either a legal or beneficial interest or when requested by the Trust, the shareholder, or shareholder's agent, or the dealer of record as to such account.

     11. Reports.

     BISYS will furnish to the Trust and to its properly-authorized auditors, investment advisers, examiners, distributors, dealers, underwriters, salesmen, insurance companies and others designated by the Trust in writing, such reports at such times as are prescribed in Schedule C attached hereto, or as subsequently agreed upon by the parties pursuant to an amendment to Schedule C. The Trust agrees to examine each such report or copy promptly and will report or cause to be reported any errors or discrepancies therein.

     12. Computer Programs and Procedures.

     All computer programs and procedures developed to perform services required to be provided by BISYS under this Agreement shall be the property of BISYS.

     13. Return of Records.

     BISYS may at its option at any time, and shall promptly upon the Trust's demand, turn over to the Trust and cease to retain BISYS' files, records and documents created and maintained by BISYS pursuant to this Agreement which are no longer needed by BISYS in the performance of its services or for its legal protection. If not so turned over to the Trust, such documents and records will be retained by BISYS for six years from the year of creation. At the end of such six-year period, such records and documents will be turned over to the Trust unless the Trust authorizes in writing the destruction of such records and documents.

     14. Bank Accounts.

     The Trust and the Funds shall establish and maintain such bank accounts with such bank or banks as are selected by the Trust, as are necessary in order that BISYS may perform the services required to be performed hereunder. To the extent that the performance of such services shall require BISYS directly to disburse amounts for payment of dividends, redemption proceeds or other purposes, the Trust and Funds shall provide such bank or banks with all instructions and authorizations necessary for BISYS to effect such disbursements.

     15. Representations of the Trust.

     The Trust certifies to BISYS that: (a) as of the close of business on the Effective Date, each Fund which is in existence as of the Effective Date has authorized unlimited shares, and (b) by virtue of its Declaration of Trust, shares of each Fund which are redeemed by the Trust may be sold by the Trust from its treasury, and (c) this Agreement has been duly authorized by the Trust and, when executed and delivered by the Trust, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

     16. Representations of BISYS.

     BISYS represents and warrants that BISYS has been in, and shall continue to be in, substantial compliance with all provisions of law, including Section 17A(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required in connection with the performance of its duties under this Agreement. BISYS further represents and warrants that this Agreement has been duly authorized by BISYS and, when executed and delivered by BISYS, will constitute a legal, valid and binding obligation of BISYS, enforceable against BISYS in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties. In addition, BISYS shall maintain a commercially reasonable plan to provide for the recovery of data in the event of an emergency due to equipment failures or the like. In the event of equipment failures, BISYS shall, at no additional expense to the Trust, take reasonable steps to minimize service interruptions but shall not have liability with respect to losses that result despite the taking of such steps.

     17. Insurance.

     BISYS shall notify the Trust should its insurance coverage with respect to professional liability or errors and omissions coverage be canceled or reduced. Such notification shall include the date of change and the reasons therefor. BISYS shall notify the Trust of any material claims against it with respect to services performed under this Agreement, whether or not they may be covered by insurance, and shall notify the Trust from time to time as may be appropriate of the total outstanding claims made by BISYS under its insurance coverage.

     18. Information to be Furnished by the Trust and Funds.

     The Trust has furnished to BISYS the following:

          (a) Copies of the Declaration of Trust of the Trust and of any amendments thereto, certified by the proper official of the state in which such Declaration has been filed.

          (b)  Copies of the following documents:

               1.   The Trust's By-Laws and any amendments thereto.

               2. Certified copies of resolutions of the Board of Trustees covering the following matters:

                    A. Approval of this Agreement and authorization of a specified officer of the Trust to execute and deliver this Agreement and authorization for specified officers of the Trust to instruct BISYS hereunder; and

                    B. Authorization of BISYS to act as Transfer Agent for the Trust on behalf of the Funds.

          (c) A list of all officers of the Trust, together with specimen signatures of those officers, who are authorized to instruct BISYS in all matters.

          (d) Two copies of the following (if such documents are employed by the Trust):

               1.   Prospectuses and Statement of Additional Information;

               2.   Distribution Agreement; and

               3.   All  other  forms   commonly   used  by  the  Trust  or  its
                    Distributor   with   regard  to  their   relationships   and
                    transactions with shareholders of the Funds.

          (e) A certificate as to shares of beneficial interest of the Trust authorized, issued, and outstanding as of the Effective Date of BISYS' appointment as Transfer Agent (or as of the date on which BISYS' services are commenced, whichever is the later date) and as to receipt of full consideration by the Trust for all shares outstanding, such statement to be certified by the Treasurer of the Trust.

     19. Information Furnished by BISYS.

     BISYS has furnished to the Trust the following:

          (a)  BISYS' Articles of Incorporation.

          (b)  BISYS' By-Laws and any amendments thereto.

          (c) Certified copies of actions of BISYS covering the following matters:

               1. Approval of this Agreement, and authorization of a specified officer of BISYS to execute and deliver this Agreement;

               2. Authorization of BISYS to act as Transfer Agent for the Trust.

          (d) A copy of the most recent independent accountants' report relating to internal accounting control systems as filed with the Commission pursuant to Rule 17Ad-13 under the Exchange Act.

     20. Amendments to Documents.

     The Trust shall furnish BISYS written copies of any amendments to, or changes in, any of the items referred to in Section 18 hereof forthwith upon such amendments or changes becoming effective. In addition, the Trust agrees that no amendments will be made to the Prospectuses or Statement of Additional Information of the Trust which might have the effect of changing the procedures employed by BISYS in providing the services agreed to hereunder or which amendment might affect the duties of BISYS hereunder unless the Trust first obtains BISYS' approval of such amendments or changes.

     21. Reliance on Amendments.

     BISYS may rely on any amendments to or changes in any of the documents and other items to be provided by the Trust pursuant to Sections 18 and 20 of this Agreement and the Trust hereby indemnifies and holds harmless BISYS from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character which may result from actions or omissions on the part of BISYS in reasonable reliance upon such amendments and/or changes. Although BISYS is authorized to rely on the above-mentioned amendments to and changes in the documents and other items to be provided pursuant to Sections 18 and 20 hereof, BISYS shall be under no duty to comply with or take any action as a result of any of such amendments or changes unless the Trust first obtains BISYS' written consent to and approval of such amendments or changes.

     22. Compliance with Law.

     Except for the obligations of BISYS set forth in Section 10 hereof, the Trust assumes full responsibility for the preparation, contents, and distribution of each prospectus of the Trust as to compliance with all applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction. The Trust represents and warrants that no shares of the Trust will be offered to the public until the Trust's registration statement under the 1933 Act and the 1940 Act has been declared or becomes effective.

     23. Notices.

     Any notice provided hereunder shall be sufficiently given when sent by registered or certified mail to the party required to be served with such notice at the following address: if to the Trust, to it at 9107 Wilshire Blvd., Suite 700, Beverly Hills, California 90210; if to BISYS, to it at 3435 Stelzer Road, Columbus, Ohio 43219, or at such other address as such party may from time to time specify in writing to the other party pursuant to this Section.

     24. Headings.

     Paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     25. Assignment.

     This Agreement and the rights and duties hereunder shall not be assignable by either of the parties hereto except by the specific written consent of the other party. This Section 25 shall not limit or in any way affect BISYS' right to appoint a Sub-transfer Agent pursuant to Section 1 hereof. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

     26. Governing Law and Matters Relating to the Trust

     This Agreement shall be governed by and provisions shall be construed in accordance with the laws of the State of California. BISYS agrees that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate alone shall be liable (with the exception of any Fund for whom BISYS has not provided services under this Agreement and for which the claims or obligations therefore do not relate)

     27. Independent Contractor.

     The parties hereto agree that BISYS is an independent contractor of the Trust and neither BISYS nor any of its managers, officers or employees is or shall be employees of the Trust in the performance of BISYS' duties hereunder. BISYS shall be responsible for its own conduct and the employment, control and conduct of its employees, and for injury to such employees and agents or to others through employees and agents. BISYS assumes full responsibility for its employees and agents under applicable statutes and agrees to pay all employment taxes thereunder.

     28. Entire Agreement.

     Each party expressly acknowledges and agrees that this Agreement: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements or understandings of any kind, oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                          MEYERS SHEPPARD INVESTMENT
                                          TRUST

                                          By:_________________________________

                                          Title:______________________________



                                          BISYS FUND SERVICES, INC.

                                          By:________________________________

                                          Title:______________________________

                                                        Dated: November 14, 1996


                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                        MEYERS SHEPPARD INVESTMENT TRUST
                                       AND
                            BISYS FUND SERVICES, INC.

                            TRANSFER AGENCY SERVICES


     1. Shareholder Transactions

          a.   Process shareholder purchase and redemption orders.

          b. Set up account information, including address, dividend option, taxpayer identification numbers and wire instructions.

          c.   Issue   confirmations  in  compliance  with  Rule  10  under  the
               Securities Exchange Act of 1934, as amended.

          d.   Issue periodic statements for shareholders.

          e.   Process transfers and exchanges.

          f. Process dividend payments, including the purchase of new shares, through dividend reimbursement.

     2. Shareholder Information Services

          a. Make information available to shareholder servicing unit and other remote access units regarding trade date, share price, current holdings, yields, and dividend information.

          b. Produce detailed history of transactions through duplicate or special order statements upon request.

          c. Provide mailing labels for distribution of financial reports, prospectuses, proxy statements or marketing material to current shareholders.

     3. Compliance Reporting

          a. Provide reports to the Securities and Exchange Commission, the National Association of Securities Dealers and the States in which the Fund is registered.

          b. Prepare and distribute appropriate Internal Revenue Service forms for corresponding Fund and shareholder income and capital gains.

          c.   Issue tax withholding reports to the Internal Revenue Service.

     4. Dealer/Load Processing (if applicable)

          a. Provide reports for tracking rights of accumulation and purchases made under a Letter of Intent.

          b.   Account  for   separation   of   shareholder   investments   from
               transaction sale charges for purchase of Fund shares.

          c. Calculate fees due under 12b-1 plans for distribution and marketing expenses.

          d. Track sales and commission statistics by dealer and provide for payment of commissions on direct shareholder purchases in a load Fund.

     5. Shareholder Account Maintenance

          a.   Maintain all shareholder records for each account in the Trust.

          b. Issue customer statements on scheduled cycle, providing duplicate second and third party copies if required.

          c.   Record shareholder account information changes.

          d.   Maintain account documentation files for each shareholder.

                                   SCHEDULE B
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                        MEYERS SHEPPARD INVESTMENT TRUST
                                       AND
                            BISYS FUND SERVICES, INC.


                               TRANSFER AGENT FEES


     Effective as of the Conversion Date, BISYS shall receive an account maintenance fee of $15.00 per year for each account which is in existence at any time during the month for which payment is made, such fee to be paid in equal monthly installments, plus out-of-pocket expenses, provided that the minimum annual fee to be paid by each Fund is $12,000.00. Such minimum annual fee shall be prorated for periods of less than one year. BISYS shall be entitled to this account maintenance fee on all accounts maintained in its records during the year, including those accounts which have a zero balance during any portion of the year.


Additional Services:

     Additional services such as IRA processing, development of interface capabilities, servicing of 403(b) and 408(c) accounts, management of cash sweeps between DDAs and mutual fund accounts and coordination of the printing and distribution of prospectuses, annual reports and semi-annual reports are subject to additional fees which will be quoted upon request. Programming costs or database management fees for special reports or specialized processing will be quoted upon request.


Out-of-pocket Expenses:

     BISYS shall be entitled to be reimbursed for all reasonable out-of-pocket expenses including, but not limited to, the expenses set forth in Section 3 of the Transfer Agency Agreement to which this Schedule B is attached; provided, however, that the Trust shall not be required to reimburse BISYS for any expenses that BISYS Fund Services Limited Partnership has agreed to bear pursuant to the Distribution Agreement between BISYS Fund Services Limited Partnership and the Trust.

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                        MEYERS SHEPPARD INVESTMENT TRUST
                                       AND
                            BISYS FUND SERVICES, INC.


                                     REPORTS


1.    Daily Shareholder Activity Journal

2.    Daily Fund Activity Summary Report

      a.    Beginning Balance

      b.    Dealer Transactions

      c.    Shareholder Transactions

      d.    Reinvested Dividends

      e.    Exchanges

      f.    Adjustments

      g.    Ending Balance

3.    Daily Wire and Check Registers

4.    Monthly Dealer Processing Reports

5.    Monthly Dividend Reports

6.    Sales Data Reports for Blue Sky Registration

7. Annual report by independent public accountants concerning BISYS' shareholder system and internal accounting control systems to be filed with the Securities and Exchange Commission pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.

                                  Exhibit 11




                       Consent of Independent Auditors


                          Independent Auditors' Consent




The Shareholders and Board of Trustees of
Meyers Investment Trust:


We consent to the use of our report dated June 7, 1996 with respect to the Meyers Sheppard Pride Fund of the Meyers Sheppard Investment Trust incorporated herein by reference in this Registration Statement on Form N-1A and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information.



                                             /s/   KPMG PEAT MARWICK LLP




New York, New York
January 29, 1997

===============================================================================
                           MEYERS SHEPPARD PRIDE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996
                                   (Unaudited)
      --------------------------------------------------------------------


ASSETS:

Investments, at value (Cost $876,700)
(Note 1a)....................................  $     946,625

Receivables from Investment Advisor..........        149,241

Dividend/Interest receivable.................          1,041

Deferred organizational expense and
other assets.................................        102,818
                                                   ---------

    Total Assets.............................                      $   1,199,725
                                                                   -------------


LIABILITIES:

Organizational expenses payable..............        102,818

Payable for securities purchased.............         45,058

Payable for capital shares redeemed..........          2,695

Other Accrued expenses.......................        153,935
                                                   ---------
    Total Liabilities........................                            304,506
                                                                   -------------

Net Assets, applicable to 82,822 shares
of beneficial interest outstanding...........                            895,219
                                                                   -------------


NET ASSETS:

Capital......................................        825,544

Accumulated undistributed net investment
income.......................................        (1,901)

Accumulated undistributed net realized
gains on investment transactions.............         1,651

Net unrealized appreciation on investments...        69,925
                                               ------------

    Net Assets...............................                      $     895,219
                                                                   =============

  Net Asset Value Per Share............                                    10.81




    The accompanying notes are an integral part of the financial statements.

===============================================================================
                          MEYERS SHEPPARD PRIDE FUND
                     STATEMENT OF OPERATIONS (unaudited)

===============================================================================
                                                             For the period from
                                                                  June 10, 1996*
                                                       through December 31, 1996


Investment Income

Interest income..............................  $        794

                                                      3,164
Dividend income........................        ------------

                                                                   $       3,958

Expenses

Advisory (Note 2)..............................       1,681

Administrative Services (Note 2)...............      82,500

Fund accounting fees and expenses (Note 2)              842

Audit..........................................      10,000

Legal..........................................      12,500

Registration...................................       8,686

Custodian......................................       7,500

Amortization of organization expense...........      10,567

Printing.......................................       4,000

Trustees' fees.................................       3,750

Transfer agent and shareholder servicing (Note 2)     1,205

12b-1 fees (Note 2)............................         548

Insurance......................................       5,500

                                                      5,821
Miscellaneous..................................  ----------

   Total expenses before waiver/
     reimbursements............................                          155,100
   Less expenses waived/reimbursed
     (Note 2)..................................                        (149,241)
                                                                   -------------
   Net expenses................................                            5,859
                                                                   -------------
Net Investment Loss............................                          (1,901)
                                                                   -------------
Realized And Unrealized Gain/(Loss) on
Investments

Net realized gain on investments...............       1,651

Net unrealized appreciation on investments.....      69,925
                                                 ----------
  Net realized and unrealized gain on
     investments...............................                           71,576
                                                                   -------------
Net increase in net assets resulting
from operations................................                    $      69,675
                                                                   =============

*  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

=============================================================================
                           MEYERS SHEPPARD PRIDE FUND
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)
 -----------------------------------------------------------------------------

                                                             For the period from
                                                                  June 10, 1996*
                                                       through December 31, 1996


Increase in Net Assets from:

Operations

Net investment income..........................                    $     (1,901)

Net realized gain on investments...............                            1,651

Net change in unrealized appreciation on
investments....................................                           69,925
                                                                    ------------
Net increase in net assets resulting
from operations................................                           69,675
                                                                    ------------


Capital Share Transactions (Note 4)

Proceeds from sale of shares...................                          727,684

Net asset value of shares redeemed.............                          (2,168)
                                                                    ------------
Net increase in net assets from capital
share transactions.............................                          725,516
                                                                    ------------

Total increase in net assets...................                          795,191
                                                                    ------------

Net Assets

Beginning of period............................                          100,028
                                                                     -----------

End of period..................................                      $   895,219
                                                                     ===========


*  Commencement of operations.




    The accompanying notes are an integral part of the financial statements.

                           MEYERS SHEPPARD PRIDE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
    ------------------------------------------------------------------------




                                                              Market
     Shares                                                   Value
   -----------                                               --------

               Common Stocks (95.6%)


               Banking (7.5%)
        500    H.F. Ahmanson & Co.                            $16,250
      1,200    Glendale Federal Bank*                          27,900
        300    Lincoln National Corp                           15,750
        400    Riggs National Corp.                             6,900
                                                            ---------
                                                               66,800

               Beverages (1.3%)
        300    Seagram Co. LTD.                                11,625
                                                            ---------

               Broadcasting (1.9%)
        500    Viacom Inc.*                                    17,438
                                                            ---------

               Computer Equipment (10.5%)
        500    Digital Equipment Corp.                         18,188
        100    International Business Machines Corp.           15,100
      7,000    Midisoft Corp.*                                 17,391
      1,000    Silicon Graphics, Inc.*                         25,500
      2,000    Unisys Corp.*                                   17,550
                                                            ---------
                                                               93,729
                                                            ---------

               Computer Software (3.7%)
      1,300    Sun Microsystems, Inc.*                         33,394
                                                            ---------


               Electrical & Electronics (8.4%)
        500    Arrow Electronics, Inc.*                        26,750
      1,200    Cypress Semiconductor Corp.*                    16,950
        600    LAM Research Corp.*                             16,875
        550    LSI Logic Corp.*                                14,713
                                                            ---------
                                                               75,288
                                                            ---------

               Entertainment (5.3%)
        200    The Walt Disney Co.                             13,925
        900    Time-Warner, Inc.                               33,750
                                                            ---------
                                                               47,675
                                                            ---------

               Financial Services (6.2%)
        400    American Express Company                        22,600
        700    Salomon, Inc.                                   32,988
                                                            ---------
                                                               55,588
                                                            ---------

               Forest Products & Paper (1.1%)
        100    Kimberly-Clark Corp.                             9,525
                                                            ---------

    The accompanying notes are an integral part of the financial statements.

                           MEYERS SHEPPARD PRIDE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
    ------------------------------------------------------------------------


                                                              Market
     Shares                                                   Value
   -----------                                               --------

               Insurance (3.0%)
        300    Nac're Corp.                                $   10,163
        500    U.S. Life Corp.                                 16,625
                                                            ---------
                                                               26,788
                                                            ---------

               Medical-Hospital Management (5.6%)
        600    Foundation Health Corp.*                        19,050
        700    United Healthcare Corp.                         31,500
                                                            ---------
                                                               50,550
                                                            ---------

               Mining (2.5%)
      1,800    Homestate Mining Co.                            22,800
                                                            ---------

               Oil & Gas Exploration (5.4%)
        200    Amerada Hess Corp.                              11,575
        300    Amoco Corp.                                     24,150
        100    Mobil Corp.                                     12,225
                                                            ---------
                                                               47,950
                                                            ---------

               Pharmaceuticals (7.9%)
        600    Amgen, Inc.*                                    32,625
        400    McKesson Corp.                                  22,400
        200    Merck & Co., Inc.                               15,850
                                                            ---------
                                                               70,875
                                                            ---------

               Retail (12.0%)
      2,000    Ann Taylor Stores, Inc.*                        35,000
        600    Dayton-Hudson Corp.                             31,400
      1,100    Lillian Vernon Corp.                            13,475
      1,500    Limited, Inc.                                   27,563
                                                            ---------
                                                              107,438
                                                            ---------


               Technology (2.3%)
        800    Advanced Micro Devices, Inc.                    20,600
                                                            ---------

               Telecommunications (8.2%)
        900    AT&T Corp.                                      39,150
        129    Lucent Technologies, Inc.                        5,962
        700    Sprint Corp.                                    27,913
                                                            ---------
                                                               73,025
                                                            ---------


               Transportation-Air (2.8%)
      1,600    America West Airline, Inc.*                     25,400
                                                            ---------
               Total Common Stocks (cost $786,563)         $  856,488
                                                           ==========

    The accompanying notes are an integral part of the financial statements.

                           MEYERS SHEPPARD PRIDE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1996
                                   (Unaudited)
    ------------------------------------------------------------------------


                                                              Market
     Shares                                                   Value
   -----------                                               --------


               COMMERCIAL PAPER (4.4%)
     39,136    Wells Fargo Sweep Account                    $  39,137
                                                            ---------
               Total Commercial Paper (cost $39,137)           39,137
                                                            ---------

               MONEY MARKET ACCOUNT (5.7%)
      9,000    Stagecoach U.S. Treasury Money Market Fund       9,000
     42,000    Stagecoach Prime Money Market Fund              42,000
                                                            ---------
               Total Money Market Account (cost $51,000)       51,000
                                                            ---------

               TOTAL INVESTMENTS (105.7%)(cost $876,700)    $ 946,625
                                                            ---------

               Other Liabilities in excess of Assets (5.7%)   (51,406)

               NET ASSETS (100.0%)                          $ 895,219
                                                            =========

*    Represents non-income producing securities.
+    Cost for book and tax purposes is the same.


    The accompanying notes are an integral part of the financial statements.

                           MEYERS SHEPPARD PRIDE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

      -------------------------------------------------------------------



1. Significant Accounting Policies. The Meyers Sheppard Pride Fund (the "Fund") is a separate series of the Meyers Sheppard Investment Trust (the "Trust"), a business trust organized under the laws of the State of
     Delaware on March 26, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is an open-ended, no-load, diversified management investment company whose overall investment objective is to attain long-term capital appreciation. Prior to June 10, 1996 (commencement of operations), the Fund had no operations other than the sale of 10,003 shares of common stock at $10.00 per share, to initial seed capital investors. The overall investment objective of the Fund is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities of undervalued but nevertheless fundamentally sound companies which have been identified as having met the "Social Objective". Companies which meet the "Social Objective" are defined as companies which, in general, have been identified as having progressive policies towards gays and lesbians, but at a minimum have in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. The following are significant accounting policies followed by the Fund in the preparation of these financial statements:

     a. Valuation of Securities. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of 60 days or less, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotation or valuation, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

     b. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations.

     c. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

     d. Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification.

                           MEYERS SHEPPARD PRIDE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

      -------------------------------------------------------------------



     e. Federal Income Taxes. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     f. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Actual results could differ from these amounts.

2. Investment Management, Administration, Fund Accounting, Transfer Agency, and Distribution Agreements. The Fund has entered into an investment management agreement (the "Investment Management Agreement") with the Investment Manager, Meyers, Sheppard & Co., LLC (the "Investment Manager"). The Investment Management Agreement provides that the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis to 1.00% of the Fund's average daily net assets. The Investment Manager has undertaken to waive the portion of its investment management fee necessary to maintain Total Annual Operating Expenses of no more than 2.25% per year of average daily net assets. For the period ended December 31, 1996, the Investment Manager earned $1,681, and waived fees of $1,681.

Furman Selz LLC ("Furman Selz") provides the Fund with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Fund's directors and officers and include the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Fund pays Furman Selz, per year, an amount equal to 0.15% of the first $100 million of the Fund's aggregate assets, 0.10% for the next $400 million, 0.07% for the next $500 million, and 0.06% for aggregate assets in excess of $1 billion. For the period ended December 31, 1996, Furman Selz earned $82,500, which fees will be assumed and paid by the Investment Manager.

Furman Selz provides the Fund with fund accounting services pursuant to the terms of a Fund Accounting Agreement. Pursuant to this agreement, Furman Selz is paid a fee of $35,000 per year, plus out-of-pocket expenses. For the period ended December 31, 1996, Furman Selz earned $842, which fees will be assumed and paid by the Investment Manager.

Furman Selz provided the Fund with transfer agency and registrar services pursuant to the terms of a Transfer Agency Agreement through October 13, 1996. After this date, BISYS Fund Services, Inc. provided these services as the result of the sale or assignment by Furman Selz of its mutual fund business to BISYS Fund Services, Inc., pursuant to which BISYS Fund Services, Inc. executed a Transfer Agency Agreement. Pursuant to these agreements, each Transfer Agent is paid a per account fee of $15.00 per year, subject to a $12,000 per year minimum, and is also reimbursed certain expenses. For the period ended December 31, 1996, Furman Selz and BISYS Fund Services collectively earned fees of $1,205, which fees will be assumed and paid by the Investment Manager.

                           MEYERS SHEPPARD PRIDE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

      -------------------------------------------------------------------




The Trustees of the Trust have adopted a Plan of Distribution (the "Distribution Plan") with respect to the Fund in accordance with Rule 12b-1 under the investment Company Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, Furman Selz acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to the terms of a Distribution Agreement. Pursuant to the Distribution Agreement, Furman Selz also acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. Solely for the purpose of reimbursing Furman Selz for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund, adopted the Distribution Plan wherein, pursuant to Rule 12b-1 of the Investment Company Act, the Fund is authorized to spend up to 0.25% of net asset value annually for Furman Selz's services in connection with the distribution of shares of the Fund. For the period ended December 31, 1996, the Fund incurred distribution fees of $548 to Furman Selz, which fees will be assumed and paid by the Investment Manager.


3. Investments. Purchase and sales of securities for the period ended December 31, 1996, other than short-term securities, amounted to $891,471, and $224,843, respectively. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                 -------------
Aggregate cost.................     $  876,700
                                 =============
Gross unrealized appreciation..        $93,067
Gross unrealized depreciation..  -------------
                                        23,142
                                 -------------
Net unrealized appreciation....     $   69,925
                                 =============


4. Capital Stock Transactions. The Fund is authorized, pursuant to the terms of the Trust Instrument of the Trust, to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares for the period ended December 31, 1996, were as follows:


                          -----------------------
                            Shares        Amount
Beginning balance........ ----------    ---------
                              10,003    $100,028
                          ----------    --------
Shares sold..............     73,019     727,684
Shares redeemed..........      (200)     (2,168)
                          ----------    --------
Net increase.............     72,819     725,516
                          ----------    --------
Ending balance...........     82,822    $825,544
                          ==========    ========

5. Agreements with BISYS Fund Services. Effective January 1, 1997, in lieu of Furman Selz, BISYS Fund Services Limited Partnership became the Administrator and Distributor for the fund pursuant to the terms of an Administration Agreement and Distribution Agreement, respectively, and BISYS Fund Services, Inc. became the Fund's Accounting Agent pursuant to the terms of a Transfer Agency

                           MEYERS SHEPPARD PRIDE FUND
                    NOTES TO FINANCIAL STATEMENTS (unaudited)

      -------------------------------------------------------------------



     Agreement. This change was effectuated as a result of the sale or assignment by Furman Selz of its mutual fund business to BISYS Funds Services, and entering into of new contracts between the Fund and BISYS Fund Services to reflect the new relationship.

  ===========================================================================
                           MEYERS SHEPPARD PRIDE FUND

                        FINANCIAL HIGHLIGHTS (unaudited)
  ---------------------------------------------------------------------------

The following selected data for a share in the Fund outstanding for the indicated period has not been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, and should be read in conjunction with the unaudited financial statements and related notes appearing in the Statement of Additional Information dated January 31, 1997. The Fund's Annual Report will include a discussion of the factors, strategies and techniques that materially affect its performance during the period of the report, as well as certain other related information. A copy of the Fund's Annual Report will be made available without charge upon request and when available.

---------------------------------------------------------------------------
                                                               For the period
                                                               June 10, 1996
                                                               (commencement
                                                             of operations) to
                                                             December 31, 1996
                                                             -----------------
                                                                (Unaudited)

For a share of beneficial interest outstanding throughout the period:

Net Asset Value, beginning of period..................            $  10.00

Income from investment operations:
   Net investment income..............................               (0.02)
   Net realized and unrealized gain on investments....                0.83
                                                                    -------
Total income from investment operations...............                0.81

Less distributions from:
   Net investment income..............................                   0
   Net realized gains.................................                   0
                                                                    -------
Total distributions...................................                   0

Net Asset Value, end of period........................            $  10.81

Total return..........................................                 8.10%(3)

Ratios/supplemental data:
   Net assets, end of period..........................            $895,219
   Ratio of expenses to average net assets(1).........                 2.25%(2)
   Ratio of net investment income to average net
     assets(1)........................................               (0.73%)(2)


Portfolio Turnover rate...............................              6%
Average Commissions per share.........................            $ 0.080842


________________________

(1) Reflects the Investment Manager's waiver of its entire investment management fee and its assumption of liabilities of the Fund. Without such waiver and assumption by the Investment Manager, the ratio of expenses and net investment income to average net assets would have been as follows:

          Ratio of expenses to average net assets........             59.68% (2)
          Ratio of net investment income to average
            net assets...................................            (58.16%)(2)

(2)  Annualized

(3)  Not annualized